           As filed with the Securities and Exchange Commission on April 3, 2012

                                            1933 Act Registration No. 333-125790

                                             1940 Act Registration No. 811-09241

                                                              CIK No. 0001080299
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 14

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 46

             Lincoln Life Flexible Premium Variable Life Account S
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                            Charles A. Brawley, III
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2011 was filed March 27, 2012.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2012 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

       SUPPLEMENT DATED MAY 1, 2012 TO PROSPECTUSES DATED MAY 1, 2012

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
               PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

    - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                                   PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the Funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust


                  o Goldman Sachs Variable Insurance Trust


                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


                  o T. Rowe Price International Series, Inc.


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        16
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        17
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        18
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        19
    Administrative Fee..........................        19
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        20
YOUR INSURANCE POLICY...........................        20
    Application.................................        21
    Owner.......................................        21
    Right to Examine Period.....................        22
    Initial Specified Amount....................        22
    Transfers...................................        22
    Market Timing...............................        23
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        25
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        33
    Termination of Coverage.....................        33
    State Regulation............................        33
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        34
    Planned Premiums; Additional Premiums.......        34
    Life Insurance Qualification................        34
    Policy Values...............................        35
DEATH BENEFITS..................................        36
    Death Benefit Options.......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        37
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        38
    Partial Surrender...........................        38
POLICY LOANS....................................        39
LAPSE AND REINSTATEMENT.........................        39
    Reinstatement of a Lapsed Policy............        40
TAX ISSUES......................................        40
    Taxation of Life Insurance Contracts in
      General...................................        40
    Policies That Are MECs......................        41
    Policies That Are Not MECs..................        42
    Other Considerations........................        42
    Fair Market Value of Your Policy............        43
    Tax Status of Lincoln Life..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        44
LEGAL PROCEEDINGS...............................        44
FINANCIAL STATEMENTS............................        44
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        45

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and , due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.





                                Table I: Transaction Fees
                                    When Charge                         Amount
         Charge                     is Deducted                        Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Premium Tax                      When you pay a Premium.                A maximum of 5.0% of each Premium
                                                                         Payment.1
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Policy Year.



     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.





                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                When Charge                             Amount
          Charge                is Deducted                            Deducted
 Charge for a                                     For a male or female age 45, the maximum
 Representative insured                           additional monthly charge is $0.06 per $1,000 of
                                                  Specified Amount.
 Policy Loan Interest          Annually           The annual rate charged against the loan balance
                                                  will be the greater of 3.5%, or Moody's
                                                  Investors Service, Inc. Corporate Bond Yield
                                                  Average - Monthly Average Corporates for the
                                                  calendar month which ends two months prior to
                                                  the Policy Anniversary.




              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $83.33 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of Net Amount at Risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of Net Amount at Risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.30% 2         0.28%
 (12b-1) fees, and other expenses.



  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.48%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year premium and 20% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds


The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
  Invesco Advisers, Inc.

     o Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares):
       Long-term growth of capital and income.



AllianceBernstein Variable Products Series Fund, Inc., advised by
       AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital .

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.


     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007.
  Consult your financial advisor.

     o Inflation Protection Fund (Class II): Long-term total return. This fund is available only to existing cases as of May 17, 2010.
  Consult your financial advisor.

     o International Fund (Class I): Capital growth.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth.

     o Global Small Capitalization Fund (Class 2): Long-term growth.


     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): High current income.


     o International Fund (Class 2): Long-term growth of capital.

     o U.S. Government/AAA Rated Securities Fund (Class 2): High current income and capital preservation.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

        o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

        o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.


     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.



     o Value Series (Standard Class): Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

     o DWS Equity 500 Index VIP (Class A): Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
       (Subadvised by Northern Trust Investments, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
       (Subadvised by Northern Trust Investments, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Asset Manager Portfolio (Service Class): High total return.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.

     o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income.

     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC.

     o Flexible Bond Portfolio (Service Shares): Maximum total return. This fund is available only to existing cases as of May 21, 2007.
  Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*


        o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
       (formerly LVIP Total Bond Fund)

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.

       (Subadvised by Janus Capital Management LLC)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)


     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.


     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.


     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)


     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.

       (Subadvised by Metropolitan West Capital Management)


     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

     o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Mid-Cap Intrinsic Value Portfolio (I Class): Long-term growth. (formerly Regency Portfolio)

       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
(Administrative Class): Maximum real return.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

     o T. Rowe Price Equity Income Portfolio: Long-term growth.


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


  (2) These are "Fund of Funds"and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or


2) the Sub-Account has not attracted significant Owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The Monthly Deductions are made on the "Monthly Anniversay Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a

Modified Endowment Contract, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%
      4-7                  1.0%                      0.5%
      8+                   0.5%                      0.5%


The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.




Surrender Charges


There are no Surrender Charges for your Policy.




Partial Surrender Fee


There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.




Transfer Fee


The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.




Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee


The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges


Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.




Case Exceptions


We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:


o the number of lives to be insured,


o the total Premiums expected to be paid,


o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.


Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.



YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner


The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;


3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the insured is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.

Right to Examine Period


You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy Owner if that policy Owner has been identified as a market timer. For each policy Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.




Dollar Cost Averaging


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or


4) if your Policy is surrendered.




Automatic Rebalancing


You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.




Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.


The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.


The cost of the rider is added to the Monthly Deductions, and is based on the insured's premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Alternative Policy Loan Rider. The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company's consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.

Alternative Policy Loan. If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the policy's Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:


a) a loan agreement is properly executed;


b) a satisfactory assignment of the Policy to the Company is made; and

c) the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the Policy to the Company authorizes the Company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each Valuation Day, the maximum alternative Policy Loan balance is the sum of


1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account


The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.


There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts


  a) on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.


If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:


  a) the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by


     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the total account value of the Policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company

Alternative Policy Loan Interest. Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.

The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or


2) 4.25%


The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.

We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln Life's consent. There is no cost for this rider.


This rider provides two additional benefits:


a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit.

Under this rider, the Full Surrender Value of the Policy will equal:


a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.


Target enhancement amount. On any Monthly Deduction day, the target enhancement amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each Monthly Deduction day, the target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target Surrender Value on the immediately preceding Monthly Deduction day.

2) is all Premiums received since the immediately preceding Monthly Deduction day.


3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.


4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the target Surrender Value will be the target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.


Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:

 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.


Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:

a) Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and

b) Is the target Premium for the Policy Year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy

During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:




                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%


The Maximum Enhancement Rate will not exceed 25% in any Policy Year.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to the Policy. If a Term Insurance Rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.


B. Expense reduction benefit.


In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:




 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:




                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%


The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.

If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the Cost of Insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.


This rider otherwise terminates on the earliest of:

1) the death of the insured; or


2) the maturity date of this Policy; or

3) the date this Policy ends; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed Term Blend Adjustment Factor for more information.


This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.


Under this rider, the Full Surrender Value of the Policy will equal:


1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:


a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.


This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by


2) the available adjustable benefit enhancement balance.


Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:


1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by


2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by


3) the term blend adjustment factor.


Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.


The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%


Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus


2) the adjustable benefit enhancement deduction amount; minus


3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus


4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.


The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:


a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Policy Year, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.


The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.


Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:


a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.


For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :


1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and


3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.


The rider otherwise terminates on the earliest of:

1) the death of the insured, or


2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.




Continuation of Coverage


Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.

Paid-Up Nonforfeiture Option


You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and


o all extra benefit riders will terminate.



Coverage Beyond Maturity


At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.


If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,


o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,


o loan interest on any loans outstanding on the maturity date will continue to accrue,


o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.


This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the Policy becomes eligible for coverage beyond maturity.




Termination of Coverage

All policy coverage terminates on the earliest of:


1) surrender of the Policy;


2) death of the insured;


3) failure to pay the necessary amount of Premium to keep your Policy in force;
or


4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation


The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.

PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.




Allocation of Net Premium Payments


Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.




Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.




Life Insurance Qualification


A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.

Discuss this choice with your financial representative and tax adviser before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:


1) Net Premium Payments made;

2) the amount of any Partial Surrenders;


3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.


In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.




Death Benefit Options


Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:


1) the amount determined by the death benefit option in effect on the date of the death of the insured, or


2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.


The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the Specified Amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of Premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.



If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.




Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.





 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.



Any reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.

Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.


After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.



POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.





   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Policy Year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,


o 3.5%


This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.



LAPSE AND REINSTATEMENT

If at any time the total account value less the loan collateral account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse. The total account value less the loan collateral account value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or


5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan collateral account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




Reinstatement of a Lapsed Policy


If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:


1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;


4) we receive a payment sufficient to keep your Policy in force for at least three months; and


5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.


If a Policy Loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are

"adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).



                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                  SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for



                     Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



            The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
POLICY INFORMATION..........................             5


Contents                                              Page
--------------------------------------------       ----------
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             7
    Suicide.................................             7
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors-the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.




Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $19,985,842 in 2011, $19,703,728 in 2010 and $24,595,347 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company follow.

       SUPPLEMENT DATED MAY 1, 2012 TO PROSPECTUSES DATED MAY 1, 2012

           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
               PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

    - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

    -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                                  PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the Funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust


                  o Goldman Sachs Variable Insurance Trust


                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o PIMCO Variable Insurance Trust


                  o T.Rowe Price International Series, Inc.


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        19
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        19
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        21
    Right to Examine Period.....................        21
    Initial Specified Amount....................        21
    Transfers...................................        22
    Market Timing...............................        22
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        24
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        35
    Paid-Up Nonforfeiture Option................        35
    Coverage Beyond Maturity....................        35
    Termination of Coverage.....................        35
    State Regulation............................        36
PREMIUMS........................................        36
    Allocation of Net Premium Payments..........        36
    Planned Premiums; Additional Premiums.......        36
    Life Insurance Qualification................        36
    Policy Values...............................        37
DEATH BENEFITS..................................        38
    Death Benefit Options.......................        38
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        39
    Death Benefit Proceeds......................        40
POLICY SURRENDERS...............................        40
    Partial Surrender...........................        40
POLICY LOANS....................................        41
LAPSE AND REINSTATEMENT.........................        41
    Reinstatement of a Lapsed Policy............        42
TAX ISSUES......................................        42
    Taxation of Life Insurance Contracts in
      General...................................        42
    Policies That Are MECs......................        43
    Policies That Are Not MECs..................        44
    Other Considerations........................        44
    Fair Market Value of Your Policy............        45
    Tax Status of Lincoln Life..................        45
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        46
LEGAL PROCEEDINGS...............................        46
FINANCIAL STATEMENTS............................        46
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        47

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and , due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.





                                Table I: Transaction Fees
                                    When Charge                         Amount
         Charge                     is Deducted                        Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Premium Tax                      When you pay a Premium.                A maximum of 5.0% of each Premium
                                                                         Payment.1
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Policy Year.



     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.





                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.22 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                When Charge                             Amount
          Charge                is Deducted                            Deducted
 Charge for a                                     For a male or female age 45, the maximum
 Representative insured                           additional monthly charge is $0.17 per $1,000 of
                                                  Specified Amount.
 Policy Loan Interest          Annually           The annual rate charged against the loan balance
                                                  will be the greater of 3.5%, or Moody's
                                                  Investors Service, Inc. Corporate Bond Yield
                                                  Average - Monthly Average Corporates for the
                                                  calendar month which ends two months prior to
                                                  the Policy Anniversary.




              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $34.26 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of Net Amount at Risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.22 per $1,000 of Net Amount at Risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider
  Surrender Value and            N/A                There is no charge for this rider.
  Loan Spread
  Enhancement Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.30% 2         0.28%
 (12b-1) fees, and other expenses.



  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.48%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year premium and 20% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds


The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
  Invesco Advisers, Inc.

     o Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares):
       Long-term growth of capital and income.



AllianceBernstein Variable Products Series Fund, Inc., advised by
       AllianceBernstein, L.P.

        o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.


     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return. This fund is available only to existing cases as of May 17, 2010.
  Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Long-term growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): High current income.


     o International Fund (Class 2): Long-term growth of capital.

     o U.S. Government/AAA Rated Securities Fund (Class 2): High current income and capital preservation.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and secondarily high current income.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

        o REIT Series (Standard Class): Total return.


     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.



     o Value Series (Standard Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing cases as of May 18, 2009.
  Consult your financial advisor.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       Return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*


     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
       (formerly LVIP Total Bond Fund)


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Parters Limited and Franklin Advisors, Inc.)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management Inc.)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.

       (Subadvised by Janus Capital Management LLC)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)


     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income with growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       Current income with growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.


     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)


     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
       (formerly LVIP Total Bond Fund)


     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)


     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): Total return with increased emphasis on capital preservation as target date approaches.

     o LVIP Protected Profile Conservative Profile Fund (Standard Class)(2):
       High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
(Administrative Class): Maximum real return.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

     o T. Rowe Price Equity Income Portfolio: Long-term growth.


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


  (2) These are "Fund of Funds"and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or


2) the Sub-Account has not attracted significant Owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The Monthly Deductions are made on the "Monthly Anniversay Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.

For policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.

For policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled "Lapse and Reinstatement", to pay an amount that will prevent the lapse from occurring.




Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a Modified Endowment Contract, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      1.0%
       2                   3.0%                      1.0%
      3-4                  2.0%                      1.0%
      5-7                  1.5%                      1.0%
      8+                   1.0%                      1.0%


The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the Company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.




Surrender Charges


There are no Surrender Charges for your Policy.

Partial Surrender Fee


There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.




Transfer Fee


The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.




Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.30%
      11-20                0.10%-0.15%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.

Administrative Fee


The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges


Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.




Case Exceptions


We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:


o the number of lives to be insured,


o the total Premiums expected to be paid,


o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.


Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.



YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the insured and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner


The Owner on the date of policy issue is designated in the policy specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;


3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the insured is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.




Right to Examine Period


You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.


Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy Owner if that policy Owner has been identified as a market timer. For each policy Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying

Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.




Dollar Cost Averaging


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or


4) if your Policy is surrendered.




Automatic Rebalancing


You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.

Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.


The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.


The cost of the rider is added to the Monthly Deductions, and is based on the insured's premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Alternative Policy Loan Rider. The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company's consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.

Alternative Policy Loan. If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the policy's Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:


a) a loan agreement is properly executed;


b) a satisfactory assignment of the Policy to the Company is made; and

c) the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the Policy to the Company authorizes the Company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each Valuation Day, the maximum alternative Policy Loan balance is the sum of


1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account


The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.


There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts


  a) on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.


If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:


  a) the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by


     b) 0.90 minus the alternative policy loan factor.


The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the total account value of the Policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company

Alternative Policy Loan Interest. Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.

The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or


2) 4.25%


The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.

We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln Life's consent. There is no cost for this rider.


This rider provides two additional benefits:


a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit.

Under this rider, the Full Surrender Value of the Policy will equal:


a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.


Target enhancement amount. On any Monthly Deduction day, the target enhancement amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each Monthly Deduction day, the target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target Surrender Value on the immediately preceding Monthly Deduction day.

2) is all Premiums received since the immediately preceding Monthly Deduction day.


3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.


4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the target Surrender Value will be the target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.


Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.


Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:

a) Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and

b) Is the target Premium for the Policy Year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy

During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:

                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%


The Maximum Enhancement Rate will not exceed 25% in any Policy Year.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a Term Insurance Rider is attached to the Policy. If a Term Insurance Rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.


B. Expense reduction benefit.


In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:




 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy


There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:




                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%


The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.

If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the Cost of Insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.


This rider otherwise terminates on the earliest of:

1) the death of the insured; or


2) the maturity date of this Policy; or

3) the date this Policy ends; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed Term Blend Adjustment Factor for more information.


This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.


Under this rider, the Full Surrender Value of the Policy will equal:


1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.


Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:


a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.


This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by


2) the available adjustable benefit enhancement balance.


Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:


1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by


2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by


3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.


The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%


Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus


2) the adjustable benefit enhancement deduction amount; minus


3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus


4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.


The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.


On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:


a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Policy Year, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.


The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.


Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:


a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.


For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and


3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.


The rider otherwise terminates on the earliest of:

1) the death of the insured, or


2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Surrender Value and Loan Spread Enhancement Rider. The policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.


Surrender Value Enhancement. If this rider is included with your policy and you effect an "Eligible Surrender" within the first four policy years (the "Surrender Value Enhancement Period"), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An "Eligible Surrender" is a full surrender of the policy. Partial surrenders and withdrawals of less than the full amount of the policy's cash surrender value are not "Eligible Surrenders". Please note that a full surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.

The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:

(a) is the applicable Surrender Value Enhancement Rate

(b) is the Term Blend Adjustment Factor; and

(c) is the cumulative Surrender Value Enhancement Premium; and

(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)

These terms are explained below.

Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.

Term Blend Adjustment Factor. If you do not have a Term Insurance Rider in effect under your policy, the Term Blend Adjustment Factor is equal to 1.0. If a Term Insurance Rider is in effect under your policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:

(a) is Your policy Specified Amount on the date of the Eligible Surrender;

(b) is the total of Your policy Specified Amount and any additional Specified Amount provided under the Term Insurance Rider in effect as of the date of Eligible Surrender;

(c) is .70;

(d) is .30.

Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:

(1) is the sum of the policy premiums paid during the Policy Year; less the sum of any partial surrenders paid during the Policy Year; or

(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base policy's Specified Amount. The Target Premium, Target Specified Amount and base policy's Specified Amount are all shown in the policy. As provided in the policy, the Target Premium is subject to change based on future changes you make to the policy (i.e. withdrawals, changes in Specified Amount).

Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement premiums you have paid to date as of the date of the Eligible Surrender.

Surrender Value Enhancement Multiplier. This number is found in your policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.

The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of policy year two.

Sample Policy:

Insured: Male Standard Non-tobacco, age 40

100% Base (No Term)

Specified Amount : $2,476,965

Target Specified Amount: $2,476,965

Premium Payment: $100,000 Single Pay

Target Premium: $100,003.18

Surrender Value Enhanced Rate: 4%

Surrender Value Enhancement Multiplier: 100%

Cash Surrender Value: $103,391.04

At the end of policy year two based on the above sample policy the calculation would be as follows:

(a) Surrender Value Enhancement Rate: 4%

(b) Term Blend Adjustment Factor: 1%

(c) Cumulative Surrender Value Enhancement Premium: $100,000.00

(d) Surrender Value Enhancement Multiplier: 100%

Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Cash Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.

Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later policy years.

The difference between the interest rate we charge you for policy loans and the interest we credit to your policy's Loan Collateral Account (or Loan Account) represents your net cost of borrowing and is called the "Loan Spread." The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:

(a) the percentage of the Surrender Value Enhancement amount (the "Surrender Value Enhancement Multiplier" or "Multiplier") you would receive in the event of an Eligible Surrender; and

(b) the Loan Spreads that would be available with respect to any outstanding policy loans.

Accordingly, if you have outstanding policy loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your policy for the option you have chosen.

For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your policy loans would experience a Loan Spread rate of .50% during the first 10 policy years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 policy years and 0% thereafter.





        Surrender Value and Loan
 Spread Enhancement Option - Surrender        Policy Years        Policy Years
      Value Enhancement Multiplier                0-10                11+
---------------------------------------      --------------      -------------
            Option 1 - 100%                      0.50%               0.50%
             Option 2 - 75%                      0.50%               0.25%
             Option 3 - 50%                      0.50%               0.00%



Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.





        Surrender Value and Loan
 Spread Enhancement Option - Surrender          Surrender Value         Policy Years        Policy Years
      Value Enhancement Multiplier            Enhancement amount            0-10                11+
---------------------------------------      --------------------      --------------      -------------
            Option 1 - 100%                  $4,000                        0.50%               0.50%
             Option 2 - 75%                  $3,000                        0.50%               0.25%
             Option 3 - 50%                  $2,000                        0.50%               0.00%



It is important to note that, during the Surrender Value Enhancement Period, the amount available under your policy for partial surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard policy loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.

Also note, the increase in Cash Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under
Section 7702 of the Internal Revenue Code.

Continuation of Coverage


Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.




Paid-Up Nonforfeiture Option


You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and


o all extra benefit riders will terminate.



Coverage Beyond Maturity


At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.


If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,


o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,


o loan interest on any loans outstanding on the maturity date will continue to accrue,


o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.


This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the Policy becomes eligible for coverage beyond maturity.




Termination of Coverage

All policy coverage terminates on the earliest of:


1) surrender of the Policy;


2) death of the insured;


3) failure to pay the necessary amount of Premium to keep your Policy in force;
or


4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.

State Regulation


The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.



PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.




Allocation of Net Premium Payments


Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.




Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.




Life Insurance Qualification


A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.

Discuss this choice with your financial representative and tax adviser before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:


1) Net Premium Payments made;

2) the amount of any Partial Surrenders;


3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.


In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.




Death Benefit Options


Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:


1) the amount determined by the death benefit option in effect on the date of the death of the insured, or


2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.


The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the Specified Amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of Premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.



If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.




Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.





 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.



Any reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.

Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.


After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.



POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.





   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Policy Year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,


o 3.5%


This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.



LAPSE AND REINSTATEMENT

If at any time the total account value less the loan collateral account value is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse. The total account value less the loan collateral account value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or


5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan collateral account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




Reinstatement of a Lapsed Policy


If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:


1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;


4) we receive a payment sufficient to keep your Policy in force for at least three months; and


5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.


If a Policy Loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are

"adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).



                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                 SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for




                   Lincoln Corporate Commitment VUL product




       Lincoln Life Flexible Premium Variable Life Account S, Registrant



            The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106


or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.



                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             5
    Transfer Agent..........................             5
POLICY INFORMATION..........................             5


Contents                                              Page
--------------------------------------------       ----------
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             6
    Settlement Options......................             6
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             7
    Suicide.................................             7
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors-the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.




Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $19,985,842 in 2011, $19,703,728 in 2010 and $24,595,347 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we

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categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.


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In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

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As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

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The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments

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and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not

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currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
ABVPSF Global Thematic Growth Class A         $    942,188    $ 39,433     $    981,621     $     --        $    7     $    981,614
ABVPSF Growth and Income Class A                 7,914,248          --        7,914,248       12,489            15        7,901,744
ABVPSF International Value Class A                 977,440      27,109        1,004,549           --             2        1,004,547
ABVPSF Large Cap Growth Class A                    133,498          --          133,498           --             2          133,496
ABVPSF Small/Mid Cap Value Class A              14,633,005          --       14,633,005       29,058            98       14,603,849
American Century VP Income & Growth Class I      5,641,894          --        5,641,894       16,935            89        5,624,870
American Century VP Inflation Protection
   Class II                                     16,984,682     233,893       17,218,575           --           110       17,218,465
American Century VP International Class I        2,501,734      47,229        2,548,963           --            29        2,548,934
American Funds Bond Class 2                          2,424          --            2,424           --            --            2,424
American Funds Global Growth Class 2             8,733,020      41,477        8,774,497           --           125        8,774,372
American Funds Global Small Capitalization
   Class 2                                       7,542,754          --        7,542,754      157,168            40        7,385,546
American Funds Growth Class 2                   40,445,313          --       40,445,313       66,222           272       40,378,819
American Funds Growth-Income Class 2             7,940,675       3,821        7,944,496           --           111        7,944,385
American Funds High-Income Bond Class 2          7,583,521      50,471        7,633,992           --            78        7,633,914
American Funds International Class 2            48,218,486          --       48,218,486       40,144           383       48,177,959
American Funds U.S. Government/AAA-Rated
   Securities Class 2                           18,006,433     508,915       18,515,348           --           152       18,515,196
BlackRock Global Allocation V.I. Class I         2,988,792          --        2,988,792       20,899            21        2,967,872
Delaware VIP Diversified Income Standard
   Class                                        31,696,419          --       31,696,419       26,930            83       31,669,406
Delaware VIP Emerging Markets Standard Class    20,943,135     185,048       21,128,183           --            87       21,128,096
Delaware VIP High Yield Standard Class          16,226,122       3,403       16,229,525           --           130       16,229,395
Delaware VIP International Value Equity
   Standard Class                                    2,446          --            2,446           --            --            2,446
Delaware VIP Limited-Term Diversified Income
   Standard Class                                8,012,611      10,728        8,023,339           --            24        8,023,315
Delaware VIP REIT Standard Class                13,290,935      32,761       13,323,696           --           111       13,323,585
Delaware VIP Small Cap Value Standard Class     23,725,396          --       23,725,396       78,630           147       23,646,619
Delaware VIP Smid Cap Growth Standard Class      6,172,420      67,489        6,239,909           --            24        6,239,885
Delaware VIP U.S. Growth Standard Class            921,420          --          921,420       26,220             1          895,199
Delaware VIP Value Standard Class               16,632,536     192,978       16,825,514           --            51       16,825,463
DWS VIP Alternative Asset Allocation Plus
   Class A                                         254,134         361          254,495           --            --          254,495
DWS VIP Equity 500 Index Class A               139,421,416          --      139,421,416      127,701         2,419      139,291,296
DWS VIP Small Cap Index Class A                 84,535,760      24,151       84,559,911           --         1,562       84,558,349
Fidelity VIP Asset Manager Service Class         3,239,693       6,230        3,245,923           --            61        3,245,862
Fidelity VIP Contrafund Service Class           38,367,547          --       38,367,547        1,270           235       38,366,042
Fidelity VIP Equity-Income Service Class         9,032,091          --        9,032,091           --           143        9,031,948
Fidelity VIP Growth Service Class                7,429,490          --        7,429,490       17,789            95        7,411,606
Fidelity VIP High Income Service Class               4,509          --            4,509           --            --            4,509
Fidelity VIP Mid Cap Service Class              22,311,942          --       22,311,942      252,283           181       22,059,478
Fidelity VIP Overseas Service Class              6,016,263      34,813        6,051,076           --            71        6,051,005
FTVIPT Franklin Income Securities Class 1        7,242,885          --        7,242,885       63,597            27        7,179,261
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                            1,811,867          --        1,811,867       12,550            11        1,799,306
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                              189,757          --          189,757           --             2          189,755
FTVIPT Franklin U.S. Government Class 1          5,332,127     165,144        5,497,271           --             1        5,497,270
FTVIPT Mutual Shares Securities Class 1          9,845,023      22,951        9,867,974           --            17        9,867,957
FTVIPT Templeton Foreign Securities Class 2        177,155          --          177,155           --             2          177,153
FTVIPT Templeton Global Bond Securities
   Class 1                                       7,202,726          --        7,202,726       59,671            56        7,142,999
FTVIPT Templeton Growth Securities Class 1       1,720,912          --        1,720,912       72,450            21        1,648,441
FTVIPT Templeton Growth Securities Class 2           6,850          --            6,850           --            --            6,850
Goldman Sachs VIT Mid Cap Value Service
   Class                                            48,289          --           48,289           --            --           48,289

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
Invesco Van Kampen V.I. Growth and
   Income Series I                            $     39,092    $     --     $     39,092     $     --        $   --     $     39,092
Janus Aspen Series Balanced Institutional
   Class                                         1,327,458          --        1,327,458           --            15        1,327,443
Janus Aspen Series Balanced Service Class        3,274,064          --        3,274,064           --            50        3,274,014
Janus Aspen Series Enterprise Institutional
   Class                                         3,083,746          --        3,083,746           --            34        3,083,712
Janus Aspen Series Enterprise Service Class      2,745,236          --        2,745,236           --            49        2,745,187
Janus Aspen Series Flexible Bond
   Institutional Class                          61,375,659          --       61,375,659           --           671       61,374,988
Janus Aspen Series Flexible Bond Service
   Class                                         8,337,661      40,193        8,377,854           --           103        8,377,751
Janus Aspen Series Global Technology Service
   Class                                            45,620          --           45,620           --             1           45,619
Janus Aspen Series Worldwide Institutional
   Class                                           267,819          --          267,819           --             3          267,816
Janus Aspen Series Worldwide Service Class         315,250          --          315,250           --             7          315,243
LVIP Baron Growth Opportunities Standard
   Class                                         1,939,565          --        1,939,565           --             1        1,939,564
LVIP Baron Growth Opportunities Service
   Class                                        15,827,460      56,219       15,883,679           --           128       15,883,551
LVIP BlackRock Inflation Protected Bond
   Standard Class                                3,228,595     379,520        3,608,115           --            --        3,608,115
LVIP Capital Growth Standard Class                 169,107          --          169,107       57,583             1          111,523
LVIP Cohen & Steers Global Real Estate
   Standard Class                                3,622,920          --        3,622,920       17,312            34        3,605,574
LVIP Columbia Value Opportunities Standard
   Class                                           226,531          --          226,531        7,891            --          218,640
LVIP Delaware Bond Standard Class              116,006,863          --      116,006,863      144,679         1,446      115,860,738
LVIP Delaware Diversified Floating Rate
   Standard Class                                  432,083          --          432,083           --            --          432,083
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       856,306      17,730          874,036           --            10          874,026
LVIP Delaware Growth and Income Standard
   Class                                           393,973          --          393,973       54,862             6          339,105
LVIP Delaware Social Awareness Standard
   Class                                         1,159,051      13,933        1,172,984           --             6        1,172,978
LVIP Delaware Special Opportunities
   Standard Class                                5,791,825         888        5,792,713           --            21        5,792,692
LVIP Dimensional Non-U.S. Equity Standard
   Class                                            10,871          --           10,871           --            --           10,871
LVIP Dimensional U.S. Equity Standard Class         12,394          --           12,394           --            --           12,394
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                  296,598          --          296,598           --            --          296,598
LVIP Global Income Standard Class                2,023,706     377,520        2,401,226           --            --        2,401,226
LVIP Janus Capital Appreciation Standard
   Class                                         6,780,449       4,808        6,785,257           --            41        6,785,216
LVIP JPMorgan High Yield Standard Class          3,753,315     382,306        4,135,621           --            --        4,135,621
LVIP MFS International Growth Standard Class     1,847,922      33,734        1,881,656           --             5        1,881,651
LVIP MFS Value Standard Class                   17,202,128          --       17,202,128      115,873            37       17,086,218
LVIP Mid-Cap Value Standard Class                1,329,800      29,314        1,359,114           --            --        1,359,114
LVIP Mondrian International Value Standard
   Class                                        17,860,965          --       17,860,965       19,645            83       17,841,237
LVIP Money Market Standard Class               101,035,653          --      101,035,653      540,140           729      100,494,784
LVIP Protected Profile 2010 Standard Class       3,011,513       3,400        3,014,913           --            10        3,014,903
LVIP Protected Profile 2020 Standard Class       6,702,177          --        6,702,177      573,366             9        6,128,802
LVIP Protected Profile 2030 Standard Class       2,125,849      26,736        2,152,585           --            14        2,152,571
LVIP Protected Profile 2040 Standard Class         993,118          --          993,118           --             1          993,117
LVIP Protected Profile 2050 Standard Class             666          --              666           --            --              666
LVIP Protected Profile Conservative
   Standard Class                                3,873,332       9,364        3,882,696           --             6        3,882,690
LVIP Protected Profile Growth Standard Class     7,887,081          --        7,887,081      131,448            13        7,755,620
LVIP Protected Profile Moderate Standard
   Class                                         8,204,000       3,901        8,207,901           --            72        8,207,829
LVIP SSgA Bond Index Standard Class             14,865,124      22,518       14,887,642           --            72       14,887,570
LVIP SSgA Conservative Index Allocation
   Standard Class                                   10,644          --           10,644           --            --           10,644
LVIP SSgA Conservative Structured Allocation
   Standard Class                                    2,108          --            2,108           --            --            2,108

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP SSgA Developed International 150
   Standard Class                              $   160,301    $     --      $   160,301     $ 60,098        $  1        $   100,202
LVIP SSgA Emerging Markets 100 Standard
   Class                                         1,152,407          --        1,152,407       81,926           2          1,070,479
LVIP SSgA Global Tactical Allocation
   Standard Class                                1,767,214       2,838        1,770,052           --          12          1,770,040
LVIP SSgA International Index Standard Class     1,319,246          --        1,319,246       10,323           2          1,308,921
LVIP SSgA Large Cap 100 Standard Class             179,281          --          179,281       47,025           1            132,255
LVIP SSgA Moderate Index Allocation
   Standard Class                                    8,820          --            8,820           --          --              8,820
LVIP SSgA Moderate Structured Allocation
   Standard Class                                   15,281          --           15,281           --          --             15,281
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                        23,101          --           23,101           --          --             23,101
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                         2,242          --            2,242           --          --              2,242
LVIP SSgA S&P 500 Index Standard Class          33,284,924          --       33,284,924      336,666         299         32,947,959
LVIP SSgA Small-Cap Index Standard Class        11,679,060          --       11,679,060       83,578          91         11,595,391
LVIP SSgA Small-Mid Cap 200 Standard Class       1,573,556      17,455        1,591,011           --           5          1,591,006
LVIP T. Rowe Price Growth Stock Standard
   Class                                         2,300,098          --        2,300,098        3,275           3          2,296,820
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                4,325,760       1,115        4,326,875           --          25          4,326,850
LVIP Templeton Growth Standard Class             1,350,681       2,654        1,353,335           --          24          1,353,311
LVIP Turner Mid-Cap Growth Standard Class        2,775,780          --        2,775,780       15,500           1          2,760,279
LVIP Vanguard Domestic Equity ETF Standard
   Class                                             2,819          --            2,819           --          --              2,819
LVIP Wells Fargo Intrinsic Value Standard
   Class                                         1,950,171          --        1,950,171       30,177          15          1,919,979
M Business Opportunity Value                       146,821          --          146,821           --          --            146,821
M Capital Appreciation                           1,142,892       1,027        1,143,919           --          17          1,143,902
M International Equity                           1,089,361          --        1,089,361           --          20          1,089,341
M Large Cap Growth                                 257,073       1,016          258,089           --          --            258,089
MFS VIT Core Equity Initial Class                2,083,565          --        2,083,565           --          29          2,083,536
MFS VIT Growth Initial Class                    10,046,547      13,026       10,059,573           --          23         10,059,550
MFS VIT Research Initial Class                      75,335          --           75,335           --           1             75,334
MFS VIT Total Return Initial Class               7,704,504       4,999        7,709,503           --          70          7,709,433
MFS VIT Utilities Initial Class                  9,959,060      27,315        9,986,375           --         130          9,986,245
NB AMT Mid-Cap Growth I Class                    9,050,903       5,002        9,055,905           --         104          9,055,801
NB AMT Partners I Class                            261,508          --          261,508           --           3            261,505
NB AMT Regency I Class                           3,846,341       7,809        3,854,150           --          32          3,854,118
Oppenheimer Main Street Fund/VA Class A            175,590          --          175,590           --           2            175,588
PIMCO VIT Commodity Real Return
   Administrative Class                          4,357,492     380,848        4,738,340           --           5          4,738,335
T. Rowe Price Equity Income                        933,261          --          933,261           --          --            933,261

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                       DIVIDENDS   MORTALITY
                                                         FROM     AND EXPENSE       NET
                                                      INVESTMENT   GUARANTEE     INVESTMENT
SUBACCOUNT                                              INCOME      CHARGES    INCOME (LOSS)
----------------------------------------------------  ----------  -----------  -------------
ABVPSF Global Thematic Growth Class A                 $    8,503    $  (2,025)   $    6,478
ABVPSF Growth and Income Class A                         103,801       (2,969)      100,832
ABVPSF International Value Class A                        54,878         (880)       53,998
ABVPSF Large Cap Growth Class A                              384         (326)           58
ABVPSF Small/Mid Cap Value Class A                        81,431      (20,079)       61,352
American Century VP Income & Growth Class I               80,795      (15,302)       65,493
American Century VP Inflation Protection Class II        612,776      (20,489)      592,287
American Century VP International Class I                 35,151       (5,571)       29,580
American Funds Bond Class 2                                   73           (9)           64
American Funds Global Growth Class 2                     130,714      (26,164)      104,550
American Funds Global Small Capitalization Class 2       110,918       (9,382)      101,536
American Funds Growth Class 2                            269,149      (57,400)      211,749
American Funds Growth-Income Class 2                     129,492      (24,028)      105,464
American Funds High-Income Bond Class 2                  596,599      (14,743)      581,856
American Funds International Class 2                     941,739      (77,370)      864,369
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                               314,252      (29,384)      284,868
BlackRock Global Allocation V.I. Class I                  69,829       (1,705)       68,124
Delaware VIP Diversified Income Standard Class         1,243,409      (16,376)    1,227,033
Delaware VIP Emerging Markets Standard Class             454,447      (22,085)      432,362
Delaware VIP High Yield Standard Class                 1,406,775      (25,123)    1,381,652
Delaware VIP International Value Equity Standard
   Class                                                      37          (11)           26
Delaware VIP Limited-Term Diversified Income
   Standard Class                                        125,565       (4,156)      121,409
Delaware VIP REIT Standard Class                         196,058      (20,399)      175,659
Delaware VIP Small Cap Value Standard Class              122,253      (30,027)       92,226
Delaware VIP Smid Cap Growth Standard Class               58,517       (4,466)       54,051
Delaware VIP U.S. Growth Standard Class                    1,906         (181)        1,725
Delaware VIP Value Standard Class                        275,690       (8,371)      267,319
DWS VIP Alternative Asset Allocation Plus Class A          7,323           --         7,323
DWS VIP Equity 500 Index Class A                       2,495,484     (456,166)    2,039,318
DWS VIP Small Cap Index Class A                          753,598     (294,455)      459,143
Fidelity VIP Asset Manager Service Class                  64,046      (11,013)       53,033
Fidelity VIP Contrafund Service Class                    368,738      (48,339)      320,399
Fidelity VIP Equity-Income Service Class                 223,263      (26,433)      196,830
Fidelity VIP Growth Service Class                         20,556      (17,672)        2,884
Fidelity VIP High Income Service Class                       311          (15)          296
Fidelity VIP Mid Cap Service Class                        38,130      (38,144)          (14)
Fidelity VIP Overseas Service Class                       91,446      (15,134)       76,312
FTVIPT Franklin Income Securities Class 1                419,187       (5,050)      414,137
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                    --       (2,178)       (2,178)
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                    --       (1,766)       (1,766)
FTVIPT Franklin U.S. Government Class 1                  160,773         (484)      160,289
FTVIPT Mutual Shares Securities Class 1                  263,803       (3,106)      260,697
FTVIPT Templeton Foreign Securities Class 2               18,208       (1,451)       16,757
FTVIPT Templeton Global Bond Securities Class 1          439,075      (12,592)      426,483
FTVIPT Templeton Growth Securities Class 1                28,790       (4,135)       24,655
FTVIPT Templeton Growth Securities Class 2                   764          (74)          690
Goldman Sachs VIT Mid Cap Value Service Class                276           --           276
Invesco Van Kampen V.I. Growth and Income Series I            --           --            --
Janus Aspen Series Balanced Institutional Class           23,044       (1,910)       21,134
Janus Aspen Series Balanced Service Class                 73,884       (9,595)       64,289
Janus Aspen Series Enterprise Institutional Class             --       (9,387)       (9,387)
Janus Aspen Series Enterprise Service Class                   --       (9,229)       (9,229)
Janus Aspen Series Flexible Bond Institutional Class   2,270,824     (119,346)    2,151,478
Janus Aspen Series Flexible Bond Service Class           292,967      (22,284)      270,683
Janus Aspen Series Global Technology Service Class            --         (116)         (116)
Janus Aspen Series Worldwide Institutional Class           4,280       (2,207)        2,073
Janus Aspen Series Worldwide Service Class                 1,847       (1,644)          203

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                         FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                    $    17,665    $       --    $    17,665      $  (389,411)     $  (365,268)
ABVPSF Growth and Income Class A                             (22,043)           --        (22,043)         399,920          478,709
ABVPSF International Value Class A                           (27,066)           --        (27,066)        (177,258)        (150,326)
ABVPSF Large Cap Growth Class A                                1,122            --          1,122           (5,380)          (4,200)
ABVPSF Small/Mid Cap Value Class A                           293,650            --        293,650       (2,020,308)      (1,665,306)
American Century VP Income & Growth Class I                   (1,648)           --         (1,648)          39,921          103,766
American Century VP Inflation Protection Class II            302,613       160,084        462,697          605,782        1,660,766
American Century VP International Class I                     16,736            --         16,736         (403,045)        (356,729)
American Funds Bond Class 2                                      (28)           --            (28)             102              138
American Funds Global Growth Class 2                         105,563            --        105,563       (1,193,508)        (983,395)
American Funds Global Small Capitalization Class 2            59,122            --         59,122       (1,992,465)      (1,831,807)
American Funds Growth Class 2                              2,670,362            --      2,670,362       (4,497,482)      (1,615,371)
American Funds Growth-Income Class 2                         (24,177)           --        (24,177)        (281,119)        (199,832)
American Funds High-Income Bond Class 2                       53,132            --         53,132         (531,424)         103,564
American Funds International Class 2                      (1,580,542)           --     (1,580,542)      (8,979,262)      (9,695,435)
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                                   160,429       358,696        519,125          326,423        1,130,416
BlackRock Global Allocation V.I. Class I                      14,128        64,169         78,297         (276,856)        (130,435)
Delaware VIP Diversified Income Standard Class               317,393     1,222,468      1,539,861         (930,562)       1,836,332
Delaware VIP Emerging Markets Standard Class                 774,853            --        774,853       (6,440,305)      (5,233,090)
Delaware VIP High Yield Standard Class                        73,521            --         73,521       (1,127,161)         328,012
Delaware VIP International Value Equity Standard
   Class                                                         320            --            320             (776)            (430)
Delaware VIP Limited-Term Diversified Income
   Standard Class                                              4,917       103,805        108,722          (42,819)         187,312
Delaware VIP REIT Standard Class                             341,774            --        341,774          680,007        1,197,440
Delaware VIP Small Cap Value Standard Class                1,099,512            --      1,099,512       (1,688,462)        (496,724)
Delaware VIP Smid Cap Growth Standard Class                  105,363       167,478        272,841         (251,939)          74,953
Delaware VIP U.S. Growth Standard Class                       40,965            --         40,965           13,928           56,618
Delaware VIP Value Standard Class                            188,866            --        188,866        1,055,180        1,511,365
DWS VIP Alternative Asset Allocation Plus Class A             (6,662)        1,478         (5,184)         (35,109)         (32,970)
DWS VIP Equity 500 Index Class A                             946,686            --        946,686       (2,292,916)         693,088
DWS VIP Small Cap Index Class A                              594,697            --        594,697       (5,912,443)      (4,858,603)
Fidelity VIP Asset Manager Service Class                      24,414        16,295         40,709         (195,658)        (101,916)
Fidelity VIP Contrafund Service Class                        373,117            --        373,117       (2,154,298)      (1,460,782)
Fidelity VIP Equity-Income Service Class                    (113,600)           --       (113,600)         (33,435)          49,795
Fidelity VIP Growth Service Class                            208,568        25,620        234,188         (262,005)         (24,933)
Fidelity VIP High Income Service Class                          (319)           --           (319)             197              174
Fidelity VIP Mid Cap Service Class                           519,162        43,691        562,853       (3,383,834)      (2,820,995)
Fidelity VIP Overseas Service Class                          (96,454)       12,601        (83,853)      (1,219,092)      (1,226,633)
FTVIPT Franklin Income Securities Class 1                     12,530            --         12,530         (455,522)         (28,855)
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                    31,637            --         31,637         (107,270)         (77,811)
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                   455,708            --        455,708         (305,535)         148,407
FTVIPT Franklin U.S. Government Class 1                        8,351            --          8,351           99,251          267,891
FTVIPT Mutual Shares Securities Class 1                       98,078            --         98,078         (435,145)         (76,370)
FTVIPT Templeton Foreign Securities Class 2                  156,524            --        156,524         (149,608)          23,673
FTVIPT Templeton Global Bond Securities Class 1              188,754        49,331        238,085         (773,330)        (108,762)
FTVIPT Templeton Growth Securities Class 1                    11,846            --         11,846         (143,670)        (107,169)
FTVIPT Templeton Growth Securities Class 2                     4,275            --          4,275           (3,328)           1,637
Goldman Sachs VIT Mid Cap Value Service Class                     (5)           --             (5)          (1,336)          (1,065)
Invesco Van Kampen V.I. Growth and Income Series I                (3)           --             (3)             413              410
Janus Aspen Series Balanced Institutional Class              (21,592)       32,271         10,679          (78,508)         (46,695)
Janus Aspen Series Balanced Service Class                      5,286       171,386        176,672         (216,620)          24,341
Janus Aspen Series Enterprise Institutional Class            459,220            --        459,220         (454,161)          (4,328)
Janus Aspen Series Enterprise Service Class                  119,360            --        119,360         (160,692)         (50,561)
Janus Aspen Series Flexible Bond Institutional Class         (26,127)    3,382,012      3,355,885       (1,769,528)       3,737,835
Janus Aspen Series Flexible Bond Service Class               239,575       480,748        720,323         (435,354)         555,652
Janus Aspen Series Global Technology Service Class             3,554            --          3,554          (10,419)          (6,981)
Janus Aspen Series Worldwide Institutional Class              94,875            --         94,875         (159,394)         (62,446)
Janus Aspen Series Worldwide Service Class                    (4,528)           --         (4,528)         (60,979)         (65,304)

See accompanying notes.

                                                       DIVIDENDS   MORTALITY
                                                         FROM     AND EXPENSE       NET
                                                      INVESTMENT   GUARANTEE     INVESTMENT
SUBACCOUNT                                              INCOME      CHARGES    INCOME (LOSS)
----------------------------------------------------  ----------  -----------  -------------
LVIP Baron Growth Opportunities Standard Class        $       --    $    (599)   $     (599)
LVIP Baron Growth Opportunities Service Class                 --      (30,724)      (30,724)
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                  55,536           (4)       55,532
LVIP Capital Growth Standard Class                            --          (79)          (79)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                      --       (7,018)       (7,018)
LVIP Columbia Value Opportunities Standard Class              --         (100)         (100)
LVIP Delaware Bond Standard Class                      3,893,374     (258,270)    3,635,104
LVIP Delaware Diversified Floating Rate Standard
   Class                                                   7,591           --         7,591
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         20,838       (1,967)       18,871
LVIP Delaware Growth and Income Standard Class             4,236       (1,047)        3,189
LVIP Delaware Social Awareness Standard Class              8,145       (1,084)        7,061
LVIP Delaware Special Opportunities Standard Class        19,154       (3,928)       15,226
LVIP Dimensional Non-U.S. Equity Standard Class               31           (4)           27
LVIP Dimensional U.S. Equity Standard Class                   17           --            17
LVIP Dimensional/Vanguard Total Bond Standard Class           86           --            86
LVIP Global Income Standard Class                         90,779          (42)       90,737
LVIP Janus Capital Appreciation Standard Class            15,464       (7,033)        8,431
LVIP JPMorgan High Yield Standard Class                  164,513           --       164,513
LVIP MFS International Growth Standard Class              44,148         (872)       43,276
LVIP MFS Value Standard Class                            252,636       (7,002)      245,634
LVIP Mid-Cap Value Standard Class                             --          (45)          (45)
LVIP Mondrian International Value Standard Class         615,535      (22,549)      592,986
LVIP Money Market Standard Class                          37,693     (134,486)      (96,793)
LVIP Protected Profile 2010 Standard Class                23,085       (2,149)       20,936
LVIP Protected Profile 2020 Standard Class                55,174       (3,878)       51,296
LVIP Protected Profile 2030 Standard Class                12,852       (3,147)        9,705
LVIP Protected Profile 2040 Standard Class                 7,672         (266)        7,406
LVIP Protected Profile 2050 Standard Class                    --           --            --
LVIP Protected Profile Conservative Standard Class        74,830       (1,426)       73,404
LVIP Protected Profile Growth Standard Class             156,526       (2,304)      154,222
LVIP Protected Profile Moderate Standard Class           131,472      (13,603)      117,869
LVIP SSgA Bond Index Standard Class                      441,413      (13,215)      428,198
LVIP SSgA Conservative Index Allocation Standard
   Class                                                      --           --            --
LVIP SSgA Conservative Structured Allocation
   Standard Class                                             10           --            10
LVIP SSgA Developed International 150 Standard Class       2,037          (95)        1,942
LVIP SSgA Emerging Markets 100 Standard Class             38,972         (769)       38,203
LVIP SSgA Global Tactical Allocation Standard Class       24,810       (2,494)       22,316
LVIP SSgA International Index Standard Class              19,754         (641)       19,113
LVIP SSgA Large Cap 100 Standard Class                     2,540          (23)        2,517
LVIP SSgA Moderate Index Allocation Standard Class            36           --            36
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                      33           --            33
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                             16           --            16
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                   3           --             3
LVIP SSgA S&P 500 Index Standard Class                   315,281      (56,727)      258,554
LVIP SSgA Small-Cap Index Standard Class                  42,286      (17,336)       24,950
LVIP SSgA Small-Mid Cap 200 Standard Class                25,525       (1,184)       24,341
LVIP T. Rowe Price Growth Stock Standard Class                --         (420)         (420)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                             --       (4,953)       (4,953)
LVIP Templeton Growth Standard Class                      30,691       (4,821)       25,870
LVIP Turner Mid-Cap Growth Standard Class                     --         (109)         (109)
LVIP Vanguard Domestic Equity ETF Standard Class              15           --            15
LVIP Wells Fargo Intrinsic Value Standard Class           12,720       (5,206)        7,514
M Business Opportunity Value                                 614           --           614
M Capital Appreciation                                        --       (2,883)       (2,883)
M International Equity                                    37,525       (3,728)       33,797
M Large Cap Growth                                            --           --            --
MFS VIT Core Equity Initial Class                         14,471       (4,510)        9,961

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                         FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Baron Growth Opportunities Standard Class           $   84,022     $       --    $   84,022       $   (39,376)     $   44,047
LVIP Baron Growth Opportunities Service Class             2,196,759             --     2,196,759        (1,240,982)        925,053
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                      2,231         21,642        23,873           127,865         207,270
LVIP Capital Growth Standard Class                             (152)            --          (152)          (10,757)        (10,988)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    346,449             --       346,449          (680,239)       (340,808)
LVIP Columbia Value Opportunities Standard Class             17,185             --        17,185            (8,951)          8,134
LVIP Delaware Bond Standard Class                         2,332,464      2,958,839     5,291,303          (590,571)      8,335,836
LVIP Delaware Diversified Floating Rate Standard
   Class                                                       (630)           276          (354)          (11,889)         (4,652)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                            (1,931)            --        (1,931)          (30,057)        (13,117)
LVIP Delaware Growth and Income Standard Class                7,729             --         7,729             2,314          13,232
LVIP Delaware Social Awareness Standard Class               103,899             --       103,899           (72,976)         37,984
LVIP Delaware Special Opportunities Standard Class          121,063        481,476       602,539          (967,374)       (349,609)
LVIP Dimensional Non-U.S. Equity Standard Class               1,459             --         1,459            (1,705)           (219)
LVIP Dimensional U.S. Equity Standard Class                      (3)            --            (3)             (121)           (107)
LVIP Dimensional/Vanguard Total Bond Standard Class              --             --            --               916           1,002
LVIP Global Income Standard Class                           (17,853)         2,512       (15,341)         (108,696)        (33,300)
LVIP Janus Capital Appreciation Standard Class               40,133             --        40,133          (470,276)       (421,712)
LVIP JPMorgan High Yield Standard Class                     (10,697)            --       (10,697)         (146,844)          6,972
LVIP MFS International Growth Standard Class                 14,446             --        14,446          (201,850)       (144,128)
LVIP MFS Value Standard Class                               224,317             --       224,317          (583,561)       (113,610)
LVIP Mid-Cap Value Standard Class                            32,016             --        32,016          (140,200)       (108,229)
LVIP Mondrian International Value Standard Class           (618,635)            --      (618,635)         (909,137)       (934,786)
LVIP Money Market Standard Class                                  8            104           112               (29)        (96,710)
LVIP Protected Profile 2010 Standard Class                   53,094             --        53,094           (43,491)         30,539
LVIP Protected Profile 2020 Standard Class                  135,739             --       135,739          (220,108)        (33,073)
LVIP Protected Profile 2030 Standard Class                  139,176             --       139,176          (161,875)        (12,994)
LVIP Protected Profile 2040 Standard Class                   56,626             --        56,626          (111,222)        (47,190)
LVIP Protected Profile 2050 Standard Class                     (236)            --          (236)               (6)           (242)
LVIP Protected Profile Conservative Standard Class           43,093             --        43,093           (12,126)        104,371
LVIP Protected Profile Growth Standard Class                 18,747             --        18,747          (389,071)       (216,102)
LVIP Protected Profile Moderate Standard Class               46,668             --        46,668          (147,041)         17,496
LVIP SSgA Bond Index Standard Class                          49,191          1,794        50,985           461,241         940,424
LVIP SSgA Conservative Index Allocation Standard
   Class                                                         --             --            --                36              36
LVIP SSgA Conservative Structured Allocation
   Standard Class                                                 2              1             3                 8              21
LVIP SSgA Developed International 150 Standard Class          3,175             --         3,175           (12,065)         (6,948)
LVIP SSgA Emerging Markets 100 Standard Class                32,329        143,152       175,481          (459,292)       (245,608)
LVIP SSgA Global Tactical Allocation Standard Class          21,913             --        21,913           (49,080)         (4,851)
LVIP SSgA International Index Standard Class                 28,388             --        28,388          (233,306)       (185,805)
LVIP SSgA Large Cap 100 Standard Class                        4,450             --         4,450            (2,603)          4,364
LVIP SSgA Moderate Index Allocation Standard Class               (1)            --            (1)              134             169
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                          1              8             9               176             218
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                                62             --            62              (428)           (350)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                     (1)             1            --               (37)            (34)
LVIP SSgA S&P 500 Index Standard Class                    1,549,933             --     1,549,933        (1,366,274)        442,213
LVIP SSgA Small-Cap Index Standard Class                    316,544             --       316,544          (870,307)       (528,813)
LVIP SSgA Small-Mid Cap 200 Standard Class                  121,548             --       121,548          (206,640)        (60,751)
LVIP T. Rowe Price Growth Stock Standard Class               37,232             --        37,232           (83,929)        (47,117)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                            58,416             --        58,416          (295,658)       (242,195)
LVIP Templeton Growth Standard Class                         19,857             --        19,857           (92,774)        (47,047)
LVIP Turner Mid-Cap Growth Standard Class                   329,566             --       329,566          (537,150)       (207,693)
LVIP Vanguard Domestic Equity ETF Standard Class                 --             --            --               138             153
LVIP Wells Fargo Intrinsic Value Standard Class             307,174             --       307,174          (221,567)         93,121
M Business Opportunity Value                                 (1,640)            --        (1,640)           (7,017)         (8,043)
M Capital Appreciation                                       28,151        130,248       158,399          (231,652)        (76,136)
M International Equity                                     (141,750)            --      (141,750)          (20,327)       (128,280)
M Large Cap Growth                                            6,931             --         6,931            (6,268)            663
MFS VIT Core Equity Initial Class                             5,198             --         5,198           (23,847)         (8,688)

See accompanying notes.

                                                       DIVIDENDS   MORTALITY
                                                         FROM     AND EXPENSE       NET
                                                      INVESTMENT   GUARANTEE     INVESTMENT
SUBACCOUNT                                              INCOME      CHARGES    INCOME (LOSS)
----------------------------------------------------  ----------  -----------  -------------
MFS VIT Growth Initial Class                            $ 17,506    $ (4,389)     $ 13,117
MFS VIT Research Initial Class                               591        (152)          439
MFS VIT Total Return Initial Class                       209,229     (13,272)      195,957
MFS VIT Utilities Initial Class                          324,714     (24,097)      300,617
NB AMT Mid-Cap Growth I Class                                 --     (18,780)      (18,780)
NB AMT Partners I Class                                       --        (657)         (657)
NB AMT Regency I Class                                    26,389      (6,521)       19,868
Oppenheimer Main Street Fund/VA Class A                      252         (91)          161
PIMCO VIT Commodity Real Return Administrative Class     697,788        (968)      696,820
T. Rowe Price Equity Income                                4,765          --         4,765

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                         FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
MFS VIT Growth Initial Class                             $   96,113        $--         $   96,113      $  (308,092)      $(198,862)
MFS VIT Research Initial Class                                2,328         --              2,328           (3,535)           (768)
MFS VIT Total Return Initial Class                           58,235         --             58,235         (133,344)        120,848
MFS VIT Utilities Initial Class                             131,079         --            131,079           80,572         512,268
NB AMT Mid-Cap Growth I Class                             1,024,207         --          1,024,207       (1,005,928)           (501)
NB AMT Partners I Class                                     (30,368)        --            (30,368)           5,163         (25,862)
NB AMT Regency I Class                                      567,426         --            567,426         (874,739)       (287,445)
Oppenheimer Main Street Fund/VA Class A                         699         --                699             (952)            (92)
PIMCO VIT Commodity Real Return Administrative Class        (25,357)        --            (25,357)      (1,106,944)       (435,481)
T. Rowe Price Equity Income                                       2         --                  2           18,843          23,610

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                   ABVPSF
                                                   GLOBAL      ABVPSF       ABVPSF        ABVPSF
                                                  THEMATIC   GROWTH AND  INTERNATIONAL   LARGE CAP
                                                   GROWTH      INCOME        VALUE        GROWTH
                                                   CLASS A    CLASS A       CLASS A       CLASS A
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 ----------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,394,954  $6,124,141    $10,189,191   $ 225,571
Changes From Operations:
   - Net investment income (loss)                    21,945      (3,400)       231,703         513
   - Net realized gain (loss) on investments         61,688    (177,174)      (370,196)    (11,035)
   - Net change in unrealized appreciation or
     depreciation on investments                    141,626     970,221        582,133       9,525
                                                 ----------  ----------    -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  225,259     789,647        443,640        (997)
Changes From Unit Transactions:
   - Contract purchases                              72,590   1,470,269      1,982,481       6,423
   - Contract withdrawals                          (748,097)   (489,123)      (515,581)     (2,783)
   - Contract transfers                             464,481    (152,773)    (5,718,886)   (117,030)
                                                 ----------  ----------    -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (211,026)    828,373     (4,251,986)   (113,390)
                                                 ----------  ----------    -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              14,233   1,618,020     (3,808,346)   (114,387)
                                                 ----------  ----------    -----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   1,409,187   7,742,161      6,380,845     111,184
Changes From Operations:
   - Net investment income (loss)                     6,478     100,832         53,998          58
   - Net realized gain (loss) on investments         17,665     (22,043)       (27,066)      1,122
   - Net change in unrealized appreciation or
     depreciation on investments                   (389,411)    399,920       (177,258)     (5,380)
                                                 ----------  ----------    -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (365,268)    478,709       (150,326)     (4,200)
Changes From Unit Transactions:
   - Contract purchases                             138,059     339,297        384,896          --
   - Contract withdrawals                          (233,192)   (481,740)      (350,036)     (1,635)
   - Contract transfers                              32,828    (176,683)    (5,260,832)     28,147
                                                 ----------  ----------    -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (62,305)   (319,126)    (5,225,972)     26,512
                                                 ----------  ----------    -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (427,573)    159,583     (5,376,298)     22,312
                                                 ----------  ----------    -----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $  981,614  $7,901,744    $ 1,004,547   $ 133,496
                                                 ==========  ==========    ===========   =========

                                                                 AMERICAN     AMERICAN
                                                     ABVPSF     CENTURY VP   CENTURY VP    AMERICAN
                                                 SMALL/MID CAP   INCOME &    INFLATION    CENTURY VP     AMERICAN
                                                     VALUE        GROWTH     PROTECTION  INTERNATIONAL  FUNDS BOND
                                                    CLASS A       CLASS I     CLASS II      CLASS I      CLASS 2
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 -------------  ----------  -----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                      $ 6,617,883  $3,370,886  $10,715,720    $ 4,661,857    $2,805
Changes From Operations:
   - Net investment income (loss)                       22,631      43,071      162,022         93,114        72
   - Net realized gain (loss) on investments           129,795    (286,724)     172,363         26,249       (11)
   - Net change in unrealized appreciation or
     depreciation on investments                     2,148,250     752,549      175,021        408,384       105
                                                   -----------  ----------  -----------    -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,300,676     508,896      509,406        527,747       166
Changes From Unit Transactions:
   - Contract purchases                                959,457      40,718    1,183,671         80,292        --
   - Contract withdrawals                             (361,734)   (682,291)  (1,053,417)    (2,988,879)     (254)
   - Contract transfers                              2,834,606   1,176,995    1,267,298        164,135        --
                                                   -----------  ----------  -----------    -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,432,329     535,422    1,397,552     (2,744,452)     (254)
                                                   -----------  ----------  -----------    -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              5,733,005   1,044,318    1,906,958     (2,216,705)      (88)
                                                   -----------  ----------  -----------    -----------    ------
NET ASSETS AT DECEMBER 31, 2010                     12,350,888   4,415,204   12,622,678      2,445,152     2,717
Changes From Operations:
   - Net investment income (loss)                       61,352      65,493      592,287         29,580        64
   - Net realized gain (loss) on investments           293,650      (1,648)     462,697         16,736       (28)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,020,308)     39,921      605,782       (403,045)      102
                                                   -----------  ----------  -----------    -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,665,306)    103,766    1,660,766       (356,729)      138
Changes From Unit Transactions:
   - Contract purchases                              2,903,943     102,630    1,638,380         55,741        --
   - Contract withdrawals                           (1,152,117)   (132,161)  (1,278,321)      (314,518)     (431)
   - Contract transfers                              2,166,441   1,135,431    2,574,962        719,288        --
                                                   -----------  ----------  -----------    -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,918,267   1,105,900    2,935,021        460,511      (431)
                                                   -----------  ----------  -----------    -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,252,961   1,209,666    4,595,787        103,782      (293)
                                                   -----------  ----------  -----------    -----------    ------
NET ASSETS AT DECEMBER 31, 2011                    $14,603,849  $5,624,870  $17,218,465    $ 2,548,934    $2,424
                                                   ===========  ==========  ===========    ===========    ======

                                                   AMERICAN      AMERICAN
                                                     FUNDS     FUNDS GLOBAL     AMERICAN       AMERICAN
                                                    GLOBAL        SMALL           FUNDS         FUNDS
                                                    GROWTH    CAPITALIZATION     GROWTH     GROWTH-INCOME
                                                    CLASS 2      CLASS 2         CLASS 2       CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -----------  --------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $10,272,642    $ 7,132,381   $ 45,556,997    $12,765,294
Changes From Operations:
   - Net investment income (loss)                    115,872        120,957        271,532        119,359
   - Net realized gain (loss) on investments          (6,195)        14,750       (524,699)      (526,397)
   - Net change in unrealized appreciation or
     depreciation on investments                     875,459      1,552,814      8,263,441      1,405,025
                                                 -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   985,136      1,688,521      8,010,274        997,987
Changes From Unit Transactions:
   - Contract purchases                            1,326,818      1,400,920      6,652,414        661,697
   - Contract withdrawals                           (490,716)      (889,577)    (6,479,321)    (1,517,060)
   - Contract transfers                           (1,651,547)       146,059     (1,001,575)    (2,104,184)
                                                 -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (815,445)       657,402       (828,482)    (2,959,547)
                                                 -----------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              169,691      2,345,923      7,181,792     (1,961,560)
                                                 -----------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                   10,442,333      9,478,304     52,738,789     10,803,734
Changes From Operations:
   - Net investment income (loss)                    104,550        101,536        211,749        105,464
   - Net realized gain (loss) on investments         105,563         59,122      2,670,362        (24,177)
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,193,508)    (1,992,465)    (4,497,482)      (281,119)
                                                 -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (983,395)    (1,831,807)    (1,615,371)      (199,832)
Changes From Unit Transactions:
   - Contract purchases                              493,040      1,631,540      4,718,958        658,727
   - Contract withdrawals                           (693,570)      (623,910)    (4,147,113)    (1,136,599)
   - Contract transfers                             (484,036)    (1,268,581)   (11,316,444)    (2,181,645)
                                                 -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (684,566)      (260,951)   (10,744,599)    (2,659,517)
                                                 -----------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,667,961)    (2,092,758)   (12,359,970)    (2,859,349)
                                                 -----------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                  $ 8,774,372    $ 7,385,546   $ 40,378,819    $ 7,944,385
                                                 ===========    ===========   ============    ===========

See accompanying notes.

                                                                                AMERICAN
                                                    AMERICAN                   FUNDS U.S.
                                                     FUNDS       AMERICAN     GOVERNMENT/    BLACKROCK
                                                  HIGH-INCOME     FUNDS        AAA-RATED      GLOBAL
                                                      BOND     INTERNATIONAL   SECURITIES   ALLOCATION
                                                    CLASS 2       CLASS 2       CLASS 2    V.I. CLASS I
                                                   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                 ------------  -------------  -----------  ------------
NET ASSETS AT JANUARY 1, 2010                     $ 7,211,174    $33,814,024  $13,023,384    $1,595,380
Changes From Operations:
   - Net investment income (loss)                     488,443        695,674      259,817        14,196
   - Net realized gain (loss) on investments          389,212       (837,152)     460,884        48,903
   - Net change in unrealized appreciation or
     depreciation on investments                      223,511      2,563,626       80,210        23,279
                                                  -----------    -----------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        1,101,166      2,422,148      800,911        86,378
Changes From Unit Transactions:
   - Contract purchases                             1,012,907      4,753,599      598,703       642,299
   - Contract withdrawals                          (1,426,630)    (4,962,031)  (2,738,175)      (76,403)
   - Contract transfers                              (696,512)     8,742,601    4,314,769      (800,277)
                                                  -----------    -----------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,110,235)     8,534,169    2,175,297      (234,381)
                                                  -----------    -----------  -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (9,069)    10,956,317    2,976,208      (148,003)
                                                  -----------    -----------  -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                     7,202,105     44,770,341   15,999,592     1,447,377
Changes From Operations:
   - Net investment income (loss)                     581,856        864,369      284,868        68,124
   - Net realized gain (loss) on investments           53,132     (1,580,542)     519,125        78,297
   - Net change in unrealized appreciation or
     depreciation on investments                     (531,424)    (8,979,262)     326,423      (276,856)
                                                  -----------    -----------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          103,564     (9,695,435)   1,130,416      (130,435)
Changes From Unit Transactions:
   - Contract purchases                               557,467      6,515,511      724,411       488,642
   - Contract withdrawals                            (352,529)    (3,138,645)  (1,830,050)      (90,956)
   - Contract transfers                               123,307      9,726,187    2,490,827     1,253,244
                                                  -----------    -----------  -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   328,245     13,103,053    1,385,188     1,650,930
                                                  -----------    -----------  -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               431,809      3,407,618    2,515,604     1,520,495
                                                  -----------    -----------  -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,633,914    $48,177,959  $18,515,196    $2,967,872
                                                  ===========    ===========  ===========    ==========

                                                                                                                    DELAWARE
                                                    DELAWARE        DELAWARE                        DELAWARE          VIP
                                                      VIP             VIP           DELAWARE          VIP         LIMITED-TERM
                                                   DIVERSIFIED      EMERGING           VIP        INTERNATIONAL    DIVERSIFIED
                                                     INCOME          MARKETS        HIGH YIELD    VALUE EQUITY       INCOME
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $21,607,556     $18,662,535     $10,237,638      $3,076         $1,237,425
Changes From Operations:
   - Net investment income (loss)                     1,071,146         117,549         870,280         100             65,215
   - Net realized gain (loss) on investments            330,742         870,655         435,701          49             35,726
   - Net change in unrealized appreciation or
     depreciation on investments                        379,829       2,709,182         568,914         150              4,118
                                                    -----------     -----------     -----------      ------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1,781,717       3,697,386       1,874,895         299            105,059
Changes From Unit Transactions:
   - Contract purchases                               3,839,139       3,269,883       1,124,091          --            898,224
   - Contract withdrawals                              (868,598)     (2,341,283)     (1,930,322)       (243)          (438,386)
   - Contract transfers                               1,111,088       1,708,483       4,518,957          --          2,853,275
                                                    -----------     -----------     -----------      ------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             4,081,629       2,637,083       3,712,726        (243)         3,313,113
                                                    -----------     -----------     -----------      ------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               5,863,346       6,334,469       5,587,621          56          3,418,172
                                                    -----------     -----------     -----------      ------         ----------
NET ASSETS AT DECEMBER 31, 2010                      27,470,902      24,997,004      15,825,259       3,132          4,655,597
Changes From Operations:
   - Net investment income (loss)                     1,227,033         432,362       1,381,652          26            121,409
   - Net realized gain (loss) on investments          1,539,861         774,853          73,521         320            108,722
   - Net change in unrealized appreciation or
     depreciation on investments                       (930,562)     (6,440,305)     (1,127,161)       (776)           (42,819)
                                                    -----------     -----------     -----------      ------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1,836,332      (5,233,090)        328,012        (430)           187,312
Changes From Unit Transactions:
   - Contract purchases                               2,825,024       2,977,650       1,312,238          --          1,859,712
   - Contract withdrawals                            (1,190,821)     (1,709,249)     (1,195,276)       (256)          (494,573)
   - Contract transfers                                 727,969          95,781         (40,838)         --          1,815,267
                                                    -----------     -----------     -----------      ------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   2,362,172       1,364,182          76,124        (256)         3,180,406
                                                    -----------     -----------     -----------      ------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               4,198,504      (3,868,908)        404,136        (686)         3,367,718
                                                    -----------     -----------     -----------      ------         ----------
NET ASSETS AT DECEMBER 31, 2011                     $31,669,406     $21,128,096     $16,229,395      $2,446         $8,023,315
                                                    ===========     ===========     ===========      ======         ==========

                                                                    DELAWARE        DELAWARE
                                                    DELAWARE          VIP             VIP           DELAWARE
                                                      VIP           SMALL CAP       SMID CAP          VIP
                                                      REIT           VALUE           GROWTH          TREND
                                                 STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $10,935,440     $15,404,745    $       --       $ 2,437,938
Changes From Operations:
   - Net investment income (loss)                       298,755          82,717          (757)           (3,639)
   - Net realized gain (loss) on investments           (949,146)        348,086         4,118           440,917
   - Net change in unrealized appreciation or
     depreciation on investments                      3,338,223       4,607,884       290,959           (37,585)
                                                    -----------     -----------    ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          2,687,832       5,038,687       294,320           399,693
Changes From Unit Transactions:
   - Contract purchases                               1,621,667       1,783,190        57,888           283,075
   - Contract withdrawals                            (2,001,984)     (3,604,431)      (11,650)         (634,307)
   - Contract transfers                                (181,530)      3,338,123     2,230,058        (2,486,399)
                                                    -----------     -----------    ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (561,847)      1,516,882     2,276,296        (2,837,631)
                                                    -----------     -----------    ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,125,985       6,555,569     2,570,616        (2,437,938)
                                                    -----------     -----------    ----------       -----------
NET ASSETS AT DECEMBER 31, 2010                      13,061,425      21,960,314     2,570,616                --
Changes From Operations:
   - Net investment income (loss)                       175,659          92,226        54,051                --
   - Net realized gain (loss) on investments            341,774       1,099,512       272,841                --
   - Net change in unrealized appreciation or
     depreciation on investments                        680,007      (1,688,462)     (251,939)               --
                                                    -----------     -----------    ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1,197,440        (496,724)       74,953                --
Changes From Unit Transactions:
   - Contract purchases                               1,564,983       1,952,438       533,011                --
   - Contract withdrawals                            (1,169,358)     (2,098,583)     (582,854)               --
   - Contract transfers                              (1,330,905)      2,329,174     3,644,159                --
                                                    -----------     -----------    ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    (935,280)      2,183,029     3,594,316                --
                                                    -----------     -----------    ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 262,160       1,686,305     3,669,269                --
                                                    -----------     -----------    ----------       -----------
NET ASSETS AT DECEMBER 31, 2011                     $13,323,585     $23,646,619    $6,239,885       $        --
                                                    ===========     ===========    ==========       ===========

See accompanying notes.

                                                                                     DWS VIP
                                                    DELAWARE        DELAWARE       ALTERNATIVE       DWS VIP
                                                      VIP             VIP             ASSET          EQUITY
                                                  U.S. GROWTH        VALUE       ALLOCATION PLUS    500 INDEX
                                                 STANDARD CLASS  STANDARD CLASS      CLASS A         CLASS A
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  ---------------  ------------
NET ASSETS AT JANUARY 1, 2010                       $ 399,422       $10,696,696      $ 360,004    $138,899,215
Changes From Operations:
   - Net investment income (loss)                         207           270,803          3,090       2,189,156
   - Net realized gain (loss) on investments            3,070          (126,970)        10,070          78,211
   - Net change in unrealized appreciation or
     depreciation on investments                       65,912         1,766,093         30,095      17,653,237
                                                    ---------       -----------      ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     69,189         1,909,926         43,255      19,920,604
Changes From Unit Transactions:
   - Contract purchases                               122,972         2,124,363        418,285       4,196,527
   - Contract withdrawals                            (137,831)         (473,377)       (31,726)     (9,583,655)
   - Contract transfers                               127,883           705,377       (114,667)     (4,049,826)
                                                    ---------       -----------      ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             113,024         2,356,363        271,892      (9,436,954)
                                                    ---------       -----------      ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               182,213         4,266,289        315,147      10,483,650
                                                    ---------       -----------      ---------    ------------
NET ASSETS AT DECEMBER 31, 2010                       581,635        14,962,985        675,151     149,382,865
Changes From Operations:
   - Net investment income (loss)                       1,725           267,319          7,323       2,039,318
   - Net realized gain (loss) on investments           40,965           188,866         (5,184)        946,686
   - Net change in unrealized appreciation or
     depreciation on investments                       13,928         1,055,180        (35,109)     (2,292,916)
                                                    ---------       -----------      ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     56,618         1,511,365        (32,970)        693,088
Changes From Unit Transactions:
   - Contract purchases                               289,325         2,418,796        121,236       3,734,726
   - Contract withdrawals                            (150,292)         (611,200)       (25,464)     (3,693,788)
   - Contract transfers                               117,913        (1,456,483)      (483,458)    (10,825,595)
                                                    ---------       -----------      ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             256,946           351,113       (387,686)    (10,784,657)
                                                    ---------       -----------      ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               313,564         1,862,478       (420,656)    (10,091,569)
                                                    ---------       -----------      ---------    ------------
NET ASSETS AT DECEMBER 31, 2011                     $ 895,199       $16,825,463      $ 254,495    $139,291,296
                                                    =========       ===========      =========    ============

                                                    DWS VIP
                                                   SMALL CAP    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                     INDEX     ASSET MANAGER   CONTRAFUND    EQUITY-INCOME     GROWTH
                                                    CLASS A    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 79,710,356     $2,430,690    $31,264,706     $7,907,080    $10,291,431
Changes From Operations:
   - Net investment income (loss)                     453,989         33,499        289,794        127,276        (15,265)
   - Net realized gain (loss) on investments         (471,504)        79,572     (1,234,969)      (287,348)        39,996
   - Net change in unrealized appreciation or
     depreciation on investments                   20,879,358        322,274      5,720,261      1,411,307      1,836,457
                                                 ------------     ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 20,861,843        435,345      4,775,086      1,251,235      1,861,188
Changes From Unit Transactions:
   - Contract purchases                               968,248        119,915      3,135,629        983,686        548,383
   - Contract withdrawals                          (1,650,193)      (740,508)    (4,402,727)      (366,772)    (5,582,887)
   - Contract transfers                            (3,883,147)       732,825       (506,674)      (608,578)       (29,495)
                                                 ------------     ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,565,092)       112,232     (1,773,772)         8,336     (5,063,999)
                                                 ------------     ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            16,296,751        547,577      3,001,314      1,259,571     (3,202,811)
                                                 ------------     ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                    96,007,107      2,978,267     34,266,020      9,166,651      7,088,620
Changes From Operations:
   - Net investment income (loss)                     459,143         53,033        320,399        196,830          2,884
   - Net realized gain (loss) on investments          594,697         40,709        373,117       (113,600)       234,188
   - Net change in unrealized appreciation or
     depreciation on investments                   (5,912,443)      (195,658)    (2,154,298)       (33,435)      (262,005)
                                                 ------------     ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,858,603)      (101,916)    (1,460,782)        49,795        (24,933)
Changes From Unit Transactions:
   - Contract purchases                             1,009,559        155,297      6,322,787        241,559        515,874
   - Contract withdrawals                          (1,686,705)      (131,838)    (3,364,138)      (278,007)      (556,222)
   - Contract transfers                            (5,913,009)       346,052      2,602,155       (148,050)       388,267
                                                 ------------     ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,590,155)       369,511      5,560,804       (184,498)       347,919
                                                 ------------     ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (11,448,758)       267,595      4,100,022       (134,703)       322,986
                                                 ------------     ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                  $ 84,558,349     $3,245,862    $38,366,042     $9,031,948    $ 7,411,606
                                                 ============     ==========    ===========     ==========    ===========

                                                                                                 FTVIPT
                                                                                               FRANKLIN
                                                  FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    INCOME
                                                  HIGH INCOME      MID CAP       OVERSEAS     SECURITIES
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS    CLASS 1
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                        $4,739       $17,831,389    $ 5,104,113   $2,330,106
Changes From Operations:
   - Net investment income (loss)                       349            20,788         68,894      267,217
   - Net realized gain (loss) on investments            (31)          267,306       (229,904)       9,525
   - Net change in unrealized appreciation or
     depreciation on investments                        288         4,873,256        973,871      202,972
                                                     ------       -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      606         5,161,350        812,861      479,714
Changes From Unit Transactions:
   - Contract purchases                                  --         1,972,009        413,496      270,912
   - Contract withdrawals                              (386)       (2,629,598)      (740,511)    (254,261)
   - Contract transfers                                  --         1,327,622      1,366,152    1,031,498
                                                     ------       -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (386)          670,033      1,039,137    1,048,149
                                                     ------       -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 220         5,831,383      1,851,998    1,527,863
                                                     ------       -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                       4,959        23,662,772      6,956,111    3,857,969
Changes From Operations:
   - Net investment income (loss)                       296               (14)        76,312      414,137
   - Net realized gain (loss) on investments           (319)          562,853        (83,853)      12,530
   - Net change in unrealized appreciation or
     depreciation on investments                        197        (3,383,834)    (1,219,092)    (455,522)
                                                     ------       -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      174        (2,820,995)    (1,226,633)     (28,855)
Changes From Unit Transactions:
   - Contract purchases                                  --         2,072,077        409,886    3,003,611
   - Contract withdrawals                              (624)       (3,041,975)      (406,289)    (524,506)
   - Contract transfers                                  --         2,187,599        317,930      871,042
                                                     ------       -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (624)        1,217,701        321,527    3,350,147
                                                     ------       -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (450)       (1,603,294)      (905,106)   3,321,292
                                                     ------       -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                      $4,509       $22,059,478    $ 6,051,005   $7,179,261
                                                     ======       ===========    ===========   ==========

See accompanying notes.

                                                   FTVIPT       FTVIPT
                                                  FRANKLIN     FRANKLIN                      FTVIPT
                                                  SMALL-MID    SMALL-MID      FTVIPT         MUTUAL
                                                 CAP GROWTH   CAP GROWTH     FRANKLIN        SHARES
                                                 SECURITIES   SECURITIES  U.S. GOVERNMENT  SECURITIES
                                                   CLASS 1      CLASS 2       CLASS 1       CLASS 1
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 ----------  -----------  ---------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,350,442  $   401,331     $1,904,687    $6,907,786
Changes From Operations:
   - Net investment income (loss)                    (3,492)      (2,537)        61,843       138,715
   - Net realized gain (loss) on investments        (12,346)      24,051         11,173       (51,782)
   - Net change in unrealized appreciation or
     depreciation on investments                    374,689      315,349         28,437       801,940
                                                 ----------  -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  358,851      336,863        101,453       888,873
Changes From Unit Transactions:
   - Contract purchases                             249,909          332        275,197     2,184,852
   - Contract withdrawals                          (680,740)     (18,708)      (602,965)     (891,510)
   - Contract transfers                             482,953    1,115,973        960,538      (360,555)
                                                 ----------  -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            52,122    1,097,597        632,770       932,787
                                                 ----------  -----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             410,973    1,434,460        734,223     1,821,660
                                                 ----------  -----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                   1,761,415    1,835,791      2,638,910     8,729,446
Changes From Operations:
   - Net investment income (loss)                    (2,178)      (1,766)       160,289       260,697
   - Net realized gain (loss) on investments         31,637      455,708          8,351        98,078
   - Net change in unrealized appreciation or
     depreciation on investments                   (107,270)    (305,535)        99,251      (435,145)
                                                 ----------  -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (77,811)     148,407        267,891       (76,370)
Changes From Unit Transactions:
   - Contract purchases                             309,658           --        354,031     2,030,138
   - Contract withdrawals                           (71,157)     (67,863)      (176,781)     (657,285)
   - Contract transfers                            (122,799)  (1,726,580)     2,413,219      (157,972)
                                                 ----------  -----------     ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           115,702   (1,794,443)     2,590,469     1,214,881
                                                 ----------  -----------     ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              37,891   (1,646,036)     2,858,360     1,138,511
                                                 ----------  -----------     ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                  $1,799,306  $   189,755     $5,497,270    $9,867,957
                                                 ==========  ===========     ==========    ==========

                                                    FTVIPT       FTVIPT       FTVIPT       FTVIPT      FTVIPT
                                                  TEMPLETON    TEMPLETON     TEMPLETON   TEMPLETON   TEMPLETON
                                                   FOREIGN    GLOBAL ASSET  GLOBAL BOND    GROWTH      GROWTH
                                                  SECURITIES   ALLOCATION   SECURITIES   SECURITIES  SECURITIES
                                                    CLASS 2     CLASS 2       CLASS 1     CLASS 1     CLASS 2
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                 -----------  ------------  -----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                    $ 1,285,307     $ 124,498  $ 5,971,620  $1,733,719    $ 21,616
Changes From Operations:
   - Net investment income (loss)                     22,173          (132)      92,284      26,281         353
   - Net realized gain (loss) on investments         (14,952)      (46,184)     253,405     (90,086)     (2,979)
   - Net change in unrealized appreciation or
     depreciation on investments                     146,422        51,654      552,248     140,286       7,349
                                                 -----------     ---------  -----------  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   153,643         5,338      897,937      76,481       4,723
Changes From Unit Transactions:
   - Contract purchases                                  384            70    1,460,021     209,175          13
   - Contract withdrawals                           (125,208)         (462)  (1,388,631)   (371,598)       (647)
   - Contract transfers                              489,199      (129,444)     812,586     115,293      26,284
                                                 -----------     ---------  -----------  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            364,375      (129,836)     883,976     (47,130)     25,650
                                                 -----------     ---------  -----------  ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              518,018      (124,498)   1,781,913      29,351      30,373
                                                 -----------     ---------  -----------  ----------    --------
NET ASSETS AT DECEMBER 31, 2010                    1,803,325            --    7,753,533   1,763,070      51,989
Changes From Operations:
   - Net investment income (loss)                     16,757            --      426,483      24,655         690
   - Net realized gain (loss) on investments         156,524            --      238,085      11,846       4,275
   - Net change in unrealized appreciation or
     depreciation on investments                    (149,608)           --     (773,330)   (143,670)     (3,328)
                                                 -----------     ---------  -----------  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    23,673            --     (108,762)   (107,169)      1,637
Changes From Unit Transactions:
   - Contract purchases                                   --            --    1,132,164     328,020          --
   - Contract withdrawals                           (846,636)           --   (1,222,196)   (301,691)       (675)
   - Contract transfers                             (803,209)           --     (411,740)    (33,789)    (46,101)
                                                 -----------     ---------  -----------  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,649,845)           --     (501,772)     (7,460)    (46,776)
                                                 -----------     ---------  -----------  ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,626,172)           --     (610,534)   (114,629)    (45,139)
                                                 -----------     ---------  -----------  ----------    --------
NET ASSETS AT DECEMBER 31, 2011                  $   177,153     $      --  $ 7,142,999  $1,648,441    $  6,850
                                                 ===========     =========  ===========  ==========    ========

                                                    GOLDMAN     INVESCO VAN      JANUS
                                                   SACHS VIT    KAMPEN V.I.  ASPEN SERIES       JANUS
                                                    MID CAP      GROWTH AND    BALANCED      ASPEN SERIES
                                                     VALUE         INCOME    INSTITUTIONAL     BALANCED
                                                 SERVICE CLASS    SERIES I       CLASS      SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                 -------------  -----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $    --     $ 2,215,861     $3,689,775
Changes From Operations:
   - Net investment income (loss)                         --            --          25,144         79,088
   - Net realized gain (loss) on investments              --            --         219,855          9,522
   - Net change in unrealized appreciation or
     depreciation on investments                          --            --        (176,144)       104,909
                                                     -------       -------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --            --          68,855        193,519
Changes From Unit Transactions:
   - Contract purchases                                   --            --           1,872        175,495
   - Contract withdrawals                                 --            --        (198,686)      (861,238)
   - Contract transfers                                   --            --      (1,503,859)        45,093
                                                     -------       -------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --            --      (1,700,673)      (640,650)
                                                     -------       -------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --            --      (1,631,818)      (447,131)
                                                     -------       -------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                           --            --         584,043      3,242,644
Changes From Operations:
   - Net investment income (loss)                        276            --          21,134         64,289
   - Net realized gain (loss) on investments              (5)           (3)         10,679        176,672
   - Net change in unrealized appreciation or
     depreciation on investments                      (1,336)          413         (78,508)      (216,620)
                                                     -------       -------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,065)          410         (46,695)        24,341
Changes From Unit Transactions:
   - Contract purchases                                   --            --              --         70,777
   - Contract withdrawals                               (270)         (209)       (110,523)      (171,470)
   - Contract transfers                               49,624        38,891         900,618        107,722
                                                     -------       -------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             49,354        38,682         790,095          7,029
                                                     -------       -------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               48,289        39,092         743,400         31,370
                                                     -------       -------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2011                      $48,289       $39,092     $ 1,327,443     $3,274,014
                                                     =======       =======     ===========     ==========

See accompanying notes.

                                                                                   JANUS
                                                     JANUS                         ASPEN          JANUS
                                                     ASPEN          JANUS         SERIES          ASPEN
                                                     SERIES         ASPEN        FLEXIBLE        SERIES
                                                   ENTERPRISE       SERIES         BOND         FLEXIBLE
                                                 INSTITUTIONAL    ENTERPRISE   INSTITUTIONAL      BOND
                                                     CLASS      SERVICE CLASS      CLASS      SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 3,248,288     $2,323,524    $ 2,643,866    $ 7,120,632
Changes From Operations:
   - Net investment income (loss)                       (7,303)        (7,844)     2,033,535        281,703
   - Net realized gain (loss) on investments           304,212         65,445        342,385        316,768
   - Net change in unrealized appreciation or
     depreciation on investments                       715,668        526,094         27,873          9,151
                                                   -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,012,577        583,695      2,403,793        607,622
Changes From Unit Transactions:
   - Contract purchases                                  3,733         30,859          1,014        329,672
   - Contract withdrawals                              (95,125)       (62,387)      (359,590)      (711,799)
   - Contract transfers                              1,037,608         39,272     53,091,127      1,930,431
                                                   -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              946,216          7,744     52,732,551      1,548,304
                                                   -----------     ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,958,793        591,439     55,136,344      2,155,926
                                                   -----------     ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                      5,207,081      2,914,963     57,780,210      9,276,558
Changes From Operations:
   - Net investment income (loss)                       (9,387)        (9,229)     2,151,478        270,683
   - Net realized gain (loss) on investments           459,220        119,360      3,355,885        720,323
   - Net change in unrealized appreciation or
     depreciation on investments                      (454,161)      (160,692)    (1,769,528)      (435,354)
                                                   -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (4,328)       (50,561)     3,737,835        555,652
Changes From Unit Transactions:
   - Contract purchases                                     --         35,444             --        112,409
   - Contract withdrawals                             (209,999)       (70,648)      (474,822)    (2,077,791)
   - Contract transfers                             (1,909,042)       (84,011)       331,765        510,923
                                                   -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,119,041)      (119,215)      (143,057)    (1,454,459)
                                                   -----------     ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,123,369)      (169,776)     3,594,778       (898,807)
                                                   -----------     ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 3,083,712     $2,745,187    $61,374,988    $ 8,377,751
                                                   ===========     ==========    ===========    ===========

                                                                                                   LVIP
                                                     JANUS          JANUS                         BARON          LVIP
                                                 ASPEN SERIES    ASPEN SERIES      JANUS          GROWTH         BARON
                                                    GLOBAL        WORLDWIDE    ASPEN SERIES   OPPORTUNITIES     GROWTH
                                                  TECHNOLOGY    INSTITUTIONAL    WORLDWIDE       STANDARD    OPPORTUNITIES
                                                 SERVICE CLASS      CLASS      SERVICE CLASS      CLASS      SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 182,012      $   757,198     $ 370,556     $1,029,670     $14,198,526
Changes From Operations:
   - Net investment income (loss)                       (351)           3,466           352           (659)        (32,269)
   - Net realized gain (loss) on investments          17,741           (9,243)          (75)        19,788         203,633
   - Net change in unrealized appreciation or
     depreciation on investments                        (684)         187,251        56,206        261,657       3,594,890
                                                   ---------      -----------     ---------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    16,706          181,474        56,483        280,786       3,766,254
Changes From Unit Transactions:
   - Contract purchases                                  193            7,320           201        249,187       1,601,144
   - Contract withdrawals                             (1,283)         (45,053)       (3,102)       (21,577)     (2,425,626)
   - Contract transfers                             (123,804)         522,847         8,669       (130,150)      1,904,109
                                                   ---------      -----------     ---------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (124,894)         485,114         5,768         97,460       1,079,627
                                                   ---------      -----------     ---------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (108,188)         666,588        62,251        378,246       4,845,881
                                                   ---------      -----------     ---------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                       73,824        1,423,786       432,807      1,407,916      19,044,407
Changes From Operations:
   - Net investment income (loss)                       (116)           2,073           203           (599)        (30,724)
   - Net realized gain (loss) on investments           3,554           94,875        (4,528)        84,022       2,196,759
   - Net change in unrealized appreciation or
     depreciation on investments                     (10,419)        (159,394)      (60,979)       (39,376)     (1,240,982)
                                                   ---------      -----------     ---------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (6,981)         (62,446)      (65,304)        44,047         925,053
Changes From Unit Transactions:
   - Contract purchases                                   --               --           184        389,264       2,446,047
   - Contract withdrawals                               (572)        (205,586)       (4,136)       (31,415)     (1,606,499)
   - Contract transfers                              (20,652)        (887,938)      (48,308)       129,752      (4,925,457)
                                                   ---------      -----------     ---------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (21,224)      (1,093,524)      (52,260)       487,601      (4,085,909)
                                                   ---------      -----------     ---------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (28,205)      (1,155,970)     (117,564)       531,648      (3,160,856)
                                                   ---------      -----------     ---------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2011                    $  45,619      $   267,816     $ 315,243     $1,939,564     $15,883,551
                                                   =========      ===========     =========     ==========     ===========

                                                    LVIP
                                                  BLACKROCK                                   LVIP
                                                  INFLATION     LVIP          LVIP         COLUMBIA
                                                  PROTECTED    CAPITAL   COHEN & STEERS      VALUE
                                                    BOND       GROWTH        GLOBAL      OPPORTUNITIES
                                                  STANDARD    STANDARD    REAL ESTATE      STANDARD
                                                   CLASS        CLASS    STANDARD CLASS      CLASS
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $       --    $ 31,978     $1,779,678      $ 30,470
Changes From Operations:
   - Net investment income (loss)                     9,129           8         (1,315)           28
   - Net realized gain (loss) on investments            181        (180)        63,139         1,274
   - Net change in unrealized appreciation or
     depreciation on investments                    (10,837)      6,780        372,829         5,139
                                                 ----------    --------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (1,527)      6,608        434,653         6,441
Changes From Unit Transactions:
   - Contract purchases                              47,279      11,238        638,743         7,885
   - Contract withdrawals                            (7,944)     (1,522)      (122,763)       (1,664)
   - Contract transfers                             880,344      (1,905)     1,661,012         1,936
                                                 ----------    --------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           919,679       7,811      2,176,992         8,157
                                                 ----------    --------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             918,152      14,419      2,611,645        14,598
                                                 ----------    --------     ----------      --------
NET ASSETS AT DECEMBER 31, 2010                     918,152      46,397      4,391,323        45,068
Changes From Operations:
   - Net investment income (loss)                    55,532         (79)        (7,018)         (100)
   - Net realized gain (loss) on investments         23,873        (152)       346,449        17,185
   - Net change in unrealized appreciation or
     depreciation on investments                    127,865     (10,757)      (680,239)       (8,951)
                                                 ----------    --------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  207,270     (10,988)      (340,808)        8,134
Changes From Unit Transactions:
   - Contract purchases                             698,194      60,247        426,876       213,594
   - Contract withdrawals                           (66,136)    (32,460)      (119,494)      (30,125)
   - Contract transfers                           1,850,635      48,327       (752,323)      (18,031)
                                                 ----------    --------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         2,482,693      76,114       (444,941)      165,438
                                                 ----------    --------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,689,963      65,126       (785,749)      173,572
                                                 ----------    --------     ----------      --------
NET ASSETS AT DECEMBER 31, 2011                  $3,608,115    $111,523     $3,605,574      $218,640
                                                 ==========    ========     ==========      ========

See accompanying notes.

                                                                  LVIP         LVIP
                                                                DELAWARE     DELAWARE      LVIP
                                                      LVIP     DIVERSIFIED  FOUNDATION   DELAWARE
                                                    DELAWARE     FLOATING   AGGRESSIVE  GROWTH AND
                                                      BOND         RATE     ALLOCATION    INCOME
                                                    STANDARD     STANDARD    STANDARD    STANDARD
                                                      CLASS        CLASS       CLASS      CLASS
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 ------------  -----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                    $111,857,744    $     --   $1,052,735   $ 323,851
Changes From Operations:
   - Net investment income (loss)                   3,605,245         113       20,877       2,035
   - Net realized gain (loss) on investments        6,789,928          38      (99,349)      2,596
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,158,641)        (56)     179,120      34,687
                                                 ------------    --------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  9,236,532          95      100,648      39,318
Changes From Unit Transactions:
   - Contract purchases                             9,124,348       4,437       10,883      39,383
   - Contract withdrawals                         (11,408,113)       (320)    (172,349)    (16,797)
   - Contract transfers                           (11,505,106)     31,413     (147,521)    (53,454)
                                                 ------------    --------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (13,788,871)     35,530     (308,987)    (30,868)
                                                 ------------    --------   ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,552,339)     35,625     (208,339)      8,450
                                                 ------------    --------   ----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   107,305,405      35,625      844,396     332,301
Changes From Operations:
   - Net investment income (loss)                   3,635,104       7,591       18,871       3,189
   - Net realized gain (loss) on investments        5,291,303        (354)      (1,931)      7,729
   - Net change in unrealized appreciation or
     depreciation on investments                     (590,571)    (11,889)     (30,057)      2,314
                                                 ------------    --------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  8,335,836      (4,652)     (13,117)     13,232
Changes From Unit Transactions:
   - Contract purchases                             9,759,472     177,591       14,550      94,363
   - Contract withdrawals                          (4,490,418)    (22,153)    (157,450)   (107,927)
   - Contract transfers                            (5,049,557)    245,672      185,647       7,136
                                                 ------------    --------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             219,497     401,110       42,747      (6,428)
                                                 ------------    --------   ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,555,333     396,458       29,630       6,804
                                                 ------------    --------   ----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $115,860,738    $432,083   $  874,026   $ 339,105
                                                 ============    ========   ==========   =========

                                                    LVIP         LVIP          LVIP                       LVIP
                                                  DELAWARE     DELAWARE     DIMENSIONAL     LVIP      DIMENSIONAL/
                                                   SOCIAL       SPECIAL      NON-U.S.    DIMENSIONAL    VANGUARD
                                                  AWARENESS  OPPORTUNITIES    EQUITY     U.S. EQUITY   TOTAL BOND
                                                  STANDARD     STANDARD      STANDARD     STANDARD      STANDARD
                                                    CLASS        CLASS         CLASS        CLASS        CLASS
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 ----------  -------------  -----------  -----------  ------------
NET ASSETS AT JANUARY 1, 2010                    $  990,996    $ 3,293,521    $    --      $    --       $     --
Changes From Operations:
   - Net investment income (loss)                     5,343         20,713         --           --             --
   - Net realized gain (loss) on investments        (47,560)         9,807         --           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    170,727        842,107         --           --             --
                                                 ----------    -----------    -------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  128,510        872,627         --           --             --
Changes From Unit Transactions:
   - Contract purchases                             221,896      1,135,494         --           --             --
   - Contract withdrawals                           (39,558)      (301,822)        --           --             --
   - Contract transfers                             290,954     (1,196,942)        --           --             --
                                                 ----------    -----------    -------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           473,292       (363,270)        --           --             --
                                                 ----------    -----------    -------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             601,802        509,357         --           --             --
                                                 ----------    -----------    -------      -------       --------
NET ASSETS AT DECEMBER 31, 2010                   1,592,798      3,802,878         --           --             --
Changes From Operations:
   - Net investment income (loss)                     7,061         15,226         27           17             86
   - Net realized gain (loss) on investments        103,899        602,539      1,459           (3)            --
   - Net change in unrealized appreciation or
     depreciation on investments                    (72,976)      (967,374)    (1,705)        (121)           916
                                                 ----------    -----------    -------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   37,984       (349,609)      (219)        (107)         1,002
Changes From Unit Transactions:
   - Contract purchases                             190,728        886,557        150          100        132,545
   - Contract withdrawals                          (137,803)      (172,881)       (83)         (84)        (6,795)
   - Contract transfers                            (510,729)     1,625,747     11,023       12,485        169,846
                                                 ----------    -----------    -------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (457,804)     2,339,423     11,090       12,501        295,596
                                                 ----------    -----------    -------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (419,820)     1,989,814     10,871       12,394        296,598
                                                 ----------    -----------    -------      -------       --------
NET ASSETS AT DECEMBER 31, 2011                  $1,172,978    $ 5,792,692    $10,871      $12,394       $296,598
                                                 ==========    ===========    =======      =======       ========

                                                                 LVIP
                                                    LVIP         JANUS        LVIP       LVIP MFS
                                                   GLOBAL       CAPITAL     JPMORGAN   INTERNATIONAL
                                                   INCOME    APPRECIATION  HIGH YIELD     GROWTH
                                                  STANDARD     STANDARD     STANDARD     STANDARD
                                                    CLASS        CLASS        CLASS        CLASS
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 ----------  ------------  ----------  -------------
NET ASSETS AT JANUARY 1, 2010                    $    1,157    $4,105,974  $       --     $  743,139
Changes From Operations:
   - Net investment income (loss)                     7,490        33,781      22,022          8,219
   - Net realized gain (loss) on investments            195       137,606          (1)         1,897
   - Net change in unrealized appreciation or
     depreciation on investments                      5,923       373,071     (10,223)       149,489
                                                 ----------    ----------  ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,608       544,458      11,798        159,605
Changes From Unit Transactions:
   - Contract purchases                              15,409       854,853      81,169        227,545
   - Contract withdrawals                            (4,809)     (487,339)     (9,266)       (61,953)
   - Contract transfers                             300,073     1,286,520     705,384        217,357
                                                 ----------    ----------  ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           310,673     1,654,034     777,287        382,949
                                                 ----------    ----------  ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             324,281     2,198,492     789,085        542,554
                                                 ----------    ----------  ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     325,438     6,304,466     789,085      1,285,693
Changes From Operations:
   - Net investment income (loss)                    90,737         8,431     164,513         43,276
   - Net realized gain (loss) on investments        (15,341)       40,133     (10,697)        14,446
   - Net change in unrealized appreciation or
     depreciation on investments                   (108,696)     (470,276)   (146,844)      (201,850)
                                                 ----------    ----------  ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (33,300)     (421,712)      6,972       (144,128)
Changes From Unit Transactions:
   - Contract purchases                             508,677       213,785   1,774,639        691,205
   - Contract withdrawals                           (51,970)     (485,308)   (116,020)       (72,005)
   - Contract transfers                           1,652,381     1,173,985   1,680,945        120,886
                                                 ----------    ----------  ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         2,109,088       902,462   3,339,564        740,086
                                                 ----------    ----------  ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,075,788       480,750   3,346,536        595,958
                                                 ----------    ----------  ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                  $2,401,226    $6,785,216  $4,135,621     $1,881,651
                                                 ==========    ==========  ==========     ==========

See accompanying notes.

                                                                              LVIP
                                                                 LVIP       MONDRIAN          LVIP
                                                   LVIP MFS     MID-CAP   INTERNATIONAL       MONEY
                                                     VALUE       VALUE        VALUE          MARKET
                                                   STANDARD    STANDARD     STANDARD        STANDARD
                                                     CLASS       CLASS        CLASS           CLASS
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                 -----------  ----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $10,312,649  $  494,250    $16,491,307  $ 189,513,672
Changes From Operations:
   - Net investment income (loss)                    153,774       1,903        596,684       (142,493)
   - Net realized gain (loss) on investments         130,353       9,636       (513,422)           579
   - Net change in unrealized appreciation or
     depreciation on investments                   1,116,520     161,818        428,214            (36)
                                                 -----------  ----------    -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,400,647     173,357        511,476       (141,950)
Changes From Unit Transactions:
   - Contract purchases                            2,189,591     338,603      1,990,653     90,756,005
   - Contract withdrawals                         (1,736,198)    (47,831)    (2,619,570)   (20,461,059)
   - Contract transfers                            3,007,106     140,926      2,953,785   (112,282,568)
                                                 -----------  ----------    -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          3,460,499     431,698      2,324,868    (41,987,622)
                                                 -----------  ----------    -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,861,146     605,055      2,836,344    (42,129,572)
                                                 -----------  ----------    -----------  -------------
NET ASSETS AT DECEMBER 31, 2010                   15,173,795   1,099,305     19,327,651    147,384,100
Changes From Operations:
   - Net investment income (loss)                    245,634         (45)       592,986        (96,793)
   - Net realized gain (loss) on investments         224,317      32,016       (618,635)           112
   - Net change in unrealized appreciation or
     depreciation on investments                    (583,561)   (140,200)      (909,137)           (29)
                                                 -----------  ----------    -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (113,610)   (108,229)      (934,786)       (96,710)
Changes From Unit Transactions:
   - Contract purchases                              991,170     343,675      1,316,735     61,479,954
   - Contract withdrawals                           (859,067)    (94,263)    (2,102,452)   (79,250,774)
   - Contract transfers                            1,893,930     118,626        234,089    (29,021,786)
                                                 -----------  ----------    -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          2,026,033     368,038       (551,628)   (46,792,606)
                                                 -----------  ----------    -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,912,423     259,809     (1,486,414)   (46,889,316)
                                                 -----------  ----------    -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                  $17,086,218  $1,359,114    $17,841,237  $ 100,494,784
                                                 ===========  ==========    ===========  =============

                                                     LVIP          LVIP          LVIP          LVIP          LVIP
                                                   PROTECTED    PROTECTED      PROTECTED     PROTECTED    PROTECTED
                                                 PROFILE 2010  PROFILE 2020  PROFILE 2030  PROFILE 2040  PROFILE 2050
                                                   STANDARD      STANDARD      STANDARD      STANDARD      STANDARD
                                                     CLASS        CLASS          CLASS         CLASS        CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  ------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                      $1,427,502   $   929,759    $  559,559     $ 415,885      $  --
Changes From Operations:
   - Net investment income (loss)                      25,043        31,239        10,250         5,011         --
   - Net realized gain (loss) on investments           42,135        22,748        14,268        45,249         --
   - Net change in unrealized appreciation or
     depreciation on investments                      195,914       410,899       179,685        39,136         --
                                                   ----------   -----------    ----------     ---------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    263,092       464,886       204,203        89,396         --
Changes From Unit Transactions:
   - Contract purchases                               589,662     1,900,561       392,243       123,443         --
   - Contract withdrawals                            (113,425)     (242,775)      (84,706)      (48,354)        --
   - Contract transfers                               757,760     2,215,922     1,647,740       179,546         --
                                                   ----------   -----------    ----------     ---------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,233,997     3,873,708     1,955,277       254,635         --
                                                   ----------   -----------    ----------     ---------      -----
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,497,089     4,338,594     2,159,480       344,031         --
                                                   ----------   -----------    ----------     ---------      -----
NET ASSETS AT DECEMBER 31, 2010                     2,924,591     5,268,353     2,719,039       759,916         --
Changes From Operations:
   - Net investment income (loss)                      20,936        51,296         9,705         7,406         --
   - Net realized gain (loss) on investments           53,094       135,739       139,176        56,626       (236)
   - Net change in unrealized appreciation or
     depreciation on investments                      (43,491)     (220,108)     (161,875)     (111,222)        (6)
                                                   ----------   -----------    ----------     ---------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     30,539       (33,073)      (12,994)      (47,190)      (242)
Changes From Unit Transactions:
   - Contract purchases                               115,386       894,042       425,103       255,949        585
   - Contract withdrawals                             (88,435)   (1,175,738)     (273,744)      (66,817)       (77)
   - Contract transfers                                32,822     1,175,218      (704,833)       91,259        400
                                                   ----------   -----------    ----------     ---------      -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              59,773       893,522      (553,474)      280,391        908
                                                   ----------   -----------    ----------     ---------      -----
TOTAL INCREASE (DECREASE) IN NET ASSETS                90,312       860,449      (566,468)      233,201        666
                                                   ----------   -----------    ----------     ---------      -----
NET ASSETS AT DECEMBER 31, 2011                    $3,014,903   $ 6,128,802    $2,152,571     $ 993,117      $ 666
                                                   ==========   ===========    ==========     =========      =====

                                                     LVIP          LVIP        LVIP
                                                   PROTECTED     PROTECTED   PROTECTED       LVIP
                                                    PROFILE       PROFILE     PROFILE        SSgA
                                                 CONSERVATIVE     GROWTH     MODERATE     BOND INDEX
                                                   STANDARD      STANDARD    STANDARD      STANDARD
                                                     CLASS         CLASS       CLASS         CLASS
                                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                 ------------  -----------  -----------  -----------
NET ASSETS AT JANUARY 1, 2010                      $1,612,792  $ 3,286,306  $ 4,720,824  $ 6,980,137
Changes From Operations:
   - Net investment income (loss)                     100,723       79,271      183,491      144,590
   - Net realized gain (loss) on investments           23,510       16,891       61,713      161,193
   - Net change in unrealized appreciation or
     depreciation on investments                      137,294      259,454      543,471      134,379
                                                   ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    261,527      355,616      788,675      440,162
Changes From Unit Transactions:
   - Contract purchases                               226,785      803,232    2,536,027    1,758,793
   - Contract withdrawals                            (364,846)    (251,539)    (502,714)  (2,222,078)
   - Contract transfers                             1,306,430   (1,038,979)  (1,449,460)   5,038,175
                                                   ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,168,369     (487,286)     583,853    4,574,890
                                                   ----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,429,896     (131,670)   1,372,528    5,015,052
                                                   ----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2010                     3,042,688    3,154,636    6,093,352   11,995,189
Changes From Operations:
   - Net investment income (loss)                      73,404      154,222      117,869      428,198
   - Net realized gain (loss) on investments           43,093       18,747       46,668       50,985
   - Net change in unrealized appreciation or
     depreciation on investments                      (12,126)    (389,071)    (147,041)     461,241
                                                   ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    104,371     (216,102)      17,496      940,424
Changes From Unit Transactions:
   - Contract purchases                               469,962      775,602    1,893,542      869,013
   - Contract withdrawals                            (131,761)    (680,219)    (838,081)    (262,641)
   - Contract transfers                               397,430    4,721,703    1,041,520    1,345,585
                                                   ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             735,631    4,817,086    2,096,981    1,951,957
                                                   ----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               840,002    4,600,984    2,114,477    2,892,381
                                                   ----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $3,882,690  $ 7,755,620  $ 8,207,829  $14,887,570
                                                   ==========  ===========  ===========  ===========

See accompanying notes.

                                                  LVIP          LVIP
                                                  SSgA          SSgA                             LVIP
                                              CONSERVATIVE  CONSERVATIVE        LVIP             SSgA
                                                 INDEX       STRUCTURED         SSgA           EMERGING
                                               ALLOCATION    ALLOCATION       DEVELOPED       MARKETS 100
                                                STANDARD      STANDARD    INTERNATIONAL 150    STANDARD
                                                 CLASS         CLASS       STANDARD CLASS        CLASS
                                               SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                              ------------  ------------  -----------------  ------------
NET ASSETS AT JANUARY 1, 2010                    $    --       $   --         $  89,682       $  700,587
Changes From Operations:
   - Net investment income (loss)                     --           --             1,402           14,216
   - Net realized gain (loss) on investments          --           (1)             (451)          36,633
   - Net change in unrealized appreciation
     or depreciation on investments                   --           (3)            8,305          258,129
                                                 -------       ------         ---------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          --           (4)            9,256          308,978
Changes From Unit Transactions:
   - Contract purchases                               --           --            28,578          281,540
   - Contract withdrawals                             --          (42)           (4,264)         (43,240)
   - Contract transfers                               --        1,128             7,700          384,032
                                                 -------       ------         ---------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   --        1,086            32,014          622,332
                                                 -------       ------         ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               --        1,082            41,270          931,310
                                                 -------       ------         ---------       ----------
NET ASSETS AT DECEMBER 31, 2010
                                                      --        1,082           130,952        1,631,897
Changes From Operations:
   - Net investment income (loss)                     --           10             1,942           38,203
   - Net realized gain (loss) on investments          --            3             3,175          175,481
   - Net change in unrealized appreciation
     or depreciation on investments                   36            8           (12,065)        (459,292)
                                                 -------       ------         ---------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          36           21            (6,948)        (245,608)
Changes From Unit Transactions:
   - Contract purchases                           11,094        1,385           133,956          357,158
   - Contract withdrawals                           (486)        (380)          (39,552)        (145,258)
   - Contract transfers                               --           --          (118,206)        (527,710)
                                                 -------       ------         ---------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               10,608        1,005           (23,802)        (315,810)
                                                 -------       ------         ---------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           10,644        1,026           (30,750)        (561,418)
                                                 -------       ------         ---------       ----------
NET ASSETS AT DECEMBER 31, 2011                  $10,644       $2,108         $ 100,202       $1,070,479
                                                 =======       ======         =========       ==========

                                                 LVIP                                      LVIP        LVIP
                                                 SSgA         LVIP                         SSgA        SSgA
                                                GLOBAL        SSgA           LVIP        MODERATE    MODERATE
                                               TACTICAL   INTERNATIONAL      SSgA          INDEX    STRUCTURED
                                              ALLOCATION      INDEX      LARGE CAP 100  ALLOCATION  ALLOCATION
                                               STANDARD     STANDARD       STANDARD      STANDARD    STANDARD
                                                 CLASS        CLASS          CLASS         CLASS       CLASS
                                              SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                              ----------  -------------  -------------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                 $  905,647   $  387,992       $ 99,461      $   --     $    --
Changes From Operations:
   - Net investment income (loss)                 13,540       14,471            775          --          --
   - Net realized gain (loss) on investments       3,081          605         18,465          --          (1)
   - Net change in unrealized appreciation
     or depreciation on investments              142,893       63,190         (8,367)         --          (6)
                                              ----------   ----------       --------      ------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     159,514       78,266         10,873          --          (7)
Changes From Unit Transactions:
   - Contract purchases                          434,605      113,615         13,582          --          --
   - Contract withdrawals                       (131,954)     (22,556)        (4,160)         --         (42)
   - Contract transfers                          193,475      648,744        (36,508)         --       1,128
                                              ----------   ----------       --------      ------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              496,126      739,803        (27,086)         --       1,086
                                              ----------   ----------       --------      ------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          655,640      818,069        (16,213)         --       1,079
                                              ----------   ----------       --------      ------     -------
NET ASSETS AT DECEMBER 31, 2010
                                               1,561,287    1,206,061         83,248          --       1,079
Changes From Operations:
   - Net investment income (loss)                 22,316       19,113          2,517          36          33
   - Net realized gain (loss) on investments      21,913       28,388          4,450          (1)          9
   - Net change in unrealized appreciation
     or depreciation on investments              (49,080)    (233,306)        (2,603)        134         176
                                              ----------   ----------       --------      ------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (4,851)    (185,805)         4,364         169         218
Changes From Unit Transactions:
   - Contract purchases                          374,425       85,678         76,048       1,417       3,510
   - Contract withdrawals                       (138,698)    (132,042)       (22,140)       (177)       (642)
   - Contract transfers                          (22,123)     335,029         (9,265)      7,411      11,116
                                              ----------   ----------       --------      ------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              213,604      288,665         44,643       8,651      13,984
                                              ----------   ----------       --------      ------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          208,753      102,860         49,007       8,820      14,202
                                              ----------   ----------       --------      ------     -------
NET ASSETS AT DECEMBER 31, 2011               $1,770,040   $1,308,921       $132,255      $8,820     $15,281
                                              ==========   ==========       ========      ======     =======

                                                 LVIP        LVIP
                                                 SSgA        SSgA
                                              MODERATELY  MODERATELY     LVIP        LVIP
                                              AGGRESSIVE  AGGRESSIVE     SSgA        SSgA
                                                 INDEX    STRUCTURED    S&P 500    SMALL-CAP
                                              ALLOCATION  ALLOCATION     INDEX       INDEX
                                               STANDARD    STANDARD    STANDARD     STANDARD
                                                 CLASS       CLASS       CLASS       CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  ----------  -----------
NET ASSETS AT JANUARY 1, 2010                  $    --     $    --   $18,831,540  $ 5,691,643
Changes From Operations:
   - Net investment income (loss)                   --          --       229,905       33,640
   - Net realized gain (loss) on investments         1          --       543,605      145,516
   - Net change in unrealized appreciation
     or depreciation on investments                 54           9     2,238,740    1,486,035
                                               -------     -------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        55           9     3,012,250    1,665,191
Changes From Unit Transactions:
   - Contract purchases                          1,334          --     4,027,595    1,549,384
   - Contract withdrawals                         (215)        (22)   (1,127,151)    (190,383)
   - Contract transfers                            684         564     8,250,329    2,733,086
                                               -------     -------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,803         542    11,150,773    4,092,087
                                               -------     -------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,858         551    14,163,023    5,757,278
                                               -------     -------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2010
                                                 1,858         551    32,994,563   11,448,921
Changes From Operations:
   - Net investment income (loss)                   16           3       258,554       24,950
   - Net realized gain (loss) on investments        62          --     1,549,933      316,544
   - Net change in unrealized appreciation
     or depreciation on investments               (428)        (37)   (1,366,274)    (870,307)
                                               -------     -------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (350)        (34)      442,213     (528,813)
Changes From Unit Transactions:
   - Contract purchases                         20,927       2,051     6,965,524      601,903
   - Contract withdrawals                       (2,287)       (326)   (3,800,644)    (480,308)
   - Contract transfers                          2,953          --    (3,653,697)     553,688
                                               -------     -------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             21,593       1,725      (488,817)     675,283
                                               -------     -------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         21,243       1,691       (46,604)     146,470
                                               -------     -------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                $23,101     $ 2,242   $32,947,959  $11,595,391
                                               =======     =======   ===========  ===========

See accompanying notes.

                                                                             LVIP
                                                 LVIP                    T. ROWE PRICE
                                                 SSgA         LVIP        STRUCTURED        LVIP
                                              SMALL-MID   T. ROWE PRICE     MID-CAP      TEMPLETON
                                               CAP 200    GROWTH STOCK      GROWTH         GROWTH
                                               STANDARD     STANDARD       STANDARD       STANDARD
                                                CLASS         CLASS          CLASS          CLASS
                                              SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                              ----------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                 $  955,052   $  989,304     $1,273,908    $ 2,388,562
Changes From Operations:
   - Net investment income (loss)                 22,033         (187)        (4,357)        21,069
   - Net realized gain (loss) on investments      75,211       30,851         89,982       (107,211)
   - Net change in unrealized appreciation
     or depreciation on investments              206,445      151,829        462,239        108,644
                                              ----------   ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     303,689      182,493        547,864         22,502
Changes From Unit Transactions:
  - Contract purchases                           105,462      278,597         90,657        450,498
  - Contract withdrawals                        (179,358)     (50,443)      (101,627)       (46,332)
  - Contract transfers                           363,591     (117,895)       719,553     (1,338,038)
                                              ----------   ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              289,695      110,259        708,583       (933,872)
                                              ----------   ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          593,384      292,752      1,256,447       (911,370)
                                              ----------   ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                1,548,436    1,282,056      2,530,355      1,477,192
Changes From Operations:
   - Net investment income (loss)                 24,341         (420)        (4,953)        25,870
   - Net realized gain (loss) on investments     121,548       37,232         58,416         19,857
   - Net change in unrealized appreciation
     or depreciation on investments             (206,640)     (83,929)      (295,658)       (92,774)
                                              ----------   ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (60,751)     (47,117)      (242,195)       (47,047)
Changes From Unit Transactions:
  - Contract purchases                           229,285      308,428      1,847,482        125,652
  - Contract withdrawals                        (239,826)     (68,493)      (226,886)       (60,594)
  - Contract transfers                           113,862      821,946        418,094       (141,892)
                                              ----------   ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              103,321    1,061,881      2,038,690        (76,834)
                                              ----------   ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           42,570    1,014,764      1,796,495       (123,881)
                                              ----------   ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011               $1,591,006   $2,296,820     $4,326,850    $ 1,353,311
                                              ==========   ==========     ==========    ===========

                                                             LVIP
                                                 LVIP      VANGUARD      LVIP
                                                TURNER     DOMESTIC   WELLS FARGO
                                               MID-CAP      EQUITY     INTRINSIC
                                                GROWTH        ETF        VALUE      M BUSINESS
                                               STANDARD    STANDARD    STANDARD    OPPORTUNITY    M CAPITAL
                                                CLASS        CLASS       CLASS        VALUE     APPRECIATION
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  -----------  -----------  ------------
NET ASSETS AT JANUARY 1, 2010                 $1,550,716    $   --    $ 2,040,807    $ 651,643    $  943,979
Changes From Operations:
   - Net investment income (loss)                    (61)       --         24,688        3,189          (659)
   - Net realized gain (loss) on investments      13,191        --       (237,977)     (17,704)       43,146
   - Net change in unrealized appreciation
     or depreciation on investments              568,122        --        693,777       38,726       219,234
                                              ----------    ------    -----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     581,252        --        480,488       24,211       261,721
Changes From Unit Transactions:
  - Contract purchases                           469,583        --        136,048        8,899       100,595
  - Contract withdrawals                        (101,922)       --       (367,830)     (34,793)     (135,975)
  - Contract transfers                           662,947        --      1,172,901     (503,834)     (157,761)
                                              ----------    ------    -----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            1,030,608        --        941,119     (529,728)     (193,141)
                                              ----------    ------    -----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        1,611,860        --      1,421,607     (505,517)       68,580
                                              ----------    ------    -----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2010                3,162,576        --      3,462,414      146,126     1,012,559
Changes From Operations:
   - Net investment income (loss)                   (109)       15          7,514          614        (2,883)
   - Net realized gain (loss) on investments     329,566        --        307,174       (1,640)      158,399
   - Net change in unrealized appreciation
     or depreciation on investments             (537,150)      138       (221,567)      (7,017)     (231,652)
                                              ----------    ------    -----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (207,693)      153         93,121       (8,043)      (76,136)
Changes From Unit Transactions:
  - Contract purchases                           264,324       152        694,541        8,823       144,724
  - Contract withdrawals                        (107,750)      (16)      (288,316)     (11,142)     (114,267)
  - Contract transfers                          (351,178)    2,530     (2,041,781)      11,057       177,022
                                              ----------    ------    -----------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (194,604)    2,666     (1,635,556)       8,738       207,479
                                              ----------    ------    -----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (402,297)    2,819     (1,542,435)         695       131,343
                                              ----------    ------    -----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2011               $2,760,279    $2,819    $ 1,919,979    $ 146,821    $1,143,902
                                              ==========    ======    ===========    =========    ==========

                                                                              MFS VIT        MFS VIT
                                              M INTERNATIONAL   M LARGE     CORE EQUITY      GROWTH
                                                  EQUITY       CAP GROWTH  INITIAL CLASS  INITIAL CLASS
                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                              ---------------  ----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $2,042,224     $ 384,434    $  411,905    $ 2,444,473
Changes From Operations:
   - Net investment income (loss)                    52,590         1,378         3,353          2,461
   - Net realized gain (loss) on investments       (212,972)       18,775        35,040         27,600
   - Net change in unrealized appreciation
     or depreciation on investments                 245,493        53,180        31,564        441,212
                                                 ----------     ---------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         85,111        73,333        69,957        471,273
Changes From Unit Transactions:
  - Contract purchases                              113,527        15,806         9,009        711,331
  - Contract withdrawals                           (104,130)     (282,958)      (44,415)       (88,251)
  - Contract transfers                             (292,093)       (2,147)       84,396        823,156
                                                 ----------     ---------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (282,696)     (269,299)       48,990      1,446,236
                                                 ----------     ---------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (197,585)     (195,966)      118,947      1,917,509
                                                 ----------     ---------    ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                   1,844,639       188,468       530,852      4,361,982
Changes From Operations:
   - Net investment income (loss)                    33,797            --         9,961         13,117
   - Net realized gain (loss) on investments       (141,750)        6,931         5,198         96,113
   - Net change in unrealized appreciation
     or depreciation on investments                 (20,327)       (6,268)      (23,847)      (308,092)
                                                 ----------     ---------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (128,280)          663        (8,688)      (198,862)
Changes From Unit Transactions:
  - Contract purchases                              113,575        63,902            --        938,684
  - Contract withdrawals                            (36,745)      (48,209)      (20,812)      (387,499)
  - Contract transfers                             (703,848)       53,265     1,582,184      5,345,245
                                                 ----------     ---------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (627,018)       68,958     1,561,372      5,896,430
                                                 ----------     ---------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (755,298)       69,621     1,552,684      5,697,568
                                                 ----------     ---------    ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                  $1,089,341     $ 258,089    $2,083,536    $10,059,550
                                                 ==========     =========    ==========    ===========

See accompanying notes.

                                                                                                 NB AMT
                                                    MFS VIT        MFS VIT        MFS VIT       MID-CAP
                                                   RESEARCH     TOTAL RETURN     UTILITIES      GROWTH I
                                                 INITIAL CLASS  INITIAL CLASS  INITIAL CLASS     CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                       $ 93,607      $11,349,852     $5,977,097  $10,108,247
Changes From Operations:
   - Net investment income (loss)                        516          177,137        164,674      (22,979)
   - Net realized gain (loss) on investments           5,754         (605,759)       (81,017)   1,099,870
   - Net change in unrealized appreciation or
     depreciation on investments                       3,232        1,096,340        908,631    1,436,562
                                                    --------      -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,502          667,718        992,288    2,513,453
Changes From Unit Transactions:
   - Contract purchases                                   61          990,815      1,005,563      224,746
   - Contract withdrawals                             (2,205)        (881,132)      (594,204)  (3,780,633)
   - Contract transfers                              (29,807)      (4,281,059)     1,112,378      123,958
                                                    --------      -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (31,951)      (4,171,376)     1,523,737   (3,431,929)
                                                    --------      -----------     ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (22,449)      (3,503,658)     2,516,025     (918,476)
                                                    --------      -----------     ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                       71,158        7,846,194      8,493,122    9,189,771
Changes From Operations:
   - Net investment income (loss)                        439          195,957        300,617      (18,780)
   - Net realized gain (loss) on investments           2,328           58,235        131,079    1,024,207
   - Net change in unrealized appreciation or
     depreciation on investments                      (3,535)        (133,344)        80,572   (1,005,928)
                                                    --------      -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (768)         120,848        512,268         (501)
Changes From Unit Transactions:
   - Contract purchases                                   --        1,278,749      1,380,841      153,983
   - Contract withdrawals                             (3,135)      (1,214,119)      (588,019)  (1,082,066)
   - Contract transfers                                8,079         (322,239)       188,033      794,614
                                                    --------      -----------     ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              4,944         (257,609)       980,855     (133,469)
                                                    --------      -----------     ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                4,176         (136,761)     1,493,123     (133,970)
                                                    --------      -----------     ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                     $ 75,334      $ 7,709,433     $9,986,245  $ 9,055,801
                                                    ========      ===========     ==========  ===========

                                                                                          PIMCO VIT
                                                                          OPPENHEIMER     COMMODITY    PREMIER VIT   T. ROWE
                                                   NB AMT       NB AMT    MAIN STREET    REAL RETURN      OpCAP       PRICE
                                                 PARTNERS I   REGENCY I     FUND/VA    ADMINISTRATIVE    MANAGED      EQUITY
                                                   CLASS        CLASS       CLASS A         CLASS        CLASS I      INCOME
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 ----------  -----------  -----------  --------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                     $ 583,668  $ 5,028,323     $135,347    $   272,806     $ 271,498    $     --
Changes From Operations:
   - Net investment income (loss)                       107       29,137        1,104        156,826          (277)         --
   - Net realized gain (loss) on investments       (107,712)     125,226       (9,217)        41,388       (49,419)         --
   - Net change in unrealized appreciation or
     depreciation on investments                    138,271    1,101,423       17,062        224,498        63,756          --
                                                  ---------  -----------     --------    -----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   30,666    1,255,786        8,949        422,712        14,060          --
Changes From Unit Transactions:
   - Contract purchases                                 244      426,362           60        249,740           124          --
   - Contract withdrawals                            (9,617)    (673,022)      (2,592)       (31,749)       (1,835)         --
   - Contract transfers                            (388,567)    (532,500)     (92,098)     1,349,028      (283,847)         --
                                                  ---------  -----------     --------    -----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (397,940)    (779,160)     (94,630)     1,567,019      (285,558)         --
                                                  ---------  -----------     --------    -----------     ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (367,274)     476,626      (85,681)     1,989,731      (271,498)         --
                                                  ---------  -----------     --------    -----------     ---------    --------
NET ASSETS AT DECEMBER 31, 2010                     216,394    5,504,949       49,666      2,262,537            --          --
Changes From Operations:
   - Net investment income (loss)                      (657)      19,868          161        696,820            --       4,765
   - Net realized gain (loss) on investments        (30,368)     567,426          699        (25,357)           --           2
   - Net change in unrealized appreciation or
     depreciation on investments                      5,163     (874,739)        (952)    (1,106,944)           --      18,843
                                                  ---------  -----------     --------    -----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (25,862)    (287,445)         (92)      (435,481)           --      23,610
Changes From Unit Transactions:
   - Contract purchases                                  --      359,191           --      2,076,081            --      24,173
   - Contract withdrawals                            (5,526)    (347,626)      (1,259)      (203,030)           --      (2,504)
   - Contract transfers                              76,499   (1,374,951)     127,273      1,038,228            --     887,982
                                                  ---------  -----------     --------    -----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            70,973   (1,363,386)     126,014      2,911,279            --     909,651
                                                  ---------  -----------     --------    -----------     ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              45,111   (1,650,831)     125,922      2,475,798            --     933,261
                                                  ---------  -----------     --------    -----------     ---------    --------
NET ASSETS AT DECEMBER 31, 2011                   $ 261,505  $ 3,854,118     $175,588    $ 4,738,335     $      --    $933,261
                                                  =========  ===========     ========    ===========     =========    ========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

     -    Lincoln CVUL

     -    Lincoln CVUL Series III

     -    Lincoln Corporate Commitment VUL

     -    Lincoln Corporate Variable 4

     -    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-eight available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American  Century VP Income & Growth  Class I Fund
     American  Century VP Inflation  Protection  Class II Fund
     American  Century VP International Class I Fund
American Funds Insurance Series (American Funds):
     American Funds Bond Class 2 Fund
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 2 Fund BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP International Value Equity Standard Class Series Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Service Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Franklin U.S. Government Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Mid Cap Value Service Class Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund**
     Invesco V.I. International Growth Series I Fund**
     Invesco Van Kampen V.I. Growth and Income Series I Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Institutional Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Flexible Bond Institutional Class Portfolio
     Janus Aspen Series Flexible Bond Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities  Standard Class Fund
     LVIP Baron Growth  Opportunities  Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware  Growth and Income  Standard Class Fund
     LVIP Delaware  Social  Awareness  Standard Class Fund
     LVIP Delaware  Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected  Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard  Class Fund
     LVIP Protected  Profile 2040 Standard  Class Fund
     LVIP Protected  Profile 2050 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
M Fund, Inc. (M Fund):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Research Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Main Street Fund/VA Class A
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Class IB Fund**
T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price Equity Income Portfolio

*    Denotes an affiliate of the Company.

**   Available fund with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 2 Fund and the Premier VIT OpCAP Managed Class I Portfolio ceased to be available as an investment option to Variable Account Contract owners.

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

Goldman Sachs VIT Strategic Mid Cap Value Service Class Fund     LVIP Protected 2050 Profile Service Class Fund
Invesco Van Kampen V.I. Growth and Income Series I Fund          LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund             LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                 T. Rowe Price Equity Income Portfolio
LVIP Dimensional/Vanguard Total Bond Standard Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

- Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $1,319,790 and $994,759 for the years ended December 31, 2011 and 2010, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2011 and 2010, amounted to $7,359,122 and $7,361,384, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2011 and 2010, amounted to $20,298,402 and $20,363,177, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2011 and 2010, no transfer fees were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------   -----------    ---------   ---------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                 0.00%    0.40%    $10.16    $11.67       89,432    $   981,614      -23.53%     -23.23%     0.60%
            2010                 0.00%    0.40%     13.24     15.23       96,961      1,409,187       18.46%      18.93%     1.64%
            2009                 0.00%    0.40%     11.13     12.83      113,067      1,394,954       52.87%      53.49%     0.00%
            2008                 0.00%    0.70%      6.90      8.39       66,745        541,716      -47.74%     -47.37%     0.00%
            2007                 0.00%    0.70%     13.20     16.00       97,190      1,474,105       19.36%      20.20%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                 0.00%    0.40%     10.90     13.54      706,997      7,901,744        5.89%       6.32%     1.33%
            2010                 0.00%    0.40%     10.25     12.75      730,566      7,742,161       12.64%      13.09%     0.00%
            2009                 0.00%    0.40%      9.06     11.28      650,419      6,124,141       20.34%      20.82%     4.04%
            2008                 0.00%    0.40%      7.50      9.37      672,107      5,320,855      -40.84%     -40.60%     2.12%
            2007                 0.00%    0.40%     12.63     15.83      621,451      9,094,966        4.70%       5.12%     1.48%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                 0.00%    0.40%      6.60      6.75      149,085      1,004,547      -19.57%     -19.25%     2.01%
            2010                 0.00%    0.40%      8.21      8.36      763,450      6,380,845        4.18%       4.59%     2.78%
            2009                 0.00%    0.40%      7.88      8.00    1,275,666     10,189,191       34.14%      34.68%     1.73%
            2008                 0.00%    0.40%      5.88      5.94      724,271      4,297,109      -53.37%     -53.18%     1.14%
            2007                 0.00%    0.40%     12.60     12.68      403,599      5,117,308        5.42%       5.84%     1.04%
ABVPSF LARGE CAP GROWTH CLASS A
            2011                 0.10%    0.40%     11.10     13.13       11,142        133,496       -3.43%      -3.14%     0.32%
            2010                 0.10%    0.40%     11.49     13.56        9,051        111,184        9.66%       9.99%     0.63%
            2009                 0.10%    0.40%     10.48     12.44       20,440        225,571       36.97%      37.38%     0.16%
            2008                 0.10%    0.40%      7.65      9.08       21,350        175,062      -39.90%     -39.72%     0.00%
            2007                 0.10%    0.40%     12.73     15.12       23,529        314,174       13.46%      13.80%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 0.00%    0.70%     12.70     23.10    1,027,240     14,603,849       -9.03%      -8.39%     0.53%
            2010                 0.00%    0.70%     13.87     25.32      759,523     12,350,888       26.02%      26.91%     0.42%
            2009                 0.00%    0.70%     10.93     20.03      532,537      6,617,883       41.86%      42.86%     0.95%
            2008                 0.00%    0.70%      7.65     14.08      453,393      4,392,610      -36.03%     -35.58%     0.68%
            2007                 0.00%    0.70%     11.87     21.94      446,304      7,004,591        0.99%       1.70%     0.81%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            2011                 0.00%    0.40%     10.64     13.75      467,080      5,624,870        2.70%       3.11%     1.61%
            2010                 0.00%    0.40%     10.32     13.35      368,688      4,415,204       13.69%      14.15%     1.55%
            2009                 0.00%    0.40%      9.04     11.71      305,621      3,370,886       17.63%      18.10%     5.01%
            2008                 0.00%    0.40%      7.65      9.93      397,756      3,588,965      -34.85%     -34.59%     2.05%
            2007                 0.00%    0.40%     11.70     15.23      350,708      4,701,879       -0.47%      -0.07%     1.92%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.00%    0.40%    $11.72   $15.29     1,228,115    $17,218,465       11.30%      11.74%      4.00%
            2010                 0.00%    0.40%     12.64    13.70       993,607     12,622,678        4.68%       5.10%      1.63%
            2009                 0.00%    0.40%     12.02    13.05       857,478     10,715,720        9.80%      10.24%      1.93%
            2008                 0.00%    0.40%     10.91    11.85       500,536      5,748,458       -1.99%      -1.60%      4.71%
            2007                 0.00%    0.40%     11.08    12.05       500,432      5,914,015        9.07%       9.51%      4.51%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.00%    0.70%      9.79    15.68       233,029      2,548,934      -12.39%     -12.04%      1.31%
            2010                 0.00%    0.40%     12.49    17.90       188,628      2,445,152       12.84%      13.29%      2.51%
            2009                 0.00%    0.70%     11.07    15.86       402,613      4,661,857       32.83%      33.76%      1.95%
            2008                 0.00%    0.70%      8.31    11.91       446,394      3,846,683      -45.21%     -44.82%      0.84%
            2007                 0.00%    0.70%     15.12    21.67       512,542      8,091,842       17.23%      18.06%      0.65%
AMERICAN FUNDS BOND CLASS 2
            2011                 0.20%    0.20%        --       --           219          2,424        0.00%       0.00%      2.91%
            2010                 0.40%    0.70%     16.12    16.63           164          2,717        5.70%       5.98%      2.96%
            2009                 0.40%    0.70%     15.25    15.69           179          2,805       11.82%      12.14%      3.09%
            2008                 0.40%    0.70%     13.64    13.99           296          4,137       -9.98%      -9.72%      5.45%
            2007                 0.40%    0.70%     15.15    15.50           329          5,094        2.61%       2.92%      7.44%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.00%    0.70%      9.95    16.25       590,366      8,774,372       -9.52%      -8.89%      1.27%
            2010                 0.00%    0.70%     14.38    17.85       634,578     10,442,333       10.97%      11.75%      1.45%
            2009                 0.00%    0.70%     12.86    15.99       691,576     10,272,642       41.31%      42.30%      1.32%
            2008                 0.00%    0.70%      9.04    11.25       749,320      7,906,680      -38.82%     -38.39%      1.81%
            2007                 0.00%    0.70%     14.67    18.27       690,252     11,863,124       14.05%      14.85%      2.80%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.00%    0.70%      9.30    23.79       547,316      7,385,546      -19.71%     -19.14%      1.26%
            2010                 0.00%    0.70%     14.93    29.54       557,157      9,478,304       21.56%      22.41%      1.72%
            2009                 0.00%    0.70%     12.19    24.23       504,295      7,132,381       60.17%      61.30%      0.32%
            2008                 0.00%    0.70%      7.56    15.08       388,181      3,654,530      -53.85%     -53.52%      0.00%
            2007                 0.00%    0.70%     16.26    32.57       300,738      6,370,986       20.58%      21.43%      3.23%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.00%    0.70%     10.74    15.47     3,143,231     40,378,819       -4.95%      -4.28%      0.58%
            2010                 0.00%    0.70%     12.19    16.22     3,930,730     52,738,789       17.85%      18.68%      0.73%
            2009                 0.00%    0.70%     10.27    13.72     3,928,782     45,556,997       38.44%      39.41%      0.68%
            2008                 0.00%    0.70%      7.37     9.88     3,083,928     26,878,115      -44.36%     -43.97%      0.89%
            2007                 0.00%    0.70%     13.15    17.71     2,623,405     41,814,324       11.56%      12.35%      0.86%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.00%    0.70%     10.44    14.94       622,907      7,944,385       -2.52%      -1.83%      1.42%
            2010                 0.00%    0.70%     11.28    15.28       807,149     10,803,734       10.65%      11.43%      1.36%
            2009                 0.00%    0.70%     10.13    13.77     1,022,864     12,765,294       30.33%      31.24%      1.65%
            2008                 0.00%    0.70%      7.72    10.53       997,164      9,539,741      -38.28%     -37.85%      1.83%
            2007                 0.00%    0.70%     12.41    17.02       866,568     13,389,092        4.31%       5.04%      1.44%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2011                 0.00%    0.70%     11.14    20.44       494,342      7,633,914        1.21%       1.92%      7.90%
            2010                 0.00%    0.70%     13.74    20.13       473,505      7,202,105       14.27%      15.07%      6.15%
            2009                 0.00%    0.70%     11.94    17.57       531,861      7,211,174       37.98%      38.94%      6.08%
            2008                 0.00%    0.70%      8.59    12.69       709,208      7,106,302      -24.37%     -23.84%      8.12%
            2007                 0.00%    0.70%     11.28    16.73       533,442      7,234,227        0.63%       1.33%     10.55%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.00%    0.70%      9.24    18.53     3,533,956     48,177,959      -14.56%     -13.96%      1.73%
            2010                 0.00%    0.70%     13.81    21.62     2,742,999     44,770,341        6.49%       7.23%      2.18%
            2009                 0.00%    0.70%     12.88    20.24     2,147,527     33,814,024       42.07%      43.07%      1.49%
            2008                 0.00%    0.70%      9.00    14.20     2,036,302     23,693,090      -42.53%     -42.12%      2.09%
            2007                 0.00%    0.70%     15.56    24.64     1,828,374     38,041,078       19.19%      20.02%      1.72%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2011                 0.00%    0.70%     11.21    18.34     1,411,039     18,515,196        6.82%       7.58%      1.95%
            2010                 0.00%    0.70%     12.91    17.11     1,273,429     15,999,592        5.01%       5.75%      1.83%
            2009                 0.00%    0.70%     12.21    16.25     1,011,492     13,023,384        1.79%       2.50%      2.01%
            2008                 0.00%    0.70%     11.91    15.91     1,700,341     21,825,219        6.88%       7.63%      3.34%
            2007                 0.00%    0.70%     11.07    14.85     1,007,733     12,091,512        5.74%       6.49%      7.66%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 0.00%    0.70%    $12.21   $12.44       239,418    $ 2,967,872       -4.17%      -3.49%     3.35%
            2010                 0.00%    0.70%     12.80    12.89       112,339      1,447,377        9.62%      10.05%     1.25%
            2009     6/8/09      0.00%    0.40%     11.68    11.71       136,470      1,595,380        6.44%      13.76%     2.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.00%    0.70%     11.13    17.69     1,979,341     31,669,406        5.65%       6.39%     4.12%
            2010                 0.00%    0.70%     15.06    16.65     1,804,385     27,470,902        7.30%       8.06%     4.60%
            2009                 0.00%    0.70%     13.94    15.42     1,523,818     21,607,556       26.07%      26.96%     5.37%
            2008                 0.00%    0.70%     10.98    12.16     1,148,077     12,773,937       -5.21%      -4.54%     3.92%
            2007                 0.00%    0.70%     11.50    12.75       967,583     11,516,537        6.88%       7.63%     2.27%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                 0.00%    0.70%      9.38    25.64     1,242,400     21,128,096      -20.34%     -19.78%     1.87%
            2010                 0.00%    0.70%     19.01    31.99     1,137,342     24,997,004       18.02%      18.49%     0.72%
            2009                 0.00%    0.70%     16.04    27.03       961,520     18,662,535       77.40%      78.12%     1.16%
            2008                 0.00%    0.40%      9.01    15.19       727,779      8,566,160      -51.75%     -51.56%     1.53%
            2007                 0.00%    0.40%     18.59    31.39       612,517     16,702,656       38.30%      38.86%     1.36%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.00%    0.70%     11.23    19.14     1,162,557     16,229,395        1.67%       2.38%     8.29%
            2010                 0.00%    0.70%     15.08    18.74     1,153,541     15,825,259       14.51%      15.32%     6.98%
            2009                 0.00%    0.70%     13.08    16.32       672,287     10,237,638       47.93%      48.97%     7.17%
            2008                 0.00%    0.70%      8.78    11.00       618,485      6,527,752      -24.70%     -24.17%     8.54%
            2007                 0.00%    0.70%     11.58    14.56       642,581      8,973,971        2.07%       2.80%     4.75%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
            2011                 0.20%    0.20%        --       --           264          2,446        0.00%       0.00%     1.24%
            2010                 0.40%    0.40%     18.09    18.09           173          3,132       10.51%      10.51%     3.74%
            2009                 0.40%    0.40%     16.37    16.37           188          3,076       34.19%      34.19%     7.77%
            2008                 0.40%    0.40%     12.20    12.20           321          3,921      -42.65%     -42.65%     2.37%
            2007                 0.40%    0.40%     21.27    21.27           357          7,598        4.81%       4.81%     2.10%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.00%    0.40%     13.02    13.24       607,469      8,023,315        2.50%       2.91%     1.87%
            2010                 0.00%    0.40%     12.70    12.86       362,785      4,655,597        4.02%       4.44%     2.24%
            2009                 0.00%    0.40%     12.21    12.32       100,848      1,237,425       12.34%      12.79%     3.61%
            2008                 0.00%    0.40%     10.87    10.95        90,637        986,396       -0.69%      -0.29%     4.65%
            2007                 0.00%    0.40%     10.94    11.00        73,829        808,203        4.05%       4.46%     4.80%
DELAWARE VIP REIT STANDARD CLASS
            2011                 0.00%    0.70%     12.80    35.62       834,774     13,323,585       10.18%      10.96%     1.40%
            2010                 0.00%    0.70%     11.64    32.23       880,179     13,061,425       26.10%      26.99%     2.75%
            2009                 0.00%    0.70%      9.16    25.48       891,397     10,935,440       22.45%      23.31%     4.53%
            2008                 0.00%    0.70%      7.43    20.75       740,472      8,097,154      -35.51%     -35.06%     2.24%
            2007                 0.00%    0.70%     11.44    32.08       621,642     10,462,111      -14.54%     -13.94%     1.35%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 0.00%    0.70%     11.84    30.17     1,542,443     23,646,619       -2.02%      -1.33%     0.51%
            2010                 0.00%    0.70%     13.52    30.70     1,329,795     21,960,314       31.35%      32.27%     0.62%
            2009                 0.00%    0.70%     10.22    23.30     1,183,479     15,404,745       30.91%      31.83%     1.08%
            2008                 0.00%    0.70%      7.75    17.75     1,386,606     14,954,392      -30.37%     -29.88%     0.73%
            2007                 0.00%    0.70%     11.05    25.41     1,339,007     21,243,040       -7.27%      -6.62%     0.46%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.00%    0.40%     13.82    19.06       393,772      6,239,885        7.70%       8.13%     1.09%
            2010     10/8/10     0.00%    0.70%     12.82    17.69       171,626      2,570,616       13.59%      13.77%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.00%    0.70%     10.33    12.96       212,489      2,437,938       53.65%      54.73%     0.00%
            2008                 0.00%    0.70%      6.68     8.41       149,206      1,103,702      -47.11%     -46.74%     0.00%
            2007                 0.00%    0.70%     12.54    15.85       139,153      1,982,668        9.98%      10.75%     0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                 0.00%    0.20%     12.03    14.67        73,138        895,199        7.41%       7.63%     0.25%
            2010                 0.00%    0.40%     11.18    13.64        50,355        581,635       13.60%      13.90%     0.07%
            2009                 0.00%    0.40%      9.82    12.00        39,314        399,422       42.77%      43.30%     0.28%
            2008                 0.00%    0.40%      6.85     8.39        29,735        213,031      -42.89%     -42.66%     0.03%
            2007                 0.00%    0.40%     14.62    14.66        20,580        266,536       12.12%      12.45%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.00%    0.40%    $12.11    $15.90     1,335,255   $ 16,825,463       9.10%       9.54%     1.81%
            2010                 0.00%    0.40%     11.05     14.53     1,308,475     14,962,985      15.16%      15.63%     2.32%
            2009                 0.00%    0.70%      9.56     12.60     1,077,238     10,696,696      17.14%      17.96%     3.18%
            2008                 0.00%    0.70%      8.10     10.72       787,077      6,810,789     -33.89%     -33.42%     2.66%
            2007                 0.00%    0.70%     12.17     16.17       717,160      9,357,316      -3.40%      -2.72%     1.11%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 0.00%    0.00%     12.69     12.69        20,050        254,495      -2.87%      -2.87%     1.46%
            2010                 0.00%    0.00%     13.07     13.07        51,666        675,151      12.46%      12.46%     0.97%
            2009     5/29/09     0.00%    0.00%     11.62     11.62        30,983        360,004      12.27%      12.27%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.00%    0.40%     10.66     15.03     9,792,893    139,291,296       1.43%       1.83%     1.58%
            2010                 0.00%    0.70%     10.51     14.81    10,795,660    149,382,865      13.90%      14.70%     1.86%
            2009                 0.00%    0.70%      9.20     12.96    11,475,664    138,899,215      25.44%      26.32%     2.94%
            2008                 0.00%    0.70%      7.31     10.30    10,156,700     96,570,761     -37.59%     -37.15%     2.48%
            2007                 0.00%    0.70%     11.68     16.44     8,960,882    133,791,103       4.56%       5.30%     1.48%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.00%    0.70%     11.02     18.50     4,811,099     84,558,349      -5.08%      -4.41%     0.83%
            2010                 0.00%    0.70%     12.30     19.42     5,171,405     96,007,107      25.51%      26.39%     0.88%
            2009                 0.00%    0.70%      9.73     15.42     5,302,316     79,710,356      25.69%      26.57%     1.88%
            2008                 0.00%    0.70%      7.69     12.23     4,040,124     48,007,546     -34.58%     -34.12%     1.69%
            2007                 0.00%    0.70%     11.67     18.63     3,429,950     61,829,087      -2.58%      -1.90%     0.87%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2011                 0.00%    0.40%     10.65     14.43       242,758      3,245,862      -3.08%      -2.69%     2.05%
            2010                 0.00%    0.40%     13.27     14.84       211,759      2,978,267      13.69%      14.14%     1.45%
            2009                 0.00%    0.40%     11.63     13.02       192,578      2,430,690      28.43%      28.94%     2.09%
            2008                 0.00%    0.40%      9.02     10.10       221,868      2,177,062     -29.10%     -28.82%     2.54%
            2007                 0.00%    0.40%     12.67     14.21       216,395      2,974,347      14.90%      15.36%     8.98%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 0.00%    0.70%     10.75     17.34     2,869,074     38,366,042      -3.32%      -2.64%     0.95%
            2010                 0.00%    0.70%     12.59     17.89     2,404,652     34,266,020      16.29%      17.11%     1.11%
            2009                 0.00%    0.70%     10.75     15.33     2,450,468     31,264,706      34.72%      35.66%     1.16%
            2008                 0.00%    0.70%      7.92     11.35     2,687,660     26,636,902     -43.01%     -42.61%     0.88%
            2007                 0.00%    0.70%     13.80     19.85     2,510,102     44,893,903      16.69%      17.51%     0.88%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                 0.10%    0.40%     13.73     13.76       657,260      9,031,948       0.46%       0.76%     2.44%
            2010                 0.10%    0.40%     13.65     13.70       670,881      9,166,651      14.63%      14.97%     1.84%
            2009                 0.10%    0.40%     10.52     11.95       696,614      7,907,080      29.51%      29.90%     1.95%
            2008                 0.10%    0.40%      8.11      9.23       829,588      7,314,548     -42.93%     -42.76%     2.84%
            2007                 0.10%    0.40%     14.18     16.17       706,329     10,841,463       1.01%       1.32%     1.69%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 0.00%    0.70%      9.35     13.44       643,569      7,411,606      -0.56%       0.14%     0.27%
            2010                 0.00%    0.70%      9.38     13.48       616,177      7,088,620      23.19%      24.06%     0.11%
            2009                 0.00%    0.70%      7.59     10.91     1,259,182     10,291,431      27.23%      28.15%     0.26%
            2008                 0.00%    0.70%      5.95      8.55     1,927,670     12,843,890     -47.60%     -47.23%     0.71%
            2007                 0.00%    0.70%     11.31     16.26     1,742,706     21,698,039      25.98%      26.87%     0.65%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2011                 0.20%    0.20%        --        --           397          4,509       0.00%       0.00%     6.60%
            2010                 0.40%    0.70%     14.08     14.54           342          4,959      12.99%      13.34%     7.62%
            2009                 0.40%    0.70%     12.46     12.83           370          4,739      42.77%      43.19%     7.88%
            2008                 0.40%    0.70%      8.73      8.96           554          4,954     -25.59%     -25.37%     8.55%
            2007                 0.40%    0.70%     11.73     12.00           609          7,297       1.94%       2.24%     8.02%
FIDELITY VIP MID CAP SERVICE CLASS
            2011                 0.00%    0.70%     13.25     15.37     1,548,293     22,059,478     -11.34%     -10.72%     0.16%
            2010                 0.00%    0.70%     14.84     17.24     1,460,689     23,662,772      27.81%      28.70%     0.28%
            2009                 0.00%    0.70%     11.53     13.41     1,408,060     17,831,389      39.04%      40.01%     0.54%
            2008                 0.00%    0.70%      8.24      9.58     1,482,642     13,679,118     -39.93%     -39.51%     0.35%
            2007                 0.00%    0.70%     13.61     15.86     1,280,382     19,699,983      14.68%      15.49%     0.69%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                 0.00%    0.70%    $ 9.20    $14.67    555,870      $ 6,051,005      -17.81%     -17.23%      1.35%
            2010                 0.00%    0.70%     11.97     17.79    519,986        6,956,111       12.20%      12.99%      1.44%
            2009                 0.00%    0.70%     10.63     15.81    426,414        5,104,113       25.56%      26.44%      1.61%
            2008                 0.00%    0.70%      8.24     12.55    585,889        5,448,181      -44.26%     -43.86%      2.61%
            2007                 0.00%    0.70%     14.77     22.45    642,918       10,752,804       16.39%      17.21%      3.25%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2011                 0.00%    0.70%     12.62     13.12    549,262        7,179,261        2.00%       2.71%      6.93%
            2010                 0.00%    0.70%     12.37     12.77    303,791        3,857,969       12.08%      12.87%      8.14%
            2009                 0.00%    0.70%     11.04     11.32    207,082        2,330,106       34.94%      35.88%      8.95%
            2008                 0.00%    0.70%      8.18      8.33    371,115        3,077,033      -29.90%     -29.41%      5.34%
            2007                 0.00%    0.70%     11.76     11.80    253,820        2,985,158        3.81%       4.01%      2.46%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                 0.00%    0.70%     12.61     16.43    132,283        1,799,306       -5.26%      -4.59%      0.00%
            2010                 0.00%    0.70%     13.21     17.29    122,575        1,761,415       27.05%      27.94%      0.00%
            2009                 0.00%    0.70%     10.33     13.57    110,826        1,350,442       42.94%      43.95%      0.00%
            2008                 0.00%    0.70%      7.18      9.46    143,909        1,273,916      -42.75%     -42.34%      0.00%
            2007                 0.00%    0.70%     12.44     16.48    155,370        2,394,150       10.73%      11.51%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2011                 0.20%    0.35%     11.27     11.27     16,833          189,755       -5.02%      -5.02%      0.00%
            2010                 0.20%    0.70%     11.06     11.41    155,190        1,835,791       26.73%      27.11%      0.00%
            2009                 0.40%    0.70%      8.72      8.98     44,862          401,331       42.57%      43.00%      0.00%
            2008                 0.40%    0.70%      6.12      6.28     55,083          344,872      -42.90%     -42.72%      0.00%
            2007                 0.40%    0.70%     10.72     10.96     60,720          664,056       10.47%      10.80%      0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
            2011                 0.00%    0.40%     12.88     13.12    419,213        5,497,270        5.53%       5.96%      3.58%
            2010                 0.00%    0.40%     12.20     12.38    213,272        2,638,910        5.13%       5.56%      3.14%
            2009                 0.00%    0.40%     11.61     11.73    162,900        1,904,687        2.93%       3.34%      4.54%
            2008     1/24/08     0.00%    0.40%     11.28     11.35     22,663          257,012        5.78%       6.02%      0.61%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                 0.00%    0.40%     10.19     10.42    948,713        9,867,957       -1.19%      -0.79%      2.76%
            2010                 0.00%    0.40%     10.31     10.50    832,441        8,729,446       11.03%      11.47%      1.87%
            2009                 0.00%    0.40%      9.29      9.42    733,901        6,907,786       25.84%      26.35%      2.42%
            2008                 0.00%    0.40%      7.38      7.46    578,473        4,310,873      -37.19%     -36.93%      3.59%
            2007                 0.00%    0.40%     11.75     11.79    395,916        4,677,887        3.31%       3.51%      1.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                 0.20%    0.40%      9.65     13.78     18,182          177,153      -10.99%     -10.81%      2.64%
            2010                 0.20%    0.40%     15.48     15.48    143,954        1,803,325        7.97%       7.97%      1.86%
            2009                 0.40%    0.40%     14.34     14.34     89,656        1,285,307       36.50%      36.50%      3.67%
            2008                 0.40%    0.40%     10.50     10.50     89,628          941,362      -40.62%     -40.62%      2.39%
            2007                 0.40%    0.40%     17.69     17.69    130,912        2,315,364       15.00%      15.00%      1.85%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
            2009                 0.40%    0.40%     17.71     17.71      7,030          124,498       21.32%      21.32%     12.74%
            2008                 0.40%    0.40%     14.60     14.60      9,550          139,418      -25.40%     -25.40%     10.40%
            2007                 0.40%    0.40%     19.57     19.57     12,373          242,126        9.57%       9.57%     17.05%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                 0.00%    0.40%     17.66     18.14    397,512        7,142,999       -1.01%      -0.61%      5.46%
            2010                 0.00%    0.40%     17.84     18.25    428,553        7,753,533       14.25%      14.71%      1.49%
            2009                 0.00%    0.40%     15.61     15.91    378,538        5,971,620       18.51%      18.98%     14.49%
            2008                 0.00%    0.40%     13.18     13.38    267,708        3,557,825        6.04%       6.46%      3.77%
            2007                 0.00%    0.40%     12.43     12.56    274,459        3,431,507       10.83%      11.27%      3.15%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                 0.00%    0.70%      9.77     13.72    143,495        1,648,441       -7.45%      -6.80%      1.57%
            2010                 0.00%    0.70%     10.48     14.78    141,697        1,763,070        6.99%       7.74%      1.80%
            2009                 0.00%    0.70%      9.73     13.77    143,306        1,733,719       30.42%      31.33%      3.67%
            2008                 0.00%    0.70%      7.41     10.53    212,331        2,028,296      -42.54%     -42.13%      2.05%
            2007                 0.00%    0.70%     12.80     18.27    172,887        2,814,041        1.84%       2.55%      1.53%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 0.20%    0.20%    $ 9.83    $ 9.83          697    $     6,850       -7.16%      -7.16%     2.27%
            2010                 0.20%    0.40%     15.87     15.87        4,760         51,989        6.96%       6.96%     1.26%
            2009                 0.40%    0.40%     14.84     14.84        1,456         21,616       30.58%      30.58%     4.89%
            2008                 0.40%    0.40%     11.37     11.37        6,249         71,026      -42.55%     -42.55%     1.49%
            2007                 0.40%    0.40%     19.79     19.79       20,184        399,351        1.94%       1.94%     1.38%
GOLDMAN SACHS VIT MID CAP VALUE SERVICE CLASS
            2011     11/11/11    0.00%    0.00%     10.59     10.59        4,558         48,289       -2.52%      -2.52%     0.62%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2008                 0.40%    0.70%      7.14      8.68        5,210         40,865      -42.89%     -42.72%     0.00%
            2007                 0.40%    0.70%     12.50     15.16        4,255         58,786       11.23%      11.57%     0.00%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2008                 0.40%    0.70%     13.38     14.76        4,060         54,870      -40.80%     -40.62%     0.61%
            2007                 0.40%    0.70%     22.60     24.86        3,338         76,244       13.92%      14.27%     0.04%
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME SERIES I
            2011     11/11/11    0.00%    0.00%     10.62     10.62        3,680         39,092        1.08%       1.08%     0.00%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2011                 0.20%    0.40%     10.60     17.43      124,994      1,327,443        1.23%       1.44%     2.46%
            2010                 0.20%    0.70%     17.22     17.86       54,836        584,043        7.63%       7.95%     2.19%
            2009                 0.40%    0.70%     15.95     16.59      138,920      2,215,861       25.01%      25.38%     2.71%
            2008                 0.40%    0.70%     12.72     13.27      235,308      2,993,388      -16.43%     -16.17%     2.56%
            2007                 0.40%    0.70%     15.17     15.88      282,284      4,283,858        9.76%      10.09%     2.34%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 0.10%    0.70%     16.37     17.24      192,377      3,274,014        0.65%       1.25%     2.19%
            2010                 0.10%    0.70%     16.27     17.03      192,661      3,242,644        7.37%       8.01%     2.70%
            2009                 0.10%    0.70%     15.15     15.76      235,933      3,689,775       24.71%      25.46%     2.61%
            2008                 0.10%    0.70%     12.15     12.57      266,146      3,325,259      -16.65%     -16.14%     2.39%
            2007                 0.10%    0.70%     14.58     15.02      275,777      4,115,067        9.52%      10.18%     2.31%
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
            2011                 0.20%    0.40%     10.04     11.61      265,728      3,083,712       -1.81%      -1.62%     0.00%
            2010                 0.20%    0.70%     10.22     13.20      444,205      5,207,081       24.98%      25.35%     0.07%
            2009                 0.40%    0.70%      8.15     10.56      398,187      3,248,288       43.83%      44.25%     0.00%
            2008                 0.40%    0.70%      5.65      7.34      451,362      2,552,567      -44.11%     -43.95%     0.25%
            2007                 0.40%    0.70%     10.09     13.14      478,646      4,829,058       21.19%      21.55%     0.24%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 0.10%    0.40%     18.32     20.37      146,809      2,745,187       -2.04%      -1.75%     0.00%
            2010                 0.10%    0.40%     18.70     20.79      152,690      2,914,963       25.02%      25.39%     0.00%
            2009                 0.10%    0.40%     14.96     16.63      152,027      2,323,524       43.87%      44.30%     0.00%
            2008                 0.10%    0.40%     10.39     11.56      318,900      3,473,960      -44.08%     -43.91%     0.05%
            2007                 0.10%    0.40%     18.53     20.67      387,796      7,556,227       21.26%      21.62%     0.07%
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
            2011                 0.20%    0.20%     11.24     11.24    5,458,757     61,374,988        6.53%       6.53%     3.84%
            2010                 0.20%    0.40%     19.93     19.93    5,435,348     57,780,210        7.54%       7.54%     5.36%
            2009                 0.40%    0.40%     18.53     18.53      142,679      2,643,866       12.77%      12.77%     4.32%
            2008                 0.40%    0.40%     16.43     16.43      184,466      3,031,231        5.60%       5.60%     4.58%
            2007                 0.40%    0.40%     15.56     15.56      157,539      2,451,491        6.61%       6.61%     4.99%
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
            2011                 0.00%    0.70%     15.24     17.91      530,640      8,377,751        5.65%       6.39%     3.22%
            2010                 0.00%    0.70%     14.32     16.90      618,372      9,276,558        6.98%       7.73%     3.50%
            2009                 0.00%    0.70%     13.29     15.75      505,466      7,120,632       12.19%      12.98%     4.38%
            2008                 0.00%    0.70%     11.77     14.00      392,569      4,939,318        4.97%       5.71%     3.76%
            2007                 0.00%    0.70%     11.13     13.29      423,011      5,126,767        6.05%       6.80%     4.77%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2011                 0.20%    0.20%     10.64     10.64        4,286         45,619       -8.84%      -8.84%     0.00%
            2010     3/29/10     0.20%    0.20%     11.68     11.68        6,322         73,824       16.77%      16.77%     0.00%
            2009                 0.40%    0.40%      5.28      5.28       34,504        182,012       56.27%      56.27%     0.00%
            2008                 0.40%    0.40%      3.38      3.38       34,429        116,219      -44.20%     -44.20%     0.08%
            2007                 0.40%    0.40%      6.05      6.05       40,911        247,466       21.21%      21.21%     0.58%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.20%    0.40%    $ 8.32    $ 9.44       28,450    $    267,816     -14.08%     -13.91%     0.41%
            2010                 0.20%    0.70%      9.69     10.77      130,208       1,423,786      15.03%      15.37%     0.64%
            2009                 0.40%    0.70%      8.40      9.37       89,072         757,198      36.74%      37.15%     1.38%
            2008                 0.40%    0.70%      6.12      6.85      154,720         954,500     -45.05%     -44.88%     1.19%
            2007                 0.40%    0.70%     11.11     12.47      175,920       1,968,025       8.86%       9.19%     0.76%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 0.40%    0.40%     10.12     11.69       31,145         315,243     -14.33%     -14.33%     0.45%
            2010                 0.40%    0.40%     11.81     13.64       36,628         432,807      15.00%      15.06%     0.49%
            2009                 0.40%    0.40%     10.27     11.86       36,078         370,556      36.86%      36.86%     1.15%
            2008                 0.40%    0.40%      7.50      8.67       36,071         274,874     -45.03%     -45.03%     1.03%
            2007                 0.40%    0.40%     13.65     15.77       25,432         354,079       8.93%       8.93%     0.48%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                 0.00%    0.40%     13.02     15.03      148,369       1,939,564       3.88%       4.29%     0.00%
            2010                 0.00%    0.40%     12.49     14.47      110,607       1,407,916      26.19%      26.70%     0.00%
            2009                 0.00%    0.40%      9.86     11.47      102,266       1,029,670      38.12%      38.67%     0.00%
            2008                 0.00%    0.40%      7.11      8.30       51,900         384,422     -39.23%     -38.98%     0.00%
            2007     6/7/07      0.00%    0.40%     11.65     13.66       31,858         395,899      -3.04%      -2.82%     0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.00%    0.70%     12.20     23.42    1,038,943      15,883,551       3.30%       4.02%     0.00%
            2010                 0.00%    0.70%     13.01     22.61    1,300,821      19,044,407      25.50%      26.38%     0.00%
            2009                 0.00%    0.70%     10.29     17.96    1,081,470      14,198,526      37.36%      38.33%     0.00%
            2008                 0.00%    0.70%      7.44     13.04    1,008,159      10,154,589     -39.56%     -39.14%     0.00%
            2007                 0.00%    0.70%     12.23     21.50    1,019,574      17,034,898       2.70%       3.42%     0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2011                 0.00%    0.00%     11.46     11.46      314,882       3,608,115      12.14%      12.14%     2.91%
            2010     8/12/10     0.00%    0.00%     10.22     10.22       89,856         918,152       0.48%       0.48%     1.13%
LVIP CAPITAL GROWTH STANDARD CLASS
            2011                 0.00%    0.20%      9.23      9.23       12,088         111,523      -9.01%      -9.01%     0.00%
            2010                 0.00%    0.00%     10.15     10.15        4,573          46,397      18.95%      18.95%     0.04%
            2009                 0.00%    0.20%      8.53      8.53        3,754          31,978      34.87%      34.87%     0.49%
            2008                 0.00%    0.00%      6.32      6.32        1,205           7,623     -41.59%     -41.59%     0.33%
            2007     10/25/07    0.00%    0.00%     10.83     10.83           34             369      -0.02%      -0.02%     0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 0.00%    0.40%      7.03      7.16      507,676       3,605,574      -9.04%      -8.67%     0.00%
            2010                 0.00%    0.40%      7.73      7.84      563,229       4,391,323      17.51%      17.98%     0.00%
            2009                 0.00%    0.40%      6.57      6.64      268,335       1,779,678      37.27%      37.83%     0.00%
            2008                 0.00%    0.40%      4.82      4.82       43,100         207,746     -42.03%     -42.03%     1.58%
            2007     8/17/07     0.00%    0.00%      8.32      8.32       35,896         298,506      -3.52%      -3.52%     0.53%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                 0.00%    0.20%      9.46      9.55       22,903         218,640      -1.97%      -1.77%     0.00%
            2010                 0.00%    0.20%      9.65      9.72        4,639          45,068      24.51%      24.77%     0.10%
            2009                 0.00%    0.20%      7.79      7.79        3,912          30,470      24.65%      24.65%     1.23%
            2008     1/31/08     0.00%    0.00%      6.25      6.25           90             562     -29.06%     -29.06%     0.87%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.00%    0.70%     11.32     21.76    7,543,495     115,860,738       6.89%       7.64%     3.33%
            2010                 0.00%    0.70%     13.88     20.30    7,514,103     107,305,405       7.73%       8.49%     3.31%
            2009                 0.00%    0.70%     12.79     18.79    7,872,581     111,857,744      18.07%      18.90%     4.75%
            2008                 0.00%    0.70%     10.76     15.86    6,679,912      80,674,315      -3.60%      -2.93%     4.81%
            2007                 0.00%    0.70%     11.08     16.41    6,447,479      81,851,240       4.71%       5.44%     5.21%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2011                 0.00%    0.00%     10.13     10.13       42,641         432,083      -0.24%      -0.24%     2.89%
            2010     10/19/10    0.00%    0.00%     10.16     10.16        3,507          35,625       0.67%       0.67%     0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 0.00%    0.40%     10.62     15.11       71,344         874,026      -2.42%      -2.03%     2.28%
            2010                 0.00%    0.40%     12.39     15.44       63,750         844,396      12.03%      12.48%     2.94%
            2009                 0.00%    0.40%     11.02     14.05       80,080       1,052,735      31.47%      31.99%     0.81%
            2008                 0.00%    0.40%      8.35     10.69      400,241       3,892,314     -33.49%     -33.22%     7.83%
            2007                 0.00%    0.40%     12.50     16.07      245,243       3,450,871       5.95%       6.37%     2.11%


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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.00%    0.70%    $11.06    $11.65       29,871    $   339,105        0.49%       1.20%     1.17%
            2010                 0.00%    0.70%     10.93     11.53       29,364        332,301       12.15%      12.94%     0.94%
            2009                 0.00%    0.70%      9.67     10.23       32,276        323,851       23.81%      24.68%     1.31%
            2008                 0.00%    0.70%      7.76      8.22       23,887        191,925      -36.22%     -35.77%     0.48%
            2007                 0.00%    0.70%     12.08     12.83       64,719        823,558        5.38%       6.12%     3.12%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.00%    0.40%     10.55     15.21       98,612      1,172,978        0.24%       0.64%     0.68%
            2010                 0.00%    0.40%     11.36     15.13      130,907      1,592,798       11.12%      11.57%     0.64%
            2009                 0.00%    0.40%     10.18     13.61       85,924        990,996       29.48%      30.00%     0.70%
            2008                 0.00%    0.40%      7.83     10.51       80,080        727,631      -34.67%     -34.41%     0.98%
            2007                 0.00%    0.40%     11.94     16.09       65,354        912,111        2.56%       2.97%     0.92%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.00%    0.40%      9.29      9.47      613,847      5,792,692       -5.58%      -5.20%     0.34%
            2010                 0.00%    0.40%      9.84      9.98      381,164      3,802,878       30.11%      30.64%     0.69%
            2009                 0.00%    0.40%      7.56      7.64      432,012      3,293,521       29.92%      30.44%     1.05%
            2008                 0.00%    0.40%      5.82      5.86      351,771      2,057,399      -36.89%     -36.63%     1.08%
            2007       8/2/07    0.00%    0.40%      9.22      9.25      276,829      2,556,869       -5.57%      -2.84%     2.18%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
            2011      6/13/11    0.00%    0.00%      7.97      7.97        1,363         10,871      -14.73%     -14.73%     0.25%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
            2011      6/13/11    0.00%    0.00%      9.24      9.24        1,341         12,394       -0.96%      -0.96%     0.15%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011      8/19/11    0.00%    0.00%     10.53     10.53       28,178        296,598        0.91%       0.91%     0.20%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 0.00%    0.00%     11.96     11.96      200,781      2,401,226        1.09%       1.09%     6.52%
            2010                 0.00%    0.00%     11.83     11.83       27,508        325,438        9.68%       9.68%     4.41%
            2009     12/29/09    0.00%    0.00%     10.79     10.79          107          1,157        0.05%       0.05%     0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.00%    0.70%      8.30     13.76      625,215      6,785,216       -6.34%      -5.69%     0.23%
            2010                 0.00%    0.70%      8.84     14.64      541,908      6,304,466       10.57%      11.35%     0.84%
            2009                 0.00%    0.70%      7.97     13.20      410,731      4,105,974       37.56%      38.53%     0.83%
            2008                 0.00%    0.70%      5.77      9.57      414,262      2,985,496      -41.23%     -40.82%     0.73%
            2007                 0.00%    0.70%      9.80     16.24      206,514      2,222,568       19.58%      20.30%     0.34%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2011                 0.00%    0.00%     11.23     11.23      368,129      4,135,621        2.78%       2.78%     6.35%
            2010      8/12/10    0.00%    0.00%     10.93     10.93       72,190        789,085        6.75%       6.75%     5.71%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                 0.00%    0.40%      7.83      7.97      236,530      1,881,651      -10.23%      -9.87%     2.99%
            2010                 0.00%    0.40%      8.72      8.85      145,670      1,285,693       12.66%      13.11%     0.88%
            2009                 0.00%    0.40%      7.74      7.82       95,077        743,139       35.31%      35.85%     0.79%
            2008                 0.00%    0.40%      5.72      5.76      217,818      1,253,915      -49.15%     -48.94%     1.35%
            2007      6/19/07    0.00%    0.40%     11.25     11.28       21,202        239,004        1.14%      11.56%     1.80%
LVIP MFS VALUE STANDARD CLASS
            2011                 0.00%    0.40%      8.80      8.97    1,909,140     17,086,218       -0.50%      -0.10%     1.47%
            2010                 0.00%    0.40%      8.85      8.98    1,692,798     15,173,795       11.14%      11.59%     1.37%
            2009                 0.00%    0.40%      7.96      8.04    1,283,710     10,312,649       20.48%      20.96%     1.76%
            2008                 0.00%    0.40%      6.63      6.65      528,684      3,512,447      -32.42%     -32.29%     1.24%
            2007      9/27/07    0.00%    0.20%      9.81      9.82       78,741        772,278       -1.76%      -1.47%     1.31%
LVIP MID-CAP VALUE STANDARD CLASS
            2011                 0.00%    0.40%      8.29      8.29      163,994      1,359,114       -9.32%      -9.32%     0.00%
            2010                 0.00%    0.00%      9.14      9.14      120,244      1,099,305       23.90%      23.90%     0.28%
            2009                 0.00%    0.00%      7.38      7.38       66,983        494,250       42.44%      42.44%     0.55%
            2008                 0.00%    0.00%      5.18      5.18       33,748        174,820      -40.71%     -40.71%     0.52%
            2007      8/17/07    0.00%    0.00%      8.74      8.74       13,351        116,643       -4.67%      -4.67%     0.76%


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
                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.00%    0.40%    $11.29    $18.78     1,402,113   $ 17,841,237      -4.60%      -4.21%     3.06%
            2010                 0.00%    0.40%     11.78     19.69     1,376,467     19,327,651       2.05%       2.46%     3.62%
            2009                 0.00%    0.70%     11.50     19.29     1,158,013     16,491,307      20.75%      21.23%     3.21%
            2008                 0.00%    0.40%      9.49     15.98     1,037,123     13,181,992     -36.91%     -36.65%     4.80%
            2007                 0.00%    0.70%     14.97     25.32     1,147,038     24,804,711      10.71%      11.49%     2.07%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.00%    0.70%      9.95     12.67     8,803,133    100,494,784      -0.67%       0.03%     0.03%
            2010                 0.00%    0.70%     11.14     12.71    12,872,009    147,384,100      -0.65%       0.05%     0.05%
            2009                 0.00%    0.70%     11.21     12.76    15,961,514    189,513,672      -0.40%       0.30%     0.31%
            2008                 0.00%    0.70%     11.26     12.77    22,961,520    275,790,376       1.63%       2.34%     2.28%
            2007                 0.00%    0.70%     11.08     12.53    15,907,888    190,636,871       4.23%       4.97%     4.84%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 0.00%    0.40%     11.07     11.28       268,093      3,014,903       0.85%       1.25%     0.76%
            2010                 0.00%    0.40%     10.98     11.14       263,261      2,924,591      11.02%      11.47%     1.22%
            2009                 0.00%    0.40%      9.99      9.99       142,855      1,427,502      24.40%      24.40%     1.41%
            2008                 0.00%    0.00%      8.03      8.03         9,687         77,815     -23.91%     -23.91%     1.86%
            2007      5/23/07    0.00%    0.40%     10.53     10.56        72,376        762,291      -0.39%       5.39%     0.65%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 0.00%    0.40%     10.53     10.73       571,650      6,128,802      -0.21%       0.19%     0.77%
            2010                 0.00%    0.40%     10.55     10.70       493,119      5,268,353      11.58%      12.03%     1.07%
            2009                 0.00%    0.40%      9.46      9.56        97,329        929,759      25.15%      25.66%     2.02%
            2008                 0.00%    0.40%      7.56      7.60        68,432        520,313     -27.18%     -26.89%     1.36%
            2007      5/23/07    0.00%    0.40%     10.38     10.40       306,514      3,180,865      -0.81%       3.78%     0.62%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 0.00%    0.40%     10.22     10.42       207,837      2,152,571      -0.96%      -0.56%     0.60%
            2010                 0.00%    0.40%     10.32     10.47       260,783      2,719,039      12.10%      12.55%     0.87%
            2009                 0.00%    0.40%      9.21      9.31        60,122        559,559      27.44%      27.95%     1.87%
            2008                 0.00%    0.40%      7.27      7.27        43,646        317,469     -30.78%     -30.78%     1.23%
            2007      11/2/07    0.00%    0.00%     10.51     10.51        13,224        138,967      -1.64%      -1.64%     0.40%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 0.00%    0.40%      9.59      9.77       101,770        993,117      -1.85%      -1.46%     0.67%
            2010                 0.00%    0.40%      9.77      9.91        76,762        759,916      13.21%      13.66%     0.80%
            2009                 0.00%    0.40%      8.63      8.72        47,773        415,885      30.43%      30.95%     1.59%
            2008                 0.00%    0.40%      6.62      6.62        13,197         87,758     -35.80%     -35.80%     0.57%
            2007     10/26/07    0.40%    0.40%     10.31     10.31            82            849      -3.25%      -3.25%     0.55%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2011       8/1/11    0.00%    0.00%      8.95      8.95            74            666      -6.01%      -6.01%     0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.00%    0.40%     13.89     14.37       279,062      3,882,690       3.27%       3.68%     2.13%
            2010                 0.00%    0.40%     13.40     13.89       226,461      3,042,688      10.06%      10.50%     4.21%
            2009                 0.00%    0.40%     12.12     12.48       131,895      1,612,792      24.35%      24.85%     4.49%
            2008                 0.00%    0.40%      9.71     10.03       112,114      1,106,964     -18.77%     -18.44%     2.32%
            2007                 0.00%    0.40%     11.91     12.35        54,692        664,968       7.34%       7.77%     2.09%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.00%    0.40%     12.46     13.28       620,082      7,755,620      -0.40%       0.00%     2.33%
            2010                 0.00%    0.40%     12.46     13.30       250,369      3,154,636      12.27%      12.72%     2.57%
            2009                 0.00%    0.40%     11.06     11.72       292,166      3,286,306      28.51%      29.03%     5.03%
            2008                 0.00%    0.40%      8.57      9.12       176,128      1,527,078     -33.69%     -33.42%     1.26%
            2007                 0.00%    0.40%     12.87     13.75       106,442      1,388,556       9.37%       9.81%     2.68%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.00%    0.40%     13.28     13.97       608,828      8,207,829       0.76%       1.17%     1.91%
            2010                 0.00%    0.40%     13.13     13.84       453,705      6,093,352      11.51%      11.96%     3.61%
            2009                 0.00%    0.40%     11.73     12.27       394,598      4,720,824      27.53%      28.04%     5.17%
            2008                 0.00%    0.40%      9.16      9.62       246,006      2,261,206     -26.91%     -26.62%     2.13%
            2007                 0.00%    0.40%     12.48     13.16       187,992      2,355,298       8.83%       9.27%     2.26%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 0.00%    0.40%    $12.12    $12.30    1,214,218    $14,887,570        6.97%       7.40%     3.34%
            2010                 0.00%    0.40%     11.33     11.45    1,050,023     11,995,189        5.54%       5.97%     1.96%
            2009                 0.00%    0.40%     10.74     10.81      646,204      6,980,137        4.11%       4.53%     2.14%
            2008      10/3/08    0.00%    0.40%     10.31     10.34       84,375        870,474        4.35%       6.50%     0.58%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2011     12/22/11    0.00%    0.00%     10.92     10.92          975         10,644        0.34%       0.34%     0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.00%    0.00%     10.89     10.89          194          2,108        2.80%       2.80%     0.60%
            2010     11/10/10    0.00%    0.00%     10.59     10.59          102          1,082       -0.30%      -0.30%     0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2011                 0.00%    0.20%      7.63      7.68       13,063        100,202      -12.31%     -12.13%     2.65%
            2010                 0.00%    0.20%      8.70      8.75       14,998        130,952        7.04%       7.26%     1.37%
            2009      3/31/09    0.00%    0.20%      8.13      8.15       11,009         89,682       18.96%      72.40%     3.77%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 0.00%    0.40%     12.66     12.84       83,440      1,070,479      -15.28%     -14.94%     2.31%
            2010                 0.00%    0.40%     14.94     15.09      108,247      1,631,897       27.26%      27.78%     1.39%
            2009      1/14/09    0.00%    0.40%     11.74     11.81       59,332        700,587       13.75%     137.78%     1.90%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 0.00%    0.40%     11.34     12.32      152,697      1,770,040       -0.18%       0.22%     1.43%
            2010                 0.00%    0.40%     11.31     12.32      134,497      1,561,287        8.30%       8.74%     1.26%
            2009                 0.00%    0.40%     10.40     11.25       84,033        905,647       30.27%      30.80%     7.38%
            2008                 0.00%    0.40%      7.95      8.63       49,815        413,705      -40.70%     -40.46%     0.66%
            2007                 0.00%    0.40%     14.56     14.56       30,528        424,969       10.57%      10.57%     1.26%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 0.00%    0.40%      7.04      7.14      183,466      1,308,921      -12.73%     -12.38%     1.38%
            2010                 0.00%    0.40%      8.07      8.15      148,180      1,206,061        6.62%       7.05%     1.86%
            2009      2/13/09    0.00%    0.40%      7.56      7.61       51,033        387,992        2.67%      46.29%     2.56%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
            2011                 0.00%    0.20%     10.53     10.61       12,470        132,255        2.11%       2.32%     1.91%
            2010                 0.00%    0.20%     10.31     10.37        8,034         83,248       18.95%      19.19%     0.81%
            2009       3/3/09    0.00%    0.20%      8.67      8.70       11,467         99,461       62.70%      85.22%     1.93%
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
            2011       9/8/11    0.00%    0.00%     10.95     10.95          805          8,820        1.89%       1.89%     0.44%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.00%    0.00%     10.91     10.91        1,400         15,281        0.29%       0.29%     0.60%
            2010     11/10/10    0.00%    0.00%     10.88     10.88           99          1,079       -0.54%      -0.54%     0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2011                 0.00%    0.00%     10.90     10.90        2,120         23,101       -2.55%      -2.55%     0.13%
            2010     11/12/10    0.00%    0.00%     11.18     11.18          166          1,858        2.39%       2.39%     0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011                 0.00%    0.00%     11.05     11.05          203          2,242       -1.75%      -1.75%     0.26%
            2010     11/10/10    0.00%    0.00%     11.25     11.25           49            551        1.57%       1.57%     0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.00%    0.40%     10.83     11.06    3,032,942     32,947,959        1.44%       1.85%     0.91%
            2010                 0.00%    0.40%     10.63     10.88    3,087,806     32,994,563       14.27%      14.73%     1.20%
            2009                 0.00%    0.70%      9.27      9.41    2,022,870     18,831,540       25.61%      26.11%     1.87%
            2008                 0.00%    0.40%      7.35      7.49      733,090      5,433,508      -37.45%     -37.20%     4.26%
            2007      4/27/07    0.00%    0.40%     11.70     11.98      322,792      3,804,320       -0.83%      -0.57%     2.02%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.00%    0.40%      9.10      9.27    1,258,947     11,595,391       -4.94%      -4.56%     0.36%
            2010                 0.00%    0.40%      9.57      9.71    1,185,036     11,448,921       25.68%      26.19%     0.60%
            2009                 0.00%    0.70%      7.62      7.70      741,023      5,691,643       25.52%      26.02%     0.93%
            2008                 0.00%    0.40%      6.07      6.11      333,461      2,032,599      -34.24%     -33.97%     1.36%
            2007      5/21/07    0.00%    0.40%      9.23      9.25       39,569        365,678       -7.74%      -7.71%     0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
            2011                 0.00%    0.40%    $12.61    $12.80     124,611     $1,591,006        -2.60%      -2.21%     1.41%
            2010                 0.00%    0.40%     12.95     13.08     118,603      1,548,436        27.24%      27.75%     1.92%
            2009                 0.00%    0.40%     10.18     10.18      93,481        955,052        51.05%      51.05%     2.37%
            2008     10/16/08    0.40%    0.40%      6.74      6.74      26,258        176,877        -5.38%      -5.38%     1.00%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                 0.00%    0.40%      9.41      9.59     239,792      2,296,820        -2.05%      -1.65%     0.00%
            2010                 0.00%    0.40%      9.61      9.75     131,623      1,282,056        16.27%      16.73%     0.00%
            2009                 0.00%    0.40%      8.26      8.35     118,507        989,304        42.47%      43.08%     0.00%
            2008                 0.00%    0.40%      5.84      5.84      60,893        355,403       -41.84%     -41.84%     0.32%
            2007      8/24/07    0.00%    0.00%     10.04     10.04      16,491        165,510         2.29%       2.29%     0.27%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 0.00%    0.40%     11.44     17.23     302,900      4,326,850        -4.25%      -3.87%     0.00%
            2010                 0.00%    0.40%     14.06     17.99     162,731      2,530,355        27.86%      28.37%     0.00%
            2009                 0.00%    0.70%     10.95     14.07      99,377      1,273,908        45.76%      46.34%     0.13%
            2008                 0.00%    0.40%      7.48      9.65      55,746        488,631       -43.01%     -42.78%     0.00%
            2007                 0.00%    0.40%     13.08     16.94      54,418        853,295        13.13%      13.59%     0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.00%    0.40%      8.01      8.15     168,454      1,353,311        -3.48%      -3.09%     2.10%
            2010                 0.00%    0.40%      8.29      8.42     177,729      1,477,192         6.14%       6.57%     1.95%
            2009                 0.00%    0.40%      7.90      7.90     305,466      2,388,562        28.11%      28.11%     5.17%
            2008                 0.00%    0.00%      6.16      6.16      27,616        170,226       -37.76%     -37.76%     2.28%
            2007      5/21/07    0.00%    0.00%      9.90      9.90      14,660        145,195        -2.02%      -2.02%     4.07%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                 0.00%    0.40%      9.62      9.80     281,764      2,760,279        -7.96%      -7.59%     0.00%
            2010                 0.00%    0.40%     10.45     10.60     298,296      3,162,576        26.74%      27.25%     0.00%
            2009                 0.00%    0.40%      8.25      8.33     186,109      1,550,716        47.83%      48.42%     0.00%
            2008                 0.00%    0.40%      5.58      5.61     110,648        621,207       -49.50%     -49.30%     0.00%
            2007      8/16/07    0.00%    0.40%     11.05     11.07      12,433        137,681        13.10%      15.85%     0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
            2011     10/11/11    0.00%    0.00%      9.21      9.21         306          2,819         6.53%       6.53%     0.62%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.00%    0.40%     10.36     13.27     181,861      1,919,979        -2.96%      -2.57%     0.52%
            2010                 0.00%    0.40%     10.64     13.67     308,830      3,462,414        17.46%      17.93%     1.20%
            2009                 0.00%    0.40%      9.02     11.64     191,072      2,040,807        22.81%      23.30%     1.01%
            2008                 0.00%    0.40%      7.32      9.48     301,185      2,610,961       -38.57%     -38.32%     1.57%
            2007                 0.00%    0.40%     11.86     15.43     333,053      4,747,640         3.94%       4.35%     1.33%
M BUSINESS OPPORTUNITY VALUE
            2011                 0.00%    0.00%     10.66     10.66      13,775        146,821        -4.11%      -4.11%     0.39%
            2010                 0.00%    0.00%     11.12     11.12      13,146        146,126         9.27%       9.27%     0.84%
            2009                 0.00%    0.40%     10.17     14.09      50,638        651,643        24.08%      24.58%     0.80%
            2008                 0.00%    0.40%      8.17      8.17      36,012        357,205       -34.48%     -34.48%     0.03%
            2007                 0.00%    0.00%     12.46     12.46      13,482        168,028         5.44%       5.44%     0.97%
M CAPITAL APPRECIATION
            2011                 0.00%    0.40%     13.58     18.21      70,125      1,143,902        -7.59%      -7.22%     0.00%
            2010                 0.00%    0.40%     14.64     19.71      57,052      1,012,559        26.50%      27.00%     0.21%
            2009                 0.00%    0.40%     11.53     15.58      66,514        943,979        48.01%      48.61%     0.05%
            2008                 0.00%    0.40%      7.76     10.52      63,301        588,229       -42.26%     -42.03%     0.00%
            2007                 0.00%    0.40%     13.38     18.23      58,167        958,047        11.47%      11.92%     0.00%
M INTERNATIONAL EQUITY
            2011                 0.00%    0.40%      9.90     14.34      80,775      1,089,341       -13.91%     -13.56%     3.34%
            2010                 0.00%    0.40%     11.45     16.66     115,843      1,844,639         4.19%       4.61%     3.39%
            2009                 0.00%    0.40%     10.95     15.99     134,613      2,042,224        24.78%      25.28%     2.89%
            2008                 0.00%    0.40%      8.74     12.82     102,433      1,209,719       -40.08%     -39.84%     3.41%
            2007                 0.00%    0.40%     14.53     21.39      91,778      1,830,843         7.58%       8.01%     2.69%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
M LARGE CAP GROWTH
            2011                 0.00%    0.00%    $11.97    $11.97       21,557    $   258,089       -0.80%      -0.80%     0.00%
            2010                 0.00%    0.00%     12.07     12.07       15,616        188,468       23.06%      23.06%     0.38%
            2009                 0.00%    0.00%      9.81      9.81       39,200        384,434       37.40%      37.40%     0.64%
            2008                 0.00%    0.00%      7.14      7.14       38,105        271,967      -48.97%     -48.97%     0.02%
            2007     2/28/07     0.00%    0.00%     13.99     13.99       30,105        421,080       21.65%      21.65%     0.49%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 0.10%    0.40%     10.34     14.28      162,390      2,083,536       -1.41%      -1.12%     0.95%
            2010                 0.10%    0.70%     10.49     14.45       47,632        530,852       16.39%      17.10%     0.98%
            2009                 0.10%    0.70%      8.98     12.37       41,516        411,905       31.51%      32.30%     0.84%
            2008                 0.10%    0.70%      6.81      9.38       16,782        120,630      -39.58%     -39.22%     0.82%
            2007                 0.10%    0.70%     11.24     15.47       17,467        208,782       10.37%      11.04%     0.37%
MFS VIT GROWTH INITIAL CLASS
            2011                 0.00%    0.40%     10.01     16.69      955,794     10,059,550       -0.72%      -0.32%     0.22%
            2010                 0.00%    0.40%     10.04     16.81      417,170      4,361,982       14.88%      15.34%     0.11%
            2009                 0.00%    0.40%      9.69     14.63      265,553      2,444,473       37.13%      37.54%     0.37%
            2008                 0.10%    0.40%      7.06     10.67       40,032        358,411      -37.67%     -37.48%     0.16%
            2007                 0.10%    0.40%     11.33     17.12       16,082        221,729       20.69%      21.04%     0.00%
MFS VIT RESEARCH INITIAL CLASS
            2011                 0.20%    0.40%     10.88     11.64        6,896         75,334       -0.86%      -0.65%     0.88%
            2010                 0.20%    0.40%     11.75     11.75        6,435         71,158       15.43%      15.43%     0.99%
            2009                 0.40%    0.70%     10.17     10.37        9,187         93,607       29.63%      30.03%     1.59%
            2008                 0.40%    0.70%      7.83      8.00       16,999        133,152      -36.53%     -36.34%     0.51%
            2007                 0.40%    0.70%     12.29     12.61       16,400        201,825       12.41%      12.75%     0.62%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 0.00%    0.70%     10.75     16.80      582,641      7,709,433        1.06%       1.77%     2.66%
            2010                 0.00%    0.70%     11.81     16.57      592,292      7,846,194        9.16%       9.93%     2.48%
            2009                 0.00%    0.70%     10.74     15.14      907,965     11,349,852       17.20%      18.03%     3.89%
            2008                 0.00%    0.70%      9.10     12.88    1,224,390     13,305,460      -22.68%     -22.13%     3.32%
            2007                 0.00%    0.70%     11.69     16.60      914,149     12,755,354        3.49%       4.21%     2.42%
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.00%    0.70%     12.14     28.29      458,426      9,986,245        6.04%       6.78%     3.37%
            2010                 0.00%    0.70%     15.76     26.52      398,914      8,493,122       13.01%      13.81%     2.74%
            2009                 0.00%    0.70%     13.85     23.32      310,629      5,977,097       32.29%      33.22%     5.03%
            2008                 0.00%    0.70%     10.39     17.53      346,128      5,078,131      -38.10%     -37.67%     1.49%
            2007                 0.00%    0.70%     16.68     28.15      349,244      8,468,470       27.00%      27.90%     0.96%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.00%    0.70%     12.00     19.10      594,256      9,055,801       -0.23%       0.47%     0.00%
            2010                 0.00%    0.70%     14.21     19.09      594,949      9,189,771       28.20%      29.10%     0.00%
            2009                 0.00%    0.70%     11.01     14.85      824,888     10,108,247       30.68%      31.60%     0.00%
            2008                 0.00%    0.70%      8.36     11.33      882,669      8,202,421      -43.76%     -43.37%     0.00%
            2007                 0.00%    0.70%     14.77     20.08      877,160     14,448,694       21.67%      22.53%     0.00%
NB AMT PARTNERS I CLASS
            2011                 0.20%    0.20%      9.43      9.43       27,735        261,505      -11.53%     -11.53%     0.00%
            2010                 0.20%    0.40%     14.79     14.79       15,770        216,394       15.20%      15.20%     0.36%
            2009                 0.40%    0.40%     12.84     12.84       45,459        583,668       55.45%      55.45%     2.58%
            2008                 0.40%    0.40%      8.26      8.26       42,782        353,348      -52.58%     -52.58%     0.53%
            2007                 0.40%    0.40%     17.42     17.42       46,531        810,505        8.90%       8.90%     0.66%
NB AMT REGENCY I CLASS
            2011                 0.00%    0.70%     10.91     17.04      254,417      3,854,118       -7.15%      -6.50%     0.62%
            2010                 0.00%    0.70%     11.66     18.30      344,282      5,504,949       25.30%      26.18%     0.75%
            2009                 0.00%    0.70%      9.24     14.56      425,517      5,028,323       45.54%      46.56%     1.96%
            2008                 0.00%    0.70%      6.31     11.05      390,142      3,234,220      -46.20%     -45.82%     1.27%
            2007                 0.00%    0.70%     11.64     20.48      382,268      5,869,804        2.58%       3.30%     0.45%
OPPENHEIMER MAIN STREET FUND/VA CLASS A
            2011                 0.20%    0.20%     10.96     10.96       16,019        175,588       -0.22%      -0.22%     0.74%
            2010                 0.20%    0.40%     11.07     11.07        4,495         49,666       15.64%      15.64%     1.50%
            2009                 0.40%    0.40%      9.57      9.57       14,136        135,347       27.77%      27.77%     1.86%
            2008                 0.40%    0.40%      7.49      7.49       14,088        105,575      -38.72%     -38.72%     1.59%
            2007                 0.40%    0.40%     12.23     12.23       14,434        176,501        4.01%       4.01%     0.91%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2011                 0.00%    0.40%    $14.38    $14.54     326,126      $4,738,335      -7.93%      -7.56%     15.23%
            2010                 0.00%    0.40%     15.73     15.73     143,958       2,262,537      24.52%      24.52%     17.01%
            2009     5/29/09     0.00%    0.00%     12.63     12.63      21,602         272,806      19.83%      19.83%      6.58%
PREMIER VIT OpCAP MANAGED CLASS I
            2009                 0.40%    0.40%     11.53     11.53      23,554         271,498      24.21%      24.21%      3.09%
            2008                 0.40%    0.40%      9.28      9.28      57,643         534,938     -30.04%     -30.04%      3.37%
            2007                 0.40%    0.40%     13.26     13.26      68,410         907,415       2.64%       2.64%      2.20%
T. ROWE PRICE EQUITY INCOME
            2011     11/7/11     0.00%    0.00%     10.62     10.62      87,901         933,261       0.70%       0.70%      0.56%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                                                        AGGREGATE
                                                                         AGGREGATE       PROCEEDS
                                                                          COST OF         FROM
SUBACCOUNT                                                               PURCHASES        SALES
--------------------------------------------------------------------   ------------   ------------
ABVPSF Global Thematic Growth Class A                                   $  456,970    $   552,422
ABVPSF Growth and Income Class A                                           506,180        712,492
ABVPSF International Value Class A                                         694,368      5,999,087
ABVPSF Large Cap Growth Class A                                             39,703         13,132
ABVPSF Small/Mid Cap Value Class A                                       9,655,969      5,668,683
American Century VP Income & Growth Class I                              2,026,107        837,729
American Century VP Inflation Protection Class II                        7,729,697      4,296,305
American Century VP International Class I                                  963,602        520,724
American Funds Bond Class 2                                                     73            440
American Funds Global Growth Class 2                                     1,865,129      2,486,101
American Funds Global Small Capitalization Class 2                       3,910,878      3,915,642
American Funds Growth Class 2                                            7,198,007     17,715,520
American Funds Growth-Income Class 2                                     1,834,878      4,394,448

                                                                                        AGGREGATE
                                                                         AGGREGATE       PROCEEDS
                                                                          COST OF         FROM
SUBACCOUNT                                                               PURCHASES        SALES
--------------------------------------------------------------------   ------------   ------------
American Funds High-Income Bond Class 2                                 $ 3,842,431   $ 2,981,392
American Funds International Class 2                                     29,743,685    15,666,389
American Funds U.S. Government/AAA-Rated Securities Class 2               6,701,994     5,182,394
BlackRock Global Allocation V.I. Class I                                  2,324,604       519,935
Delaware VIP Diversified Income Standard Class                           10,306,664     5,447,525
Delaware VIP Emerging Markets Standard Class                              6,675,080     5,066,149
Delaware VIP High Yield Standard Class                                    4,997,857     3,541,498
Delaware VIP International Value Equity Standard Class                           15           245
Delaware VIP Limited-Term Diversified Income Standard Class               4,644,155     1,248,725
Delaware VIP REIT Standard Class                                          6,573,079     7,365,470
Delaware VIP Small Cap Value Standard Class                               7,289,559     4,941,504
Delaware VIP Smid Cap Growth Standard Class                               5,064,986     1,316,631
Delaware VIP U.S. Growth Standard Class                                     521,169       236,277
Delaware VIP Value Standard Class                                         3,614,951     3,190,640
DWS VIP Alternative Asset Allocation Plus Class A                           457,663       836,807
DWS VIP Equity 500 Index Class A                                         38,386,608    47,002,972
DWS VIP Small Cap Index Class A                                          10,505,175    16,659,726
Fidelity VIP Asset Manager Service Class                                    733,541       300,900
Fidelity VIP Contrafund Service Class                                    13,511,664     7,628,782
Fidelity VIP Equity-Income Service Class                                  1,449,948     1,437,308
Fidelity VIP Growth Service Class                                         1,593,959     1,199,690
Fidelity VIP High Income Service Class                                          311           639
Fidelity VIP Mid Cap Service Class                                        6,293,683     4,801,561
Fidelity VIP Overseas Service Class                                       1,827,353     1,451,634
FTVIPT Franklin Income Securities Class 1                                 4,388,547       561,327
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     324,847       198,744
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                     342,428     2,138,646
FTVIPT Franklin U.S. Government Class 1                                   3,806,675     1,219,413
FTVIPT Mutual Shares Securities Class 1                                   3,870,228     2,417,446
FTVIPT Templeton Foreign Securities Class 2                                 100,482     1,733,582
FTVIPT Templeton Global Bond Securities Class 1                           3,467,512     3,432,220
FTVIPT Templeton Growth Securities Class 1                                  571,519       481,864
FTVIPT Templeton Growth Securities Class 2                                    5,998        52,084
Goldman Sachs VIT Mid Cap Value Service Class                                49,900           270
Invesco Van Kampen V.I. Growth and Income Series I                           38,891           209
Janus Aspen Series Balanced Institutional Class                           1,359,973       516,461
Janus Aspen Series Balanced Service Class                                   547,014       304,285
Janus Aspen Series Enterprise Institutional Class                           394,923     2,523,347
Janus Aspen Series Enterprise Service Class                                 445,840       574,261
Janus Aspen Series Flexible Bond Institutional Class                      7,463,795     2,073,011
Janus Aspen Series Flexible Bond Service Class                            3,781,387     4,513,317
Janus Aspen Series Global Technology Service Class                           32,580        53,919
Janus Aspen Series Worldwide Institutional Class                            226,947     1,318,404
Janus Aspen Series Worldwide Service Class                                   40,516        92,571
LVIP Baron Growth Opportunities Standard Class                            1,138,197       651,196
LVIP Baron Growth Opportunities Service Class                             5,187,180     9,361,215
LVIP BlackRock Inflation Protected Bond Standard Class                    2,361,506       181,096
LVIP Capital Growth Standard Class                                          168,572        34,953
LVIP Cohen & Steers Global Real Estate Standard Class                     1,579,719     2,013,070
LVIP Columbia Value Opportunities Standard Class                            335,982       162,768
LVIP Delaware Bond Standard Class                                        51,251,880    44,413,251
LVIP Delaware Diversified Floating Rate Standard Class                      484,515        75,268
LVIP Delaware Foundation Aggressive Allocation Standard Class               289,548       245,655
LVIP Delaware Growth and Income Standard Class                              214,996       163,370
LVIP Delaware Social Awareness Standard Class                               589,595     1,058,781
LVIP Delaware Special Opportunities Standard Class                        4,086,472     1,251,216
LVIP Dimensional Non-U.S. Equity Standard Class                              77,831        66,714
LVIP Dimensional U.S. Equity Standard Class                                  12,597            79

                                                                         AGGREGATE      AGGREGATE
                                                                          COST OF       PROCEEDS
SUBACCOUNT                                                               PURCHASES     FROM SALES
--------------------------------------------------------------------   ------------   ------------
LVIP Dimensional/Vanguard Total Bond Standard Class                    $    296,191   $        509
LVIP Global Income Standard Class                                         2,605,624        780,155
LVIP Janus Capital Appreciation Standard Class                            1,622,887        721,710
LVIP JPMorgan High Yield Standard Class                                   3,519,491        397,720
LVIP MFS International Growth Standard Class                                937,758        188,187
LVIP MFS Value Standard Class                                             4,615,291      2,276,720
LVIP Mid-Cap Value Standard Class                                           606,516        267,824
LVIP Mondrian International Value Standard Class                          3,811,739      3,798,789
LVIP Money Market Standard Class                                        135,090,103    180,757,093
LVIP Protected Profile 2010 Standard Class                                  494,533        410,820
LVIP Protected Profile 2020 Standard Class                                4,053,694      2,571,209
LVIP Protected Profile 2030 Standard Class                                1,448,606      2,019,113
LVIP Protected Profile 2040 Standard Class                                2,013,774      1,725,977
LVIP Protected Profile 2050 Standard Class                                    4,656          3,748
LVIP Protected Profile Conservative Standard Class                        1,501,788        702,115
LVIP Protected Profile Growth Standard Class                              5,998,350        895,580
LVIP Protected Profile Moderate Standard Class                            3,280,972      1,069,843
LVIP SSgA Bond Index Standard Class                                       3,390,004      1,028,228
LVIP SSgA Conservative Index Allocation Standard Class                       10,608             --
LVIP SSgA Conservative Structured Allocation Standard Class                   1,287            271
LVIP SSgA Developed International 150 Standard Class                        160,672        122,433
LVIP SSgA Emerging Markets 100 Standard Class                             1,177,934      1,230,326
LVIP SSgA Global Tactical Allocation Standard Class                         712,272        479,184
LVIP SSgA International Index Standard Class                                735,961        417,860
LVIP SSgA Large Cap 100 Standard Class                                      143,613         49,427
LVIP SSgA Moderate Index Allocation Standard Class                            8,755             68
LVIP SSgA Moderate Structured Allocation Standard Class                      14,397            372
LVIP SSgA Moderately Aggressive Index Allocation Standard Class              27,036          5,427
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          1,944            215
LVIP SSgA S&P 500 Index Standard Class                                   13,537,462     13,555,038
LVIP SSgA Small-Cap Index Standard Class                                  2,567,278      1,810,038
LVIP SSgA Small-Mid Cap 200 Standard Class                                  868,711        758,503
LVIP T. Rowe Price Growth Stock Standard Class                            1,330,774        265,714
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               2,489,826        457,279
LVIP Templeton Growth Standard Class                                        252,075        305,523
LVIP Turner Mid-Cap Growth Standard Class                                 1,354,417      1,533,552
LVIP Vanguard Domestic Equity ETF Standard Class                              2,685              4
LVIP Wells Fargo Intrinsic Value Standard Class                           1,078,960      2,676,807
M Business Opportunity Value                                                 28,371         19,019
M Capital Appreciation                                                      562,620        228,794
M International Equity                                                      315,624        908,843
M Large Cap Growth                                                          132,464         64,522
MFS VIT Core Equity Initial Class                                         1,648,965         77,606
MFS VIT Growth Initial Class                                              6,762,411        865,870
MFS VIT Research Initial Class                                               23,718         18,334
MFS VIT Total Return Initial Class                                        2,453,782      2,520,265
MFS VIT Utilities Initial Class                                           2,307,996      1,053,772
NB AMT Mid-Cap Growth I Class                                             2,401,528      2,558,691
NB AMT Partners I Class                                                     249,940        179,623
NB AMT Regency I Class                                                    1,226,448      2,578,025
Oppenheimer Main Street Fund/VA Class A                                     218,987         92,810
PIMCO VIT Commodity Real Return Administrative Class                      4,685,169      1,458,506
T. Rowe Price Equity Income                                                 915,622          1,206

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                      NET
                                                                         SHARES      ASSET    FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------            ----------   ------   ------------   --------------
ABVPSF Global Thematic Growth Class A                                      63,362   $14.87   $    942,188   $  1,110,118
ABVPSF Growth and Income Class A                                          438,462    18.05      7,914,248      7,999,714
ABVPSF International Value Class A                                         84,995    11.50        977,440      1,262,539
ABVPSF Large Cap Growth Class A                                             4,970    26.86        133,498        124,796
ABVPSF Small/Mid Cap Value Class A                                        946,507    15.46     14,633,005     14,515,950
American Century VP Income & Growth Class I                               918,875     6.14      5,641,894      5,504,701
American Century VP Inflation Protection Class II                       1,445,505    11.75     16,984,682     15,830,255
American Century VP International Class I                                 336,707     7.43      2,501,734      2,653,415
American Funds Bond Class 2                                                   223    10.87          2,424          2,479
American Funds Global Growth Class 2                                      452,723    19.29      8,733,020      8,728,141
American Funds Global Small Capitalization Class 2                        442,650    17.04      7,542,754      8,490,516
American Funds Growth Class 2                                             782,611    51.68     40,445,313     38,394,992
American Funds Growth-Income Class 2                                      240,117    33.07      7,940,675      8,209,045
American Funds High-Income Bond Class 2                                   727,785    10.42      7,583,521      7,870,386
American Funds International Class 2                                    3,180,639    15.16     48,218,486     55,606,866
American Funds U.S. Government/AAA-Rated Securities Class 2             1,396,930    12.89     18,006,433     17,498,948
BlackRock Global Allocation V.I. Class I                                  200,995    14.87      2,988,792      3,188,099
Delaware VIP Diversified Income Standard Class                          2,876,263    11.02     31,696,419     30,049,889
Delaware VIP Emerging Markets Standard Class                            1,196,067    17.51     20,943,135     22,604,308
Delaware VIP High Yield Standard Class                                  2,856,712     5.68     16,226,122     16,401,060
Delaware VIP International Value Equity Standard Class                        272     8.98          2,446          2,417
Delaware VIP Limited-Term Diversified Income Standard Class               794,114    10.09      8,012,611      8,011,887
Delaware VIP REIT Standard Class                                        1,269,430    10.47     13,290,935     12,399,628
Delaware VIP Small Cap Value Standard Class                               755,827    31.39     23,725,396     21,237,415
Delaware VIP Smid Cap Growth Standard Class                               266,167    23.19      6,172,420      6,133,400
Delaware VIP U.S. Growth Standard Class                                   105,305     8.75        921,420        793,517
Delaware VIP Value Standard Class                                         938,101    17.73     16,632,536     15,496,118
DWS VIP Alternative Asset Allocation Plus Class A                          19,194    13.24        254,134        256,894
DWS VIP Equity 500 Index Class A                                       10,562,229    13.20    139,421,416    128,913,592
DWS VIP Small Cap Index Class A                                         7,182,308    11.77     84,535,760     82,303,244
Fidelity VIP Asset Manager Service Class                                  236,301    13.71      3,239,693      3,211,176
Fidelity VIP Contrafund Service Class                                   1,671,789    22.95     38,367,547     38,773,199
Fidelity VIP Equity-Income Service Class                                  484,814    18.63      9,032,091      9,019,038
Fidelity VIP Growth Service Class                                         201,833    36.81      7,429,490      6,769,692
Fidelity VIP High Income Service Class                                        841     5.36          4,509          4,694
Fidelity VIP Mid Cap Service Class                                        771,239    28.93     22,311,942     21,956,561
Fidelity VIP Overseas Service Class                                       443,024    13.58      6,016,263      6,985,184
FTVIPT Franklin Income Securities Class 1                                 493,384    14.68      7,242,885      7,557,043
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    85,506    21.19      1,811,867      1,694,855
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                     9,261    20.49        189,757        184,930
FTVIPT Franklin U.S. Government Class 1                                   390,060    13.67      5,332,127      5,217,732
FTVIPT Mutual Shares Securities Class 1                                   632,307    15.57      9,845,023      9,950,478
FTVIPT Templeton Foreign Securities Class 2                                14,105    12.56        177,155        184,499
FTVIPT Templeton Global Bond Securities Class 1                           387,035    18.61      7,202,726      7,184,182
FTVIPT Templeton Growth Securities Class 1                                167,567    10.27      1,720,912      1,854,137
FTVIPT Templeton Growth Securities Class 2                                    678    10.11          6,850          6,728
Goldman Sachs VIT Mid Cap Value Service Class                               3,683    13.11         48,289         49,625
Invesco Van Kampen V.I. Growth and Income Series I                          2,200    17.77         39,092         38,679
Janus Aspen Series Balanced Institutional Class                            49,848    26.63      1,327,458      1,391,741
Janus Aspen Series Balanced Service Class                                 118,027    27.74      3,274,064      3,240,149
Janus Aspen Series Enterprise Institutional Class                          80,790    38.17      3,083,746      2,701,089
Janus Aspen Series Enterprise Service Class                                74,376    36.91      2,745,236      2,257,111
Janus Aspen Series Flexible Bond Institutional Class                    4,998,018    12.28     61,375,659     62,944,756
Janus Aspen Series Flexible Bond Service Class                            633,080    13.17      8,337,661      8,266,616
Janus Aspen Series Global Technology Service Class                          8,824     5.17         45,620         45,320
Janus Aspen Series Worldwide Institutional Class                           10,369    25.83        267,819        285,912
Janus Aspen Series Worldwide Service Class                                 12,363    25.50        315,250        340,247
LVIP Baron Growth Opportunities Standard Class                             60,883    31.86      1,939,565      1,698,307

                                                                                      NET
                                                                         SHARES      ASSET    FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------            ----------   ------   ------------   --------------
LVIP Baron Growth Opportunities Service Class                             502,651   $31.49   $ 15,827,460   $ 13,411,685
LVIP BlackRock Inflation Protected Bond Standard Class                    292,896    11.02      3,228,595      3,111,567
LVIP Capital Growth Standard Class                                          7,256    23.31        169,107        168,881
LVIP Cohen & Steers Global Real Estate Standard Class                     531,610     6.82      3,622,920      3,540,366
LVIP Columbia Value Opportunities Standard Class                           21,872    10.36        226,531        225,726
LVIP Delaware Bond Standard Class                                       8,336,222    13.92    116,006,863    111,918,155
LVIP Delaware Diversified Floating Rate Standard Class                     43,795     9.87        432,083        444,028
LVIP Delaware Foundation Aggressive Allocation Standard Class              72,232    11.86        856,306        870,320
LVIP Delaware Growth and Income Standard Class                             13,589    28.99        393,973        393,424
LVIP Delaware Social Awareness Standard Class                              37,967    30.53      1,159,051      1,122,987
LVIP Delaware Special Opportunities Standard Class                        171,615    33.75      5,791,825      6,135,915
LVIP Dimensional Non-U.S. Equity Standard Class                             1,367     7.95         10,871         12,576
LVIP Dimensional U.S. Equity Standard Class                                 1,343     9.23         12,394         12,515
LVIP Dimensional/Vanguard Total Bond Standard Class                        28,272    10.49        296,598        295,682
LVIP Global Income Standard Class                                         180,801    11.19      2,023,706      2,126,478
LVIP Janus Capital Appreciation Standard Class                            335,102    20.23      6,780,449      6,583,542
LVIP JPMorgan High Yield Standard Class                                   370,186    10.14      3,753,315      3,910,382
LVIP MFS International Growth Standard Class                              169,332    10.91      1,847,922      1,889,166
LVIP MFS Value Standard Class                                             766,412    22.45     17,202,128     15,827,782
LVIP Mid-Cap Value Standard Class                                         103,446    12.86      1,329,800      1,287,095
LVIP Mondrian International Value Standard Class                        1,248,146    14.31     17,860,965     19,741,303
LVIP Money Market Standard Class                                       10,103,565    10.00    101,035,653    101,035,670
LVIP Protected Profile 2010 Standard Class                                283,998    10.60      3,011,513      2,669,465
LVIP Protected Profile 2020 Standard Class                                659,728    10.16      6,702,177      6,478,962
LVIP Protected Profile 2030 Standard Class                                211,949    10.03      2,125,849      2,074,236
LVIP Protected Profile 2040 Standard Class                                104,506     9.50        993,118        992,599
LVIP Protected Profile 2050 Standard Class                                     74     8.95            666            672
LVIP Protected Profile Conservative Standard Class                        316,811    12.23      3,873,332      3,712,197
LVIP Protected Profile Growth Standard Class                              704,833    11.19      7,887,081      8,037,973
LVIP Protected Profile Moderate Standard Class                            692,671    11.84      8,204,000      7,763,539
LVIP SSgA Bond Index Standard Class                                     1,301,675    11.42     14,865,124     14,160,620
LVIP SSgA Conservative Index Allocation Standard Class                        990    10.75         10,644         10,608
LVIP SSgA Conservative Structured Allocation Standard Class                   197    10.71          2,108          2,103
LVIP SSgA Developed International 150 Standard Class                       21,914     7.32        160,301        164,756
LVIP SSgA Emerging Markets 100 Standard Class                             109,088    10.56      1,152,407      1,247,972
LVIP SSgA Global Tactical Allocation Standard Class                       173,375    10.19      1,767,214      1,745,125
LVIP SSgA International Index Standard Class                              192,563     6.85      1,319,246      1,449,603
LVIP SSgA Large Cap 100 Standard Class                                     17,225    10.41        179,281        170,844
LVIP SSgA Moderate Index Allocation Standard Class                            827    10.66          8,820          8,686
LVIP SSgA Moderate Structured Allocation Standard Class                     1,437    10.63         15,281         15,111
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             2,183    10.58         23,101         23,475
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          209    10.71          2,242          2,270
LVIP SSgA S&P 500 Index Standard Class                                  3,741,561     8.90     33,284,924     31,247,756
LVIP SSgA Small-Cap Index Standard Class                                  685,954    17.03     11,679,060     10,534,532
LVIP SSgA Small-Mid Cap 200 Standard Class                                127,249    12.37      1,573,556      1,354,398
LVIP T. Rowe Price Growth Stock Standard Class                            131,924    17.44      2,300,098      2,144,361
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               311,834    13.87      4,325,760      4,054,592
LVIP Templeton Growth Standard Class                                       55,901    24.16      1,350,681      1,330,228
LVIP Turner Mid-Cap Growth Standard Class                                 266,109    10.43      2,775,780      2,579,783
LVIP Vanguard Domestic Equity ETF Standard Class                              308     9.16          2,819          2,681
LVIP Wells Fargo Intrinsic Value Standard Class                           151,329    12.89      1,950,171      1,956,732
M Business Opportunity Value                                               14,921     9.84        146,821        157,180
M Capital Appreciation                                                     53,581    21.33      1,142,892      1,191,959
M International Equity                                                    111,387     9.78      1,089,361      1,463,275
M Large Cap Growth                                                         15,967    16.10        257,073        241,293
MFS VIT Core Equity Initial Class                                         135,914    15.33      2,083,565      2,041,433
MFS VIT Growth Initial Class                                              409,061    24.56     10,046,547      9,461,058
MFS VIT Research Initial Class                                              4,011    18.78         75,335         72,682
MFS VIT Total Return Initial Class                                        415,785    18.53      7,704,504      7,612,541
MFS VIT Utilities Initial Class                                           381,866    26.08      9,959,060      9,250,210
NB AMT Mid-Cap Growth I Class                                             328,526    27.55      9,050,903      7,881,255

                                                                                      NET
                                                                         SHARES      ASSET    FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------            ----------   ------   ------------   --------------
NB AMT Partners I Class                                                   26,177    $ 9.99    $  261,508      $  263,737
NB AMT Regency I Class                                                   269,729     14.26     3,846,341       3,865,128
Oppenheimer Main Street Fund/VA Class A                                    8,479     20.71       175,590         173,152
PIMCO VIT Commodity Real Return Administrative Class                     605,207      7.20     4,357,492       5,239,192
T. Rowe Price Equity Income                                               48,057     19.42       933,261         914,418

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                          UNITS         UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
ABVPSF Global Thematic Growth Class A                                     37,840        (45,369)       (7,529)
ABVPSF Growth and Income Class A                                          35,702        (59,271)      (23,569)
ABVPSF International Value Class A                                        80,607       (694,972)     (614,365)
ABVPSF Large Cap Growth Class A                                            3,150         (1,059)        2,091
ABVPSF Small/Mid Cap Value Class A                                       632,337       (364,620)      267,717
American Century VP Income & Growth Class I                              162,818        (64,426)       98,392
American Century VP Inflation Protection Class II                        538,116       (303,608)      234,508
American Century VP International Class I                                 79,112        (34,711)       44,401
American Funds Bond Class 2                                                   82            (27)           55
American Funds Global Growth Class 2                                     127,688       (171,900)      (44,212)
American Funds Global Small Capitalization Class 2                       227,739       (237,580)       (9,841)
American Funds Growth Class 2                                            539,613     (1,327,112)     (787,499)
American Funds Growth-Income Class 2                                     148,073       (332,315)     (184,242)
American Funds High-Income Bond Class 2                                  214,565       (193,728)       20,837
American Funds International Class 2                                   2,006,463     (1,215,506)      790,957
American Funds U.S. Government/AAA-Rated Securities Class 2              492,119       (354,509)      137,610
BlackRock Global Allocation V.I. Class I                                 169,128        (42,049)      127,079
Delaware VIP Diversified Income Standard Class                           527,035       (352,079)      174,956
Delaware VIP Emerging Markets Standard Class                             332,439       (227,381)      105,058
Delaware VIP High Yield Standard Class                                   232,910       (223,894)        9,016
Delaware VIP International Value Equity Standard Class                       107            (16)           91
Delaware VIP Limited-Term Diversified Income Standard Class              342,853        (98,169)      244,684
Delaware VIP REIT Standard Class                                         486,353       (531,758)      (45,405)
Delaware VIP Small Cap Value Standard Class                              519,974       (307,326)      212,648
Delaware VIP Smid Cap Growth Standard Class                              303,366        (81,220)      222,146
Delaware VIP U.S. Growth Standard Class                                   43,343        (20,560)       22,783
Delaware VIP Value Standard Class                                        293,962       (267,182)       26,780
DWS VIP Alternative Asset Allocation Plus Class A                         34,632        (66,248)      (31,616)
DWS VIP Equity 500 Index Class A                                       3,033,728     (4,036,495)   (1,002,767)
DWS VIP Small Cap Index Class A                                          723,014     (1,083,320)     (360,306)
Fidelity VIP Asset Manager Service Class                                  52,092        (21,093)       30,999
Fidelity VIP Contrafund Service Class                                  1,002,664       (538,242)      464,422
Fidelity VIP Equity-Income Service Class                                  89,290       (102,911)      (13,621)
Fidelity VIP Growth Service Class                                        125,751        (98,359)       27,392
Fidelity VIP High Income Service Class                                        98            (43)           55
Fidelity VIP Mid Cap Service Class                                       418,188       (330,584)       87,604
Fidelity VIP Overseas Service Class                                      144,529       (108,645)       35,884
FTVIPT Franklin Income Securities Class 1                                293,332        (47,861)      245,471
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   23,624        (13,916)        9,708
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   28,866       (167,223)     (138,357)
FTVIPT Franklin U.S. Government Class 1                                  302,819        (96,878)      205,941
FTVIPT Mutual Shares Securities Class 1                                  342,061       (225,789)      116,272
FTVIPT Templeton Foreign Securities Class 2                                7,521       (133,293)     (125,772)
FTVIPT Templeton Global Bond Securities Class 1                          160,952       (191,993)      (31,041)
FTVIPT Templeton Growth Securities Class 1                                49,998        (48,200)        1,798
FTVIPT Templeton Growth Securities Class 2                                   626         (4,689)       (4,063)
Goldman Sachs VIT Mid Cap Value Service Class                              4,584            (26)        4,558
Invesco Van Kampen V.I. Growth and Income Series I                         3,701            (21)        3,680

                                                                         UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
Janus Aspen Series Balanced Institutional Class                           119,449       (49,291)       70,158
Janus Aspen Series Balanced Service Class                                  17,674       (17,958)         (284)
Janus Aspen Series Enterprise Institutional Class                          33,181      (211,658)     (178,477)
Janus Aspen Series Enterprise Service Class                                22,602       (28,483)       (5,881)
Janus Aspen Series Flexible Bond Institutional Class                      196,290      (172,881)       23,409
Janus Aspen Series Flexible Bond Service Class                            200,777      (288,509)      (87,732)
Janus Aspen Series Global Technology Service Class                          2,818        (4,854)       (2,036)
Janus Aspen Series Worldwide Institutional Class                           19,853      (121,611)     (101,758)
Janus Aspen Series Worldwide Service Class                                  3,283        (8,766)       (5,483)
LVIP Baron Growth Opportunities Standard Class                             86,915       (49,153)       37,762
LVIP Baron Growth Opportunities Service Class                             352,894      (614,772)     (261,878)
LVIP BlackRock Inflation Protected Bond Standard Class                    241,593       (16,567)      225,026
LVIP Capital Growth Standard Class                                         17,554       (10,039)        7,515
LVIP Cohen & Steers Global Real Estate Standard Class                     207,633      (263,186)      (55,553)
LVIP Columbia Value Opportunities Standard Class                           35,851       (17,587)       18,264
LVIP Delaware Bond Standard Class                                       3,030,479    (3,001,087)       29,392
LVIP Delaware Diversified Floating Rate Standard Class                     46,528        (7,394)       39,134
LVIP Delaware Foundation Aggressive Allocation Standard Class              23,799       (16,205)        7,594
LVIP Delaware Growth and Income Standard Class                             19,402       (18,895)          507
LVIP Delaware Social Awareness Standard Class                              52,505       (84,800)      (32,295)
LVIP Delaware Special Opportunities Standard Class                        355,349      (122,666)      232,683
LVIP Dimensional Non-U.S. Equity Standard Class                             9,182        (7,819)        1,363
LVIP Dimensional U.S. Equity Standard Class                                 1,350            (9)        1,341
LVIP Dimensional/Vanguard Total Bond Standard Class                        28,227           (49)       28,178
LVIP Global Income Standard Class                                         237,868       (64,595)      173,273
LVIP Janus Capital Appreciation Standard Class                            150,454       (67,147)       83,307
LVIP JPMorgan High Yield Standard Class                                   332,015       (36,076)      295,939
LVIP MFS International Growth Standard Class                              115,140       (24,280)       90,860
LVIP MFS Value Standard Class                                             498,264      (281,922)      216,342
LVIP Mid-Cap Value Standard Class                                          73,829       (30,079)       43,750
LVIP Mondrian International Value Standard Class                          289,000      (263,354)       25,646
LVIP Money Market Standard Class                                       11,821,806   (15,890,682)   (4,068,876)
LVIP Protected Profile 2010 Standard Class                                 41,277       (36,445)        4,832
LVIP Protected Profile 2020 Standard Class                                368,328      (289,797)       78,531
LVIP Protected Profile 2030 Standard Class                                137,834      (190,780)      (52,946)
LVIP Protected Profile 2040 Standard Class                                198,012      (173,004)       25,008
LVIP Protected Profile 2050 Standard Class                                    493          (419)           74
LVIP Protected Profile Conservative Standard Class                        103,264       (50,663)       52,601
LVIP Protected Profile Growth Standard Class                              449,593       (79,880)      369,713
LVIP Protected Profile Moderate Standard Class                            235,013       (79,890)      155,123
LVIP SSgA Bond Index Standard Class                                       250,430       (86,235)      164,195
LVIP SSgA Conservative Index Allocation Standard Class                        975            --           975
LVIP SSgA Conservative Structured Allocation Standard Class                   117           (25)           92
LVIP SSgA Developed International 150 Standard Class                       20,583       (22,518)       (1,935)
LVIP SSgA Emerging Markets 100 Standard Class                              71,382       (96,189)      (24,807)
LVIP SSgA Global Tactical Allocation Standard Class                        58,938       (40,738)       18,200
LVIP SSgA International Index Standard Class                               88,723       (53,437)       35,286
LVIP SSgA Large Cap 100 Standard Class                                     13,724        (9,288)        4,436
LVIP SSgA Moderate Index Allocation Standard Class                            812            (7)          805
LVIP SSgA Moderate Structured Allocation Standard Class                     1,335           (34)        1,301
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             2,425          (471)        1,954
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          173           (19)          154
LVIP SSgA S&P 500 Index Standard Class                                  1,207,735    (1,262,599)      (54,864)
LVIP SSgA Small-Cap Index Standard Class                                  268,338      (194,427)       73,911
LVIP SSgA Small-Mid Cap 200 Standard Class                                 66,118       (60,110)        6,008
LVIP T. Rowe Price Growth Stock Standard Class                            135,068       (26,899)      108,169
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               171,013       (30,844)      140,169
LVIP Templeton Growth Standard Class                                       26,416       (35,691)       (9,275)
LVIP Turner Mid-Cap Growth Standard Class                                 123,216      (139,748)      (16,532)
LVIP Vanguard Domestic Equity ETF Standard Class                              306            --           306
LVIP Wells Fargo Intrinsic Value Standard Class                           104,126      (231,095)     (126,969)

                                                                         UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
M Business Opportunity Value                                               2,439       (1,810)           629
M Capital Appreciation                                                    27,542      (14,469)        13,073
M International Equity                                                    18,817      (53,885)       (35,068)
M Large Cap Growth                                                        11,194       (5,253)         5,941
MFS VIT Core Equity Initial Class                                        121,159       (6,401)       114,758
MFS VIT Growth Initial Class                                             612,227      (73,603)       538,624
MFS VIT Research Initial Class                                             2,088       (1,627)           461
MFS VIT Total Return Initial Class                                       182,371     (192,022)        (9,651)
MFS VIT Utilities Initial Class                                          110,694      (51,182)        59,512
NB AMT Mid-Cap Growth I Class                                            163,883     (164,576)          (693)
NB AMT Partners I Class                                                   28,032      (16,067)        11,965
NB AMT Regency I Class                                                    77,130     (166,995)       (89,865)
Oppenheimer Main Street Fund/VA Class A                                   19,872       (8,348)        11,524
PIMCO VIT Commodity Real Return Administrative Class                     272,108      (89,940)       182,168
T. Rowe Price Equity Income                                               88,017         (116)        87,901

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                         UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
ABVPSF Global Thematic Growth Class A                                     250,528     (266,634)      (16,106)
ABVPSF Growth and Income Class A                                          184,788     (104,641)       80,147
ABVPSF International Value Class A                                        514,300   (1,026,516)     (512,216)
ABVPSF Large Cap Growth Class A                                             8,834      (20,223)      (11,389)
ABVPSF Small/Mid Cap Value Class A                                        463,812     (236,826)      226,986
American Century VP Income & Growth Class I                               179,969     (116,902)       63,067
American Century VP Inflation Protection Class II                         514,756     (378,627)      136,129
American Century VP International Class I                                 409,687     (623,672)     (213,985)
American Funds Bond Class 2                                                    --          (15)          (15)
American Funds Global Growth Class 2                                      253,587     (310,585)      (56,998)
American Funds Global Small Capitalization Class 2                        267,730     (214,868)       52,862
American Funds Growth Class 2                                           1,914,235   (1,912,287)        1,948
American Funds Growth-Income Class 2                                      304,208     (519,923)     (215,715)
American Funds High-Income Bond Class 2                                   452,608     (510,964)      (58,356)
American Funds International Class 2                                    1,540,065     (944,593)      595,472
American Funds U.S. Government/AAA-Rated Securities Class 2             1,278,842   (1,016,905)      261,937
BlackRock Global Allocation V.I. Class I                                   89,257     (113,388)      (24,131)
Delaware VIP Diversified Income Standard Class                            533,207     (252,640)      280,567
Delaware VIP Emerging Markets Standard Class                              783,034     (607,212)      175,822
Delaware VIP High Yield Standard Class                                  1,060,899     (579,645)      481,254
Delaware VIP International Value Equity Standard Class                         --          (15)          (15)
Delaware VIP Limited-Term Diversified Income Standard Class               360,838      (98,901)      261,937
Delaware VIP REIT Standard Class                                          538,217     (549,435)      (11,218)
Delaware VIP Small Cap Value Standard Class                               756,478     (610,162)      146,316
Delaware VIP Smid Cap Growth Standard Class                               178,815       (7,189)      171,626
Delaware VIP Trend Standard Class                                         105,510     (317,999)     (212,489)
Delaware VIP U.S. Growth Standard Class                                    26,392      (15,351)       11,041
Delaware VIP Value Standard Class                                         352,134     (120,897)      231,237
DWS VIP Alternative Asset Allocation Plus Class A                          42,903      (22,220)       20,683
DWS VIP Equity 500 Index Class A                                        2,076,106   (2,756,110)     (680,004)
DWS VIP Small Cap Index Class A                                           678,838     (809,749)     (130,911)
Fidelity VIP Asset Manager Service Class                                  118,503      (99,322)       19,181
Fidelity VIP Contrafund Service Class                                   1,330,174   (1,375,990)      (45,816)
Fidelity VIP Equity-Income Service Class                                  429,338     (455,071)      (25,733)
Fidelity VIP Growth Service Class                                         884,346   (1,527,351)     (643,005)
Fidelity VIP High Income Service Class                                         --          (28)          (28)
Fidelity VIP Mid Cap Service Class                                        474,587     (421,958)       52,629
Fidelity VIP Overseas Service Class                                       370,340     (276,768)       93,572
FTVIPT Franklin Income Securities Class 1                                 294,810     (198,101)       96,709
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    75,421      (63,672)       11,749
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   150,316      (39,988)      110,328
FTVIPT Franklin U.S. Government Class 1                                   150,113      (99,741)       50,372

                                                                         UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
FTVIPT Mutual Shares Securities Class 1                                   367,773      (269,233)      98,540
FTVIPT Templeton Foreign Securities Class 2                                94,541       (40,243)      54,298
FTVIPT Templeton Global Asset Allocation Class 2                           12,939       (19,969)      (7,030)
FTVIPT Templeton Global Bond Securities Class 1                           260,727      (210,712)      50,015
FTVIPT Templeton Growth Securities Class 1                                 52,622       (54,231)      (1,609)
FTVIPT Templeton Growth Securities Class 2                                  4,506        (1,202)       3,304
Janus Aspen Series Balanced Institutional Class                           232,730      (316,814)     (84,084)
Janus Aspen Series Balanced Service Class                                  55,839       (99,111)     (43,272)
Janus Aspen Series Enterprise Institutional Class                         437,325      (391,307)      46,018
Janus Aspen Series Enterprise Service Class                                96,447       (95,784)         663
Janus Aspen Series Flexible Bond Institutional Class                    8,407,401    (3,114,732)   5,292,669
Janus Aspen Series Flexible Bond Service Class                            232,544      (119,638)     112,906
Janus Aspen Series Global Technology Service Class                             --       (28,182)     (28,182)
Janus Aspen Series Worldwide Institutional Class                          132,176       (91,040)      41,136
Janus Aspen Series Worldwide Service Class                                    830          (280)         550
LVIP Baron Growth Opportunities Standard Class                             38,411       (30,070)       8,341
LVIP Baron Growth Opportunities Service Class                             772,764      (553,413)     219,351
LVIP BlackRock Inflation Protected Bond Standard Class                     90,859        (1,003)      89,856
LVIP Capital Growth Standard Class                                          1,930        (1,111)         819
LVIP Cohen & Steers Global Real Estate Standard Class                     358,543       (63,649)     294,894
LVIP Columbia Value Opportunities Standard Class                            2,737        (2,010)         727
LVIP Delaware Bond Standard Class                                       4,522,889    (4,881,367)    (358,478)
LVIP Delaware Diversified Floating Rate Standard Class                      4,486          (979)       3,507
LVIP Delaware Foundation Aggressive Allocation Standard Class              34,828       (51,158)     (16,330)
LVIP Delaware Growth and Income Standard Class                              6,738        (9,650)      (2,912)
LVIP Delaware Social Awareness Standard Class                             157,316      (112,333)      44,983
LVIP Delaware Special Opportunities Standard Class                        178,272      (229,120)     (50,848)
LVIP Global Income Standard Class                                          28,209          (808)      27,401
LVIP Janus Capital Appreciation Standard Class                            331,102      (199,925)     131,177
LVIP JPMorgan High Yield Standard Class                                    74,040        (1,850)      72,190
LVIP MFS International Growth Standard Class                               79,010       (28,417)      50,593
LVIP MFS Value Standard Class                                             705,664      (296,576)     409,088
LVIP Mid-Cap Value Standard Class                                          73,033       (19,772)      53,261
LVIP Mondrian International Value Standard Class                          648,176      (429,722)     218,454
LVIP Money Market Standard Class                                       12,578,730   (15,668,235)  (3,089,505)
LVIP SSgA Bond Index Standard Class                                       651,652      (247,833)     403,819
LVIP SSgA Conservative Structured Allocation Standard Class                   106            (4)         102
LVIP SSgA Developed International 150 Standard Class                        6,788        (2,799)       3,989
LVIP SSgA Emerging Markets 100 Standard Class                              67,734       (18,819)      48,915
LVIP SSgA Global Tactical Allocation Standard Class                       112,744       (62,280)      50,464
LVIP SSgA International Index Standard Class                              100,886        (3,739)      97,147
LVIP SSgA Large Cap 100 Standard Class                                      8,393       (11,826)      (3,433)
LVIP SSgA Moderate Structured Allocation Standard Class                       103            (4)          99
LVIP SSgA Moderately Aggressive Index Allocation Standard Class               178           (12)         166
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class           51            (2)          49
LVIP SSgA S&P 500 Index Standard Class                                  2,236,552    (1,171,616)   1,064,936
LVIP SSgA Small-Cap Index Standard Class                                  653,607      (209,594)     444,013
LVIP SSgA Small-Mid Cap 200 Standard Class                                 50,371       (25,249)      25,122
LVIP T. Rowe Price Growth Stock Standard Class                             53,741       (40,625)      13,116
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               154,168       (90,814)      63,354
LVIP Templeton Growth Standard Class                                       61,517      (189,254)    (127,737)
LVIP Turner Mid-Cap Growth Standard Class                                 132,261       (20,074)     112,187
LVIP Wells Fargo Intrinsic Value Standard Class                           286,379      (168,621)     117,758
LVIP Protected Profile 2010 Standard Class                                155,987       (35,581)     120,406
LVIP Protected Profile 2020 Standard Class                                483,306       (87,516)     395,790
LVIP Protected Profile 2030 Standard Class                                227,315       (26,654)     200,661
LVIP Protected Profile 2040 Standard Class                                111,992       (83,003)      28,989
LVIP Protected Profile Conservative Standard Class                        148,435       (53,869)      94,566
LVIP Protected Profile Moderate Standard Class                            350,414      (291,307)      59,107
LVIP Protected Profile Growth Standard Class                              113,535      (155,332)     (41,797)
M Business Opportunity Value                                                5,156       (42,648)     (37,492)
M Capital Appreciation                                                     18,367       (27,829)      (9,462)

                                                                         UNITS         UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED      (DECREASE)
--------------------------------------------------------------------   ----------   -----------   ------------
M International Equity                                                   33,749       (52,519)      (18,770)
M Large Cap Growth                                                        8,948       (32,532)      (23,584)
MFS VIT Core Equity Initial Class                                        49,956       (43,840)        6,116
MFS VIT Growth Initial Class                                            169,420       (17,803)      151,617
MFS VIT Research Initial Class                                            8,727       (11,479)       (2,752)
MFS VIT Total Return Initial Class                                      225,525      (541,198)     (315,673)
MFS VIT Utilities Initial Class                                         227,792      (139,507)       88,285
NB AMT Mid-Cap Growth I Class                                           727,942      (957,881)     (229,939)
NB AMT Partners I Class                                                  48,254       (77,943)      (29,689)
NB AMT Regency I Class                                                  264,956      (346,191)      (81,235)
Oppenheimer Main Street Fund/VA Class A                                  12,173       (21,814)       (9,641)
PIMCO VIT Commodity Real Return Administrative Class                    135,240       (12,884)      122,356
Premier VIT OpCAP Managed Class I                                        23,184       (46,738)      (23,554)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 3, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTE TO OTHER FINANCIAL INFORMATION

DECEMBER 31, 2011
NOTE - YEAR-END UNIT VALUES

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2007 through 2011.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

END OF YEAR UNIT VALUES FOR YEARS 2007 TO 2011

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
                Lincoln CVUL III Jumbo                      19.338867   10.157951   15.559916   18.469064    14.150722
                Lincoln CVUL III Super Jumbo                17.796437    9.333718   14.275934   16.919654    12.944112
                Lincoln CVUL III Super Jumbo/0.15%                                                            9.958175
                Lincoln CVUL III SC (Elite)                 13.202128    6.899916   10.516537   12.420564     9.468880
                Lincoln CVUL III LC (Elite)                 13.450551    7.050889   10.778954   12.768700     9.763550
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.957630
                Lincoln Corporate Variable 4 - Band 1       15.790797    8.252791   12.578565   14.855924    11.325489
                Lincoln Corporate Variable 4 - Band 2       16.004915    8.389892   12.825950   15.193556    11.617764
                Lincoln Corporate Variable 4 - Band 3       15.945532    8.375562   12.829656   15.228341    11.667730
                Lincoln Corporate Variable 4 - Band 4       15.063587    7.920269   12.144373   14.429345    11.066635
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.778520    7.251848   11.130593   13.238034    10.163133
ABVPSF GROWTH AND INCOME CLASS A
                Lincoln CVUL III Jumbo                      18.631291   11.044146   13.317324   15.030773    15.948299
                Lincoln CVUL III Super Jumbo                16.970106   10.044323   12.093549   13.629100    14.439378
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.640942
                Lincoln CVUL III SC (Elite)                 14.842016    8.753973   10.503104   11.795385    12.452962
                Lincoln CVUL III LC (Elite)                 15.115624    8.942195   10.761198   12.121496    12.835723
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.640360
                Lincoln Corporate Variable 4 - Band 1       15.619502    9.212542   11.053299   12.413276    13.105299
                Lincoln Corporate Variable 4 - Band 2       15.833014    9.366604   11.271926   12.696811    13.444932
                Lincoln Corporate Variable 4 - Band 3       14.263072    8.454818   10.195023   11.506788    12.209205
                Lincoln Corporate Variable 4 - Band 4       15.751709    9.346572   11.281622   12.745884    13.537470
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.628797    7.501047    9.063077   10.249625    10.897077
ABVPSF INTERNATIONAL VALUE CLASS A
                Lincoln CVUL III Jumbo                      12.643142    5.907197    7.939954    8.288000     6.679074
                Lincoln CVUL III Super Jumbo                12.612630    5.884081    7.897024    8.230844     6.623046
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.264028
                Lincoln CVUL III SC (Elite)                 12.541720    5.830492    7.797756    8.099006     6.494133
                Lincoln CVUL III LC (Elite)                 12.602475    5.876361    7.882559    8.211757     6.604384
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.263466
                Lincoln Corporate Variable 4 - Band 1       12.541670    5.830469    7.797725    8.098974     6.494107
                Lincoln Corporate Variable 4 - Band 2       12.602827    5.876555    7.882983    8.212106     6.604647
                Lincoln Corporate Variable 4 - Band 3       12.643158    5.907202    7.939970    8.288023     6.679085
                Lincoln Corporate Variable 4 - Band 4       12.663525    5.922659    7.968702    8.326325     6.716689
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.683869    5.938127    7.997510    8.364779     6.754469
ABVPSF LARGE CAP GROWTH CLASS A
                Lincoln CVUL III Jumbo                      16.159128    9.730850   13.354798   14.674081    14.199194
                Lincoln CVUL III Super Jumbo                15.678103    9.426995   12.918398   14.173307    13.694054
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.277685
                Lincoln CVUL III SC (Elite)                 12.497519    7.488240   10.225760   11.179928    10.764124

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)                 12.733643    7.652725   10.481759   11.494242    11.100029
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.277122
                Lincoln Corporate Variable 4 - Band 1       14.914108    8.936207   12.203069   13.341741    12.845534
                Lincoln Corporate Variable 4 - Band 2       15.116627    9.084864   12.443232   13.644994    13.177011
                Lincoln Corporate Variable 4 - Band 3       14.779865    8.900272   12.214898   13.421573    12.987221
                Lincoln Corporate Variable 4 - Band 4       14.882820    8.971285   12.324718   13.555772    13.130217
ABVPSF SMALL/MID CAP VALUE CLASS A
                Lincoln CVUL III Jumbo                      21.515122   13.833242   19.722258   24.979051    22.837505
                Lincoln CVUL III Super Jumbo                18.995832   12.195108   17.360676   21.955093    20.042674
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.486746
                Lincoln CVUL III SC (Elite)                 21.533235   13.775688   19.542252   24.628062    22.404149
                Lincoln CVUL III LC (Elite)                 21.938944   14.077503   20.030388   25.318682    23.101714
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.486172
                Lincoln Corporate Variable 4 - Band 1       17.515243   11.205188   15.895514   20.032133    18.223157
                Lincoln Corporate Variable 4 - Band 2       17.752317   11.391080   16.207969   20.487095    18.693187
                Lincoln Corporate Variable 4 - Band 3       14.251676    9.163130   13.063997   16.546084    15.127518
                Lincoln Corporate Variable 4 - Band 4       16.692073   10.742978   15.331785   19.437732    17.789079
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.873629    7.649519   10.927873   13.868275    12.704716
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
                Lincoln CVUL                                12.779404    8.301113    9.734960   11.034629    11.298599
                Lincoln CVUL/0.35%                                                              10.726402    11.021527
                Lincoln CVUL LC                             12.326940    8.031313    9.446865   10.740215    11.030198
                Lincoln CVUL LC/0.20%                                                           10.738614    11.050646
                Lincoln CVUL III Jumbo                      17.609120   11.495793   13.549057   15.434843    15.883334
                Lincoln CVUL III Super Jumbo                16.529168   10.774561   12.679965   14.423157    14.819994
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.590666
                Lincoln CVUL III SC (Elite)                 12.779404    8.301113    9.734960   11.034629    11.298599
                Lincoln CVUL III LC (Elite)                 12.326940    8.031313    9.446865   10.740215    11.030198
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.050646
                Lincoln Corporate Variable 4 - Band 1       15.030121    9.763110   11.449487   12.978055    13.288516
                Lincoln Corporate Variable 4 - Band 2       15.233529    9.925027   11.674356   13.272670    13.631031
                Lincoln Corporate Variable 4 - Band 3       13.506510    8.817478   10.392368   11.837400    12.178475
                Lincoln Corporate Variable 4 - Band 4       15.184107    9.922590   11.706575   13.349340    13.750918
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.700439    7.653738    9.038833   10.317471    10.638537
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
                Lincoln CVUL                                11.799284   11.528855   12.621680   13.173110    14.617590
                Lincoln CVUL/0.35%                                                              10.495021    11.686648
                Lincoln CVUL LC                             11.925853   11.689053   12.834309   13.434712    14.952623
                Lincoln CVUL LC/0.20%                                                           10.506731    11.717225
                Lincoln CVUL III Jumbo                      12.016092   11.799552   12.982747   13.617851    15.186800
                Lincoln CVUL III Super Jumbo                11.950636   11.717683   12.873357   13.482877    15.013751
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.096887
                Lincoln CVUL III SC (Elite)                 11.799284   11.528855   12.621680   13.173110    14.617590
                Lincoln CVUL III LC (Elite)                 11.925853   11.689053   12.834309   13.434712    14.952623
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.717225
                Lincoln Corporate Variable 4 - Band 1       11.799284   11.528855   12.621680   13.173110    14.617590
                Lincoln Corporate Variable 4 - Band 2       11.923406   11.685644   12.830568   13.430882    14.948362
                Lincoln Corporate Variable 4 - Band 3       11.639183   11.429930   12.574906   13.189604    14.709194
                Lincoln Corporate Variable 4 - Band 4       12.054038   11.849172   13.049177   13.700739    15.294496
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.083768   10.906294   12.022877   12.635826    14.119810
AMERICAN CENTURY VP INTERNATIONAL CLASS I
                Lincoln CVUL                                16.211509    8.882522   11.798803   13.273960    11.593998
                Lincoln CVUL/0.35%                                                              11.140628     9.764848
                Lincoln CVUL LC                             15.116453    8.307462   11.068090   12.489256    10.941427
                Lincoln CVUL LC/0.20%                                                           11.153308     9.790657
                Lincoln CVUL III Jumbo                      23.013599   12.672813   16.917875   19.128330    16.791351
                Lincoln CVUL III Super Jumbo                23.508792   12.926058   17.230090   19.452176    17.049986
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.303439
                Lincoln CVUL III SC (Elite)                 16.211509    8.882522   11.798803   13.273960    11.593998
                Lincoln CVUL III LC (Elite)                 15.116453    8.307462   11.068090   12.489256    10.941427

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.790657
                Lincoln Corporate Variable 4 - Band 1       21.386834   11.718141   15.565481   17.511628    15.295314
                Lincoln Corporate Variable 4 - Band 2       21.666342   11.907049   15.863843   17.900801    15.682289
                Lincoln Corporate Variable 4 - Band 3       19.682453   10.838468   14.469076   16.359582    14.360859
                Lincoln Corporate Variable 4 - Band 4       21.280411   11.730142   15.675095   17.740890    15.589029
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 15.714519    8.670812   11.598478   13.140132    11.557894
AMERICAN FUNDS BOND CLASS 2
                Lincoln CVUL                                15.147367   13.635577   15.247303   16.116697    16.981040
                Lincoln CVUL/0.35%                                                              10.432626    11.030656
                Lincoln CVUL LC                             15.499124   13.992960   15.691181   16.628737    17.565740
                Lincoln CVUL LC/0.20%                                                           10.444503    11.060910
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                Lincoln CVUL                                14.620072    8.944684   12.639869   14.026002    12.690475
                Lincoln CVUL/0.35%                                                              10.926362     9.920685
                Lincoln CVUL LC                             14.959519    9.179911   13.011236   14.481434    13.141961
                Lincoln CVUL LC/0.20%                                                           10.938801     9.946906
                Lincoln CVUL III Jumbo                      18.205211   11.194032   15.897719   17.729466    16.121820
                Lincoln CVUL III Super Jumbo                18.106076   11.116359   15.763753   17.553738    15.938069
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.348928
                Lincoln CVUL III SC (Elite)                 17.876850   10.937209   15.455535   17.150444    15.517415
                Lincoln CVUL III LC (Elite)                 18.073258   11.090659   15.719452   17.495665    15.877390
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.348362
                Lincoln Corporate Variable 4 - Band 1       17.876379   10.936922   15.455109   17.149931    15.516947
                Lincoln Corporate Variable 4 - Band 2       18.073142   11.090588   15.719345   17.495543    15.877281
                Lincoln Corporate Variable 4 - Band 3       17.940300   11.031146   15.666387   17.471478    15.887227
                Lincoln Corporate Variable 4 - Band 4       18.271633   11.246134   15.987690   17.847626    16.245526
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 14.672765    9.040092   12.864397   14.375337    13.098037
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
                Lincoln CVUL                                22.093752   10.197239   16.333032   19.854497    15.941427
                Lincoln CVUL/0.35%                                                              11.508632     9.272887
                Lincoln CVUL LC                             22.336370   10.340288   16.611880   20.254161    16.311277
                Lincoln CVUL LC/0.20%                                                           11.521740     9.297443
                Lincoln CVUL III Jumbo                      34.387563   15.951179   25.677145   31.369486    25.313452
                Lincoln CVUL III Super Jumbo                31.823969   14.739823   23.691649   28.900503    23.286096
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.071105
                Lincoln CVUL III SC (Elite)                 31.975063   14.757899   23.637891   28.734313    23.071145
                Lincoln CVUL III LC (Elite)                 32.573787   15.079549   24.225538   29.537002    23.787023
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.070554
                Lincoln Corporate Variable 4 - Band 1       27.685091   12.777764   20.466130   24.878651    19.975333
                Lincoln Corporate Variable 4 - Band 2       28.059580   12.989770   20.868319   25.443725    20.490590
                Lincoln Corporate Variable 4 - Band 3       23.196404   10.759998   17.320726   21.160545    17.075392
                Lincoln Corporate Variable 4 - Band 4       25.177373   11.690616   18.837582   23.036660    18.607953
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 16.264876    7.559855   12.193695   14.926687    12.069176
AMERICAN FUNDS GROWTH CLASS 2
                Lincoln CVUL                                16.349715    9.096693   12.593445   14.841788    14.107213
                Lincoln CVUL/0.35%                                                              11.229987    10.712255
                Lincoln CVUL LC                             16.755757    9.350696   12.983933   15.347893    14.632804
                Lincoln CVUL LC/0.20%                                                           11.242769    10.740419
                Lincoln CVUL III Jumbo                      21.003470   11.744687   16.340762   19.354529    18.489735
                Lincoln CVUL III Super Jumbo                19.377009   10.818925   15.030160   17.775550    16.955833
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.352094
                Lincoln CVUL III SC (Elite)                 16.349715    9.096693   12.593445   14.841788    14.107213
                Lincoln CVUL III LC (Elite)                 16.755757    9.350696   12.983933   15.347893    14.632804
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.740419
                Lincoln Corporate Variable 4 - Band 1       17.473488    9.721948   13.459020   15.861851    15.077472
                Lincoln Corporate Variable 4 - Band 2       17.711213    9.883896   13.724309   16.223068    15.467204
                Lincoln Corporate Variable 4 - Band 3       16.349193    9.142117   12.719724   15.065655    14.392495
                Lincoln Corporate Variable 4 - Band 4       17.505245    9.798374   13.646430   16.179433    15.471984
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.150135    7.368029   10.271898   12.190705    11.669336

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                Lincoln CVUL                                16.598217   10.243646   13.350080   14.771779    14.400241
                Lincoln CVUL/0.35%                                                              10.638784    10.407589
                Lincoln CVUL LC                             17.017668   10.534590   13.770504   15.282721    14.943127
                Lincoln CVUL LC/0.20%                                                           10.650898    10.435101
                Lincoln CVUL III Jumbo                      18.476408   11.460551   15.010885   16.692642    16.354421
                Lincoln CVUL III Super Jumbo                16.962342   10.505601   13.739479   15.255910    14.924379
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.407214
                Lincoln CVUL III SC (Elite)                 16.598217   10.243646   13.350080   14.771779    14.400241
                Lincoln CVUL III LC (Elite)                 17.017668   10.534590   13.770504   15.282721    14.943127
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.435101
                Lincoln Corporate Variable 4 - Band 1       15.567597    9.608011   12.521678   13.855154    13.506674
                Lincoln Corporate Variable 4 - Band 2       15.778749    9.767652   12.767987   14.170112    13.855244
                Lincoln Corporate Variable 4 - Band 3       14.043141    8.710683   11.410104   12.688454    12.431383
                Lincoln Corporate Variable 4 - Band 4       15.414196    9.570708   12.548135   13.967928    13.698617
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.413269    7.715153   10.125440   11.282377    11.075923
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
                Lincoln CVUL                                16.313462   12.338301   17.024504   19.453340    19.688520
                Lincoln CVUL/0.35%                                                              10.939665    11.110741
                Lincoln CVUL LC                             16.731394   12.692447   17.565139   20.131791    20.436363
                Lincoln CVUL LC/0.20%                                                           10.952112    11.140081
                Lincoln CVUL III Jumbo                      16.837000   12.798151   17.746840   20.380781    20.730572
                Lincoln CVUL III Super Jumbo                14.024806   10.644552   14.738407   16.900494    17.164786
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.210426
                Lincoln CVUL III SC (Elite)                 16.313462   12.338301   17.024504   19.453340    19.688520
                Lincoln CVUL III LC (Elite)                 16.731394   12.692447   17.565139   20.131791    20.436363
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.140081
                Lincoln Corporate Variable 4 - Band 1       13.353087   10.099316   13.934647   15.923079    16.115621
                Lincoln Corporate Variable 4 - Band 2       13.533806   10.266753   14.208213   16.284383    16.530772
                Lincoln Corporate Variable 4 - Band 3       12.204421    9.276827   12.863917   14.773147    15.026712
                Lincoln Corporate Variable 4 - Band 4       13.253351   10.084233   13.997499   16.091044    16.383587
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.279643    8.591068   11.936815   13.735871    13.999589
AMERICAN FUNDS INTERNATIONAL CLASS 2
                Lincoln CVUL                                20.612190   11.846250   16.830516   17.922045    15.311730
                Lincoln CVUL/0.35%                                                              10.751393     9.217740
                Lincoln CVUL LC                             20.838519   12.012390   17.117822   18.282695    15.666879
                Lincoln CVUL LC/0.20%                                                           10.763634     9.242118
                Lincoln CVUL III Jumbo                      27.911759   16.122040   23.020108   24.635804    21.153353
                Lincoln CVUL III Super Jumbo                26.698056   15.397834   21.953095   23.458723    20.112410
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.290190
                Lincoln CVUL III SC (Elite)                 23.859312   13.712437   19.482001   20.743112    17.721913
                Lincoln CVUL III LC (Elite)                 24.310752   14.013962   19.970088   21.329058    18.277377
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.289627
                Lincoln Corporate Variable 4 - Band 1       24.309307   13.971100   19.849372   21.136652    18.058140
                Lincoln Corporate Variable 4 - Band 2       24.640726   14.204176   20.241146   21.618561    18.525458
                Lincoln Corporate Variable 4 - Band 3       20.321610   11.737916   16.760167   17.936501    15.401046
                Lincoln Corporate Variable 4 - Band 4       23.272548   13.455875   19.232400   20.602819    17.708193
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 15.557896    9.004385   12.882784   13.814552    11.885558
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
                Lincoln CVUL                                14.516660   15.515094   15.792239   16.583363    17.715239
                Lincoln CVUL/0.35%                                                              10.425828    11.176463
                Lincoln CVUL LC                             14.845594   15.914300   16.247232   17.112420    18.335306
                Lincoln CVUL LC/0.20%                                                           10.437700    11.205978
                Lincoln CVUL III Jumbo                      11.968878   12.856170   13.151393   13.879425    14.901035
                Lincoln CVUL III Super Jumbo                11.546425   12.383818   12.649212   13.329441    14.289129
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.066038
                Lincoln CVUL III SC (Elite)                 14.516660   15.515094   15.792239   16.583363    17.715239
                Lincoln CVUL III LC (Elite)                 14.845594   15.914300   16.247232   17.112420    18.335306
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.205978

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln Corporate Variable 4 - Band 1       11.339334   12.119284   12.335814   12.953853    13.837886
                Lincoln Corporate Variable 4 - Band 2       11.489791   12.316919   12.574592   13.244186    14.190642
                Lincoln Corporate Variable 4 - Band 3       11.476643   12.327443   12.610525   13.308615    14.288209
                Lincoln Corporate Variable 4 - Band 4       11.754146   12.638145   12.941291   13.671354    14.692327
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.066651   11.910844   12.208745   12.910381    13.888401
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
                Lincoln CVUL III Jumbo                                              11.695046   12.845136    12.371713
                Lincoln CVUL III Super Jumbo                                        11.684155   12.813953    12.323166
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.151697
                Lincoln CVUL III SC (Elite)                                         11.658781   12.741483    12.210630
                Lincoln CVUL III LC (Elite)                                         11.680526   12.803574    12.307028
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.151141
                Lincoln Corporate Variable 4 - Band 1                               11.658781   12.741451    12.210641
                Lincoln Corporate Variable 4 - Band 2                               11.680520   12.804655    12.307986
                Lincoln Corporate Variable 4 - Band 3                               11.695046   12.845136    12.371713
                Lincoln Corporate Variable 4 - Band 4                               11.702312   12.865967    12.404182
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                         11.709580   12.886830    12.436734
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
                Lincoln CVUL                                12.473798   11.824077   14.905556   15.990471    16.894168
                Lincoln CVUL/0.35%                                                              10.471859    11.102452
                Lincoln CVUL LC                             12.610896   11.989955   15.161561   16.317760    17.291737
                Lincoln CVUL LC/0.20%                                                           10.483775    11.131764
                Lincoln CVUL III Jumbo                      12.702993   12.101696   15.333469   16.535800    17.557860
                Lincoln CVUL III Super Jumbo                12.633797   12.017733   15.204284   16.371920    17.357803
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.099166
                Lincoln CVUL III SC (Elite)                 12.473798   11.824077   14.905556   15.990471    16.894168
                Lincoln CVUL III LC (Elite)                 12.610896   11.989955   15.161561   16.317760    17.291737
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.131764
                Lincoln Corporate Variable 4 - Band 1       12.473617   11.823931   14.906894   15.995646    16.899604
                Lincoln Corporate Variable 4 - Band 2       12.610799   11.989862   15.161448   16.317635    17.291605
                Lincoln Corporate Variable 4 - Band 3       12.375658   11.789855   14.938348   16.109695    17.105418
                Lincoln Corporate Variable 4 - Band 4       12.749359   12.158022   15.420234   16.646000    17.692549
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.503699   10.981112   13.941460   15.064725    16.027873
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
                Lincoln CVUL                                30.706890   14.771236   26.126394   30.742008    24.489411
                Lincoln CVUL/0.35%                                                              11.706105     9.357966
                Lincoln CVUL LC                             31.044164   14.978488   26.572502   31.360680    25.057454
                Lincoln CVUL LC/0.20%                                                           11.719423     9.382699
                Lincoln CVUL III Jumbo                      31.270646   15.118046   26.873756   31.779617    25.443120
                Lincoln CVUL III Super Jumbo                31.100442   15.013158   26.647329   31.464695    25.153161
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.160836
                Lincoln CVUL III SC (Elite)                 30.706890   14.771236   26.126394   30.742008    24.489411
                Lincoln CVUL III LC (Elite)                 31.044164   14.978488   26.572502   31.360680    25.057454
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.382699
                Lincoln Corporate Variable 4 - Band 1       30.706890   14.771236   26.126383   30.741919    24.489158
                Lincoln Corporate Variable 4 - Band 2       31.044154   14.978482   26.572499   31.360675    25.057449
                Lincoln Corporate Variable 4 - Band 3       28.759301   13.903920   24.715536   29.227407    23.399791
                Lincoln Corporate Variable 4 - Band 4       31.385778   15.188936   27.026765   31.992479    25.639214
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 18.592864    9.006918   16.042683   19.009231    15.249531
DELAWARE VIP HIGH YIELD STANDARD CLASS
                Lincoln CVUL                                13.137556    9.891865   14.633507   16.757328    17.036913
                Lincoln CVUL/0.35%                                                              10.978377    11.200685
                Lincoln CVUL LC                             14.326912   10.820142   16.054817   18.440119    18.804118
                Lincoln CVUL LC/0.20%                                                           10.990873    11.230270
                Lincoln CVUL III Jumbo                      18.191193   13.766106   20.466797   23.554625    24.067680
                Lincoln CVUL III Super Jumbo                15.104964   11.413467   16.943605   19.470681    19.864957
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.288166
                Lincoln CVUL III SC (Elite)                 13.137556    9.891865   14.633507   16.757328    17.036913
                Lincoln CVUL III LC (Elite)                 14.326912   10.820142   16.054817   18.440119    18.804118

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.230270
                Lincoln Corporate Variable 4 - Band 1       14.366873   10.817838   16.003351   18.326004    18.631656
                Lincoln Corporate Variable 4 - Band 2       14.562107   10.997768   16.318345   18.742800    19.112775
                Lincoln Corporate Variable 4 - Band 3       12.998427    9.836491   14.624437   16.830824    17.197425
                Lincoln Corporate Variable 4 - Band 4       14.405696   10.912357   16.240202   18.709049    19.135687
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.578675    8.779666   13.079296   15.082686    15.442068
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
                Lincoln CVUL                                20.073115   11.477009   15.354926   16.913519    14.370973
                Lincoln CVUL/0.35%                                                              10.822909     9.228250
                Lincoln CVUL LC                             21.267121   12.196415   16.366558   18.086694    15.411622
                Lincoln CVUL LC/0.20%                                                           10.835227     9.254154
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
                Lincoln CVUL                                10.860163   10.752545   12.045461   12.492806    12.767095
                Lincoln CVUL/0.35%                                                              10.218295    10.479253
                Lincoln CVUL LC                             10.944482   10.869106   12.210428   12.701319    13.018794
                Lincoln CVUL LC/0.20%                                                           10.229931    10.506933
                Lincoln CVUL III Jumbo                      11.003761   10.949326   12.327355   12.849240    13.197167
                Lincoln CVUL III Super Jumbo                10.960484   10.889917   12.242102   12.741256    13.066647
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.036713
                Lincoln CVUL III SC (Elite)                 10.860163   10.752545   12.045461   12.492806    12.767095
                Lincoln CVUL III LC (Elite)                 10.944482   10.869106   12.210428   12.701319    13.018794
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.506933
                Lincoln Corporate Variable 4 - Band 1       10.860163   10.752545   12.045461   12.492806    12.767095
                Lincoln Corporate Variable 4 - Band 2       10.943794   10.868432   12.209622   12.700469    13.017917
                Lincoln Corporate Variable 4 - Band 3       11.001102   10.947465   12.322615   12.843637    13.191011
                Lincoln Corporate Variable 4 - Band 4       11.032707   10.989112   12.384519   12.921736    13.284903
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.952054   10.920226   12.317080   12.863607    13.237974
DELAWARE VIP REIT STANDARD CLASS
                Lincoln CVUL                                28.012897   18.064123   22.120146   27.893781    30.734664
                Lincoln CVUL/0.35%                                                              11.547421    12.768092
                Lincoln CVUL LC                             32.076518   20.746962   25.481819   32.229265    35.618389
                Lincoln CVUL LC/0.20%                                                           11.560537    12.801754
                Lincoln CVUL III Jumbo                      21.975124   14.241991   17.527356   22.212803    24.597771
                Lincoln CVUL III Super Jumbo                19.447584   12.584932   15.464797   19.569553    21.638238
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.836732
                Lincoln CVUL III SC (Elite)                 28.012897   18.064123   22.120146   27.893781    30.734664
                Lincoln CVUL III LC (Elite)                 32.076518   20.746962   25.481819   32.229265    35.618389
                Lincoln CVUL III LC (Elite)/0.20%                                                            12.801754
                Lincoln Corporate Variable 4 - Band 1       18.041159   11.633905   14.245874   17.964184    19.793750
                Lincoln Corporate Variable 4 - Band 2       18.285300   11.826859   14.525973   18.372371    20.304348
                Lincoln Corporate Variable 4 - Band 3       14.570209    9.442895   11.621197   14.727798    16.309107
                Lincoln Corporate Variable 4 - Band 4       17.710205   11.489446   14.154020   17.955610    19.903376
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.444631    7.432131    9.164926   11.638122    12.913495
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
                Lincoln CVUL                                22.651450   15.773216   20.648492   27.121400    26.573477
                Lincoln CVUL/0.35%                                                              12.011051    11.809699
                Lincoln CVUL LC                             25.407080   17.745345   23.299989   30.695917    30.166246
                Lincoln CVUL LC/0.20%                                                           12.024721    11.840919
                Lincoln CVUL III Jumbo                      20.492664   14.341621   18.868544   24.907538    24.526789
                Lincoln CVUL III Super Jumbo                18.477261   12.911740   16.961853   22.357081    21.982289
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.606573
                Lincoln CVUL III SC (Elite)                 22.651450   15.773216   20.648492   27.121400    26.573477
                Lincoln CVUL III LC (Elite)                 25.407080   17.745345   23.299989   30.695917    30.166246
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.840919
                Lincoln Corporate Variable 4 - Band 1       16.558531   11.530526   15.094442   19.826258    19.425701
                Lincoln Corporate Variable 4 - Band 2       16.783336   11.722170   15.391442   20.277026    19.927127
                Lincoln Corporate Variable 4 - Band 3       14.252687    9.974627   13.123109   17.323241    17.058429
                Lincoln Corporate Variable 4 - Band 4       16.022127   11.224193   14.781881   19.532409    19.253089
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.053912    7.751505   10.218685   13.516208    13.336265

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ---------
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
                Lincoln CVUL                                                                    16.009915   17.190777
                Lincoln CVUL/0.35%                                                              12.824350   13.818590
                Lincoln CVUL LC                                                                 16.521527   17.793342
                Lincoln CVUL LC/0.20%                                                           12.838925   13.855003
                Lincoln CVUL III Jumbo                                                          21.640803   23.353425
                Lincoln CVUL III Super Jumbo                                                    19.354252   20.854601
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.191733
                Lincoln CVUL III SC (Elite)                                                     16.009915   17.190777
                Lincoln CVUL III LC (Elite)                                                     16.521527   17.793342
                Lincoln CVUL III LC (Elite)/0.20%                                                           13.855003
                Lincoln Corporate Variable 4 - Band 1                                           17.301424   18.577473
                Lincoln Corporate Variable 4 - Band 2                                           17.693854   19.055957
                Lincoln Corporate Variable 4 - Band 3                                           16.488986   17.793905
                Lincoln Corporate Variable 4 - Band 4                                           17.028963   18.395001
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     14.167620   15.319445
DELAWARE VIP TREND STANDARD CLASS
                Lincoln CVUL                                14.471846    7.654136   11.760376
                Lincoln CVUL LC                             14.800390    7.851486   12.099810
                Lincoln CVUL III Jumbo                      19.270438   10.243335   15.817454
                Lincoln CVUL III Super Jumbo                17.312095    9.188531   14.167396
                Lincoln CVUL III SC (Elite)                 14.471846    7.654136   11.760376
                Lincoln CVUL III LC (Elite)                 14.800390    7.851486   12.099810
                Lincoln Corporate Variable 4 - Band 1       15.639282    8.271587   12.709054
                Lincoln Corporate Variable 4 - Band 2       15.850657    8.408639   12.958447
                Lincoln Corporate Variable 4 - Band 3       14.683010    7.804853   12.051925
                Lincoln Corporate Variable 4 - Band 4       15.118273    8.044297   12.434202
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.540319    6.679276   10.334580
DELAWARE VIP U.S. GROWTH STANDARD CLASS
                Lincoln CVUL III Jumbo                      15.934236    9.118970   13.040952   14.824301   15.923163
                Lincoln CVUL III Super Jumbo                15.160590    8.663176   12.370560   14.041171   15.059373
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.565900
                Lincoln CVUL III SC (Elite)                 12.189136    6.940793    9.876467   11.171119   11.939329
                Lincoln CVUL III LC (Elite)                 12.419942    7.093544   10.124145   11.485644   12.312372
                Lincoln CVUL III LC (Elite)/0.20%                                                           10.565322
                Lincoln Corporate Variable 4 - Band 1       14.439490    8.222200   11.699857   13.233528   14.143564
                Lincoln Corporate Variable 4 - Band 2       14.636257    8.359442   11.934745   13.557318   14.531333
                Lincoln Corporate Variable 4 - Band 3       14.659343    8.389335   11.997462   13.638105   14.649053
                Lincoln Corporate Variable 4 - Band 4       14.621013    8.375795   11.989931   13.643097   14.669169
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.946118    6.850288    9.816143   11.180824   12.033658
DELAWARE VIP VALUE STANDARD CLASS
                Lincoln CVUL III Jumbo                      18.681022   12.412287   14.612732   16.862264   18.433476
                Lincoln CVUL III Super Jumbo                17.190281   11.404640   13.406324   15.446970   16.860988
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.717710
                Lincoln CVUL III SC (Elite)                 15.617841   10.325177   12.095021   13.886776   15.104996
                Lincoln CVUL III LC (Elite)                 15.906857   10.547955   12.392940   14.272294   15.571140
                Lincoln CVUL III LC (Elite)/0.20%                                                           10.717124
                Lincoln Corporate Variable 4 - Band 1       15.956129   10.548809   12.356953   14.188168   15.432828
                Lincoln Corporate Variable 4 - Band 2       16.172752   10.724202   12.600158   14.510840   15.831242
                Lincoln Corporate Variable 4 - Band 3       14.188990    9.427633   11.098959   12.807569   14.000969
                Lincoln Corporate Variable 4 - Band 4       16.054006   10.677497   12.582995   14.534592   15.904811
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.173436    8.104653    9.560545   11.054394   12.108633
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
                Lincoln CVUL III Jumbo                                              11.604710   13.025139   12.626311
                Lincoln CVUL III Super Jumbo                                        11.593903   12.993521   12.576773
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.105209
                Lincoln CVUL III SC (Elite)                                         11.568725   12.920040   12.461936
                Lincoln CVUL III LC (Elite)                                         11.590303   12.982998   12.560303

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ---------
                Lincoln CVUL III LC (Elite)/0.20%                                                           10.104656
                Lincoln Corporate Variable 4 - Band 1                               11.568725   12.920040   12.461936
                Lincoln Corporate Variable 4 - Band 2                               11.590303   12.982998   12.560303
                Lincoln Corporate Variable 4 - Band 3                               11.604710   13.025139   12.626311
                Lincoln Corporate Variable 4 - Band 4                               11.611920   13.046261   12.659445
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                         11.619279   13.067525   12.692769
DWS VIP EQUITY 500 INDEX CLASS A
                Lincoln CVUL                                12.012223    7.496771    9.404211   10.711803   10.834775
                Lincoln CVUL/0.35%                                                              10.828568   10.988410
                Lincoln CVUL LC                             11.676930    7.309464    9.196745   10.506908   10.656942
                Lincoln CVUL LC/0.20%                                                           10.840895   11.017726
                Lincoln CVUL III Jumbo                      17.480494   10.964299   13.822869   15.823655   16.081760
                Lincoln CVUL III Super Jumbo                16.439364   10.295784   12.960604   14.814363   15.033424
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.566721
                Lincoln CVUL III SC (Elite)                 12.012223    7.496771    9.404211   10.711803   10.834775
                Lincoln CVUL III LC (Elite)                 11.676930    7.309464    9.196745   10.506908   10.656942
                Lincoln CVUL III LC (Elite)/0.20%                                                           11.017726
                Lincoln Corporate Variable 4 - Band 1       15.213214    9.494497   11.910156   13.566147   13.718622
                Lincoln Corporate Variable 4 - Band 2       15.420867    9.653074   12.145467   13.875704   14.073843
                Lincoln Corporate Variable 4 - Band 3       14.035465    8.803473   11.098681   12.705155   12.912393
                Lincoln Corporate Variable 4 - Band 4       15.295941    9.603701   12.119661   13.887786   14.128445
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.390761    7.787456    9.837430   11.283870   11.490896
DWS VIP SMALL CAP INDEX CLASS A
                Lincoln CVUL                                17.660979   11.553206   14.521332   18.225960   17.299737
                Lincoln CVUL/0.35%                                                              11.533883   10.986171
                Lincoln CVUL LC                             18.395895   12.070203   15.216756   19.156111   18.237310
                Lincoln CVUL LC/0.20%                                                           11.547010   11.015203
                Lincoln CVUL III Jumbo                      20.609907   13.550023   17.116560   21.590827   20.596444
                Lincoln CVUL III Super Jumbo                18.625494   12.226976   15.422109   19.424324   18.501917
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.573288
                Lincoln CVUL III SC (Elite)                 17.660979   11.553206   14.521332   18.225960   17.299737
                Lincoln CVUL III LC (Elite)                 18.395895   12.070203   15.216756   19.156111   18.237310
                Lincoln CVUL III LC (Elite)/0.20%                                                           11.015203
                Lincoln Corporate Variable 4 - Band 1       16.440496   10.754852   13.517826   16.966429   16.104192
                Lincoln Corporate Variable 4 - Band 2       16.663099   10.933254   13.783416   17.351703   16.519447
                Lincoln Corporate Variable 4 - Band 3       14.368718    9.446720   11.933235   15.052581   14.359315
                Lincoln Corporate Variable 4 - Band 4       15.317130   10.080370   12.746396   16.094362   15.368505
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.672000    7.689176    9.732519   12.301145   11.758124
FIDELITY VIP ASSET MANAGER SERVICE CLASS
                Lincoln CVUL                                13.875855    9.807880   12.558090   14.233987   13.754661
                Lincoln CVUL/0.35%                                                              10.951047   10.619396
                Lincoln CVUL LC                             13.671818    9.692733   12.447919   14.151470   13.716032
                Lincoln CVUL LC/0.20%                                                           10.963514   10.647462
                Lincoln CVUL III Jumbo                      15.733477   11.176718   14.382455   16.383465   15.911154
                Lincoln CVUL III Super Jumbo                14.720532   10.441451   13.416169   15.259852   14.797708
                Lincoln CVUL III Super Jumbo/0.15%                                                          10.147643
                Lincoln CVUL III SC (Elite)                 13.875855    9.807880   12.558090   14.233987   13.754661
                Lincoln CVUL III LC (Elite)                 13.671818    9.692733   12.447919   14.151470   13.716032
                Lincoln CVUL III LC (Elite)/0.20%                                                           10.647462
                Lincoln Corporate Variable 4 - Band 1       13.859701    9.796462   12.543470   14.217416   13.738648
                Lincoln Corporate Variable 4 - Band 2       14.047573    9.959126   12.790041   14.540414   14.093008
                Lincoln Corporate Variable 4 - Band 3       13.618353    9.674190   12.448985   14.180959   13.772179
                Lincoln Corporate Variable 4 - Band 4       14.209300   10.104063   13.015207   14.840822   14.427400
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.667167    9.016514   11.625887   13.269867   12.913129
FIDELITY VIP CONTRAFUND SERVICE CLASS
                Lincoln CVUL                                18.442823   10.509781   14.158610   16.465272   15.920225
                Lincoln CVUL/0.35%                                                              11.080602   10.750363
                Lincoln CVUL LC                             18.399902   10.516903   14.210786   16.575560   16.074019

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL LC/0.20%                                                           11.093206    10.779104
                Lincoln CVUL III Jumbo                      22.315325   12.780450   17.303943   20.223806    19.651174
                Lincoln CVUL III Super Jumbo                21.203638   12.125517   16.392594   19.129989    18.560442
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.445416
                Lincoln CVUL III SC (Elite)                 18.442823   10.509781   14.158610   16.465272    15.920225
                Lincoln CVUL III LC (Elite)                 18.399902   10.516903   14.210786   16.575560    16.074019
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.779104
                Lincoln Corporate Variable 4 - Band 1       19.589506   11.163234   15.038938   17.489025    16.909009
                Lincoln Corporate Variable 4 - Band 2       19.854762   11.348462   15.334417   17.886170    17.344972
                Lincoln Corporate Variable 4 - Band 3       17.522827   10.035688   13.587705   15.880491    15.430838
                Lincoln Corporate Variable 4 - Band 4       19.194750   11.004258   14.913995   17.448000    16.970941
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.804364    7.921912   10.747258   12.585862    12.254001
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
                Lincoln CVUL III Jumbo                      18.500383   10.578818   13.728318   15.768031    15.871683
                Lincoln CVUL III Super Jumbo                17.341170    9.901057   12.829508   14.713612    14.788115
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.657601
                Lincoln CVUL III SC (Elite)                 15.833219    9.008410   11.632040   13.293718    13.314308
                Lincoln CVUL III LC (Elite)                 16.130381    9.205135   11.921788   13.665758    13.728083
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.657018
                Lincoln Corporate Variable 4 - Band 1       15.952732    9.076408   11.719842   13.394062    13.414808
                Lincoln Corporate Variable 4 - Band 2       16.168215    9.226725   11.949752   13.697815    13.760285
                Lincoln Corporate Variable 4 - Band 3       14.183331    8.110258   10.524824   12.088572    12.168036
                Lincoln Corporate Variable 4 - Band 4       15.970288    9.141230   11.874609   13.652543    13.756050
FIDELITY VIP GROWTH SERVICE CLASS
                Lincoln CVUL                                12.011249    6.293309    8.007199    9.865066     9.810571
                Lincoln CVUL/0.35%                                                              11.602677    11.578433
                Lincoln CVUL LC                             11.313295    5.945788    7.588981    9.377019     9.352747
                Lincoln CVUL LC/0.20%                                                           11.615884    11.609023
                Lincoln CVUL III Jumbo                      18.591853    9.790706   12.521509   15.502640    15.493484
                Lincoln CVUL III Super Jumbo                17.525642    9.215352   11.768011   14.547936    14.517538
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.296669
                Lincoln CVUL III SC (Elite)                 12.011249    6.293309    8.007199    9.865066     9.810571
                Lincoln CVUL III LC (Elite)                 11.313295    5.945788    7.588981    9.377019     9.352747
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.609023
                Lincoln Corporate Variable 4 - Band 1       16.041965    8.405646   10.696412   13.176867    13.103378
                Lincoln Corporate Variable 4 - Band 2       16.259443    8.545274   10.906870   13.476638    13.441752
                Lincoln Corporate Variable 4 - Band 3       15.650470    8.241738   10.540504   13.049996    13.042287
                Lincoln Corporate Variable 4 - Band 4       15.719793    8.286549   10.608420   13.147210    13.152598
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.982753    7.378279    9.455103   11.729590    11.746145
FIDELITY VIP HIGH INCOME SERVICE CLASS
                Lincoln CVUL                                11.727408    8.726802   12.459380   14.078377    14.528928
                Lincoln CVUL/0.35%                                                              10.932875    11.322317
                Lincoln CVUL LC                             12.000482    8.956489   12.825182   14.535869    15.047020
                Lincoln CVUL LC/0.20%                                                           10.945318    11.352809
FIDELITY VIP MID CAP SERVICE CLASS
                Lincoln CVUL                                15.611107    9.377513   13.038334   16.662521    14.772996
                Lincoln CVUL/0.35%                                                              12.062364    10.732047
                Lincoln CVUL LC                             15.735499    9.480695   13.221366   16.948327    15.071604
                Lincoln CVUL LC/0.20%                                                           12.076087    10.760408
                Lincoln CVUL III Jumbo                      15.817468    9.549191   13.343541   17.139143    15.271848
                Lincoln CVUL III Super Jumbo                15.755275    9.497360   13.251233   16.995101    15.120769
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.146906
                Lincoln CVUL III SC (Elite)                 15.611107    9.377513   13.038334   16.662521    14.772996
                Lincoln CVUL III LC (Elite)                 15.735499    9.480695   13.221366   16.948327    15.071604
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.760408
                Lincoln Corporate Variable 4 - Band 1       15.611061    9.377505   13.038249   16.663604    14.773974
                Lincoln Corporate Variable 4 - Band 2       15.734595    9.480147   13.220607   16.947359    15.070744
                Lincoln Corporate Variable 4 - Band 3       15.817476    9.549197   13.343549   17.139154    15.271859
                Lincoln Corporate Variable 4 - Band 4       15.859056    9.583896   13.405429   17.235839    15.373398
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.614263    8.235576   11.530992   14.840621    13.250260

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
FIDELITY VIP OVERSEAS SERVICE CLASS
                Lincoln CVUL                                14.774064    8.235452   10.340143   11.602071     9.536253
                Lincoln CVUL/0.35%                                                              11.128144     9.178856
                Lincoln CVUL LC                             15.101849    8.443518   10.633237   11.966739     9.865611
                Lincoln CVUL LC/0.20%                                                           11.140798     9.203131
                Lincoln CVUL III Jumbo                      26.099038   14.621523   18.450311   20.805663    17.187010
                Lincoln CVUL III Super Jumbo                25.857267   14.464316   18.224570   20.520337    16.925842
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.189684
                Lincoln CVUL III SC (Elite)                 14.774064    8.235452   10.340143   11.602071     9.536253
                Lincoln CVUL III LC (Elite)                 15.101849    8.443518   10.633237   11.966739     9.865611
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.203131
                Lincoln Corporate Variable 4 - Band 1       22.153956   12.349222   15.505261   17.397557    14.299751
                Lincoln Corporate Variable 4 - Band 2       22.453918   12.554094   15.809856   17.792547    14.668530
                Lincoln Corporate Variable 4 - Band 3       19.472640   10.909088   13.765738   15.523062    12.823189
                Lincoln Corporate Variable 4 - Band 4       21.238622   11.910356   15.044244   16.981725    14.042223
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 15.234678    8.551991   10.813025   12.217786    10.113043
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
                Lincoln CVUL III Jumbo                      11.761554    8.286003   11.236920   12.657262    12.974554
                Lincoln CVUL III Super Jumbo                11.733176    8.253606   11.176224   12.570042    12.865827
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.402261
                Lincoln CVUL III SC (Elite)                 11.667227    8.178505   11.035871   12.368855    12.615658
                Lincoln CVUL III LC (Elite)                 11.723730    8.242834   11.156064   12.541100    12.829786
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.401692
                Lincoln Corporate Variable 4 - Band 1       11.668579    8.179300   11.036917   12.370028    12.616906
                Lincoln Corporate Variable 4 - Band 2       11.723732    8.242834   11.156062   12.541098    12.829782
                Lincoln Corporate Variable 4 - Band 3       11.757859    8.283470   11.233497   12.653409    12.970611
                Lincoln Corporate Variable 4 - Band 4       11.780510    8.307671   11.277567   12.715745    13.047548
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.799503    8.329398   11.318362   12.774500    13.120955
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
                Lincoln CVUL III Jumbo                      19.364425   11.142777   16.007646   20.438956    19.461291
                Lincoln CVUL III Super Jumbo                17.805590   10.230389   14.674892   18.709209    17.787555
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.254851
                Lincoln CVUL III SC (Elite)                 15.325337    8.774494   12.542530   15.934826    15.096856
                Lincoln CVUL III LC (Elite)                 15.613123    8.966193   12.855050   16.380886    15.566139
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.254290
                Lincoln Corporate Variable 4 - Band 1       16.259517    9.309265   13.307023   16.906078    16.016828
                Lincoln Corporate Variable 4 - Band 2       16.479953    9.463988   13.568744   17.290334    16.430338
                Lincoln Corporate Variable 4 - Band 3       14.673117    8.443280   12.129566   15.485406    14.744645
                Lincoln Corporate Variable 4 - Band 4       15.389827    8.864573   12.747541   16.292634    15.528836
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.444187    7.175073   10.328300   13.213797    12.606950
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
                Lincoln CVUL                                10.716224    6.119291    8.724483   11.056847    10.450438
                Lincoln CVUL/0.35%                                                              11.856946    11.244675
                Lincoln CVUL LC                             10.963146    6.279161    8.979292   11.413950    10.819758
                Lincoln CVUL LC/0.20%                                                           11.870441    11.274448
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
                Lincoln CVUL III Jumbo                      10.506193   11.314833   11.669487   12.293261    12.999471
                Lincoln CVUL III Super Jumbo                10.496530   11.287489   11.623842   12.226829    12.909850
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.072037
                Lincoln CVUL III SC (Elite)                 10.474017   11.223944   11.518030   12.073211    12.703126
                Lincoln CVUL III LC (Elite)                 10.493311   11.278390   11.608667   12.204764    12.880113
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.071485
                Lincoln Corporate Variable 4 - Band 1       10.474017   11.223944   11.518030   12.073211    12.703126
                Lincoln Corporate Variable 4 - Band 2       10.493311   11.278124   11.608424   12.204499    12.879899
                Lincoln Corporate Variable 4 - Band 3       10.506193   11.314833   11.669410   12.293202    12.999448
                Lincoln Corporate Variable 4 - Band 4       10.512640   11.333098   11.700015   12.337749    13.059564
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.519091   11.351401   11.730631   12.382405    13.119942

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
                Lincoln CVUL III Jumbo                      11.786266    7.418262    9.354118   10.406292    10.303405
                Lincoln CVUL III Super Jumbo                11.757825    7.389246    9.303566   10.334553    10.217024
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.575710
                Lincoln CVUL III SC (Elite)                 11.691727    7.321981    9.186673   10.169079    10.018276
                Lincoln CVUL III LC (Elite)                 11.748360    7.379599    9.286776   10.310750    10.188392
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.575132
                Lincoln Corporate Variable 4 - Band 1       11.691727    7.321981    9.186673   10.169079    10.018276
                Lincoln Corporate Variable 4 - Band 2       11.748386    7.379609    9.286863   10.310851    10.188491
                Lincoln Corporate Variable 4 - Band 3       11.786197    7.418219    9.354059   10.406227    10.303338
                Lincoln Corporate Variable 4 - Band 4       11.805265    7.437670    9.387970   10.454393    10.361395
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.824273    7.457114    9.421928   10.502698    10.419694
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
                Lincoln CVUL                                17.248385   10.212055   13.897219   14.960430    13.276141
                Lincoln CVUL/0.35%                                                              10.811869     9.628339
                Lincoln CVUL LC                             17.686452   10.502934   14.336000   15.479105    13.778320
                Lincoln CVUL LC/0.20%                                                           10.824176     9.653796
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
                Lincoln CVUL                                19.147288   14.241897   17.226872
                Lincoln CVUL LC                             19.566921   14.597855   17.710618
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
                Lincoln CVUL                                12.327902   13.033156   15.398869   17.540578    17.312143
                Lincoln CVUL/0.35%                                                              10.788882    10.685723
                Lincoln CVUL LC                             12.425763   13.176078   15.614485   17.839572    17.660162
                Lincoln CVUL LC/0.20%                                                           10.801162    10.713949
                Lincoln CVUL III Jumbo                      12.490880   13.271639   15.759206   18.040925    17.895256
                Lincoln CVUL III Super Jumbo                12.441762   13.199640   15.650229   17.889342    17.718291
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.068691
                Lincoln CVUL III SC (Elite)                 12.327902   13.033156   15.398869   17.540578    17.312143
                Lincoln CVUL III LC (Elite)                 12.425763   13.176078   15.614485   17.839572    17.660162
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.713949
                Lincoln Corporate Variable 4 - Band 1       12.327902   13.033156   15.398869   17.540578    17.312143
                Lincoln Corporate Variable 4 - Band 2       12.425290   13.175575   15.613893   17.838892    17.659489
                Lincoln Corporate Variable 4 - Band 3       12.491205   13.271983   15.759601   18.041374    17.895711
                Lincoln Corporate Variable 4 - Band 4       12.523848   13.319979   15.832425   18.142861    18.014380
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.563459   13.375473   15.914286   18.254896    18.143761
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
                Lincoln CVUL III Jumbo                      20.409193   11.786292   15.448342   16.610307    15.450374
                Lincoln CVUL III Super Jumbo                19.883510   11.465467   15.005311   16.109789    14.962313
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.467191
                Lincoln CVUL III SC (Elite)                 17.656487   10.145655   13.231629   14.155960    13.101645
                Lincoln CVUL III LC (Elite)                 17.990942   10.368961   13.563486   14.554564    13.511096
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.466619
                Lincoln Corporate Variable 4 - Band 1       18.027751   10.358993   13.509879   14.453640    13.377161
                Lincoln Corporate Variable 4 - Band 2       18.271288   10.530533   13.774840   14.781371    13.721643
                Lincoln Corporate Variable 4 - Band 3       15.593037    9.004966   11.802860   12.690638    11.804417
                Lincoln Corporate Variable 4 - Band 4       17.611109   10.180588   13.357074   14.375873    13.385270
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.797965    7.405639    9.726034   10.478507     9.766314
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
                Lincoln CVUL                                19.766151   11.320913   14.738536   15.717915    14.519503
                Lincoln CVUL/0.35%                                                              10.578652     9.806398
                Lincoln CVUL LC                             19.785785   11.366235   14.842046   15.874373    14.710917
                Lincoln CVUL LC/0.20%                                                           10.590743     9.832097
GOLDMAN SACHS VIT MID CAP VALUE SERVICE CLASS
                Lincoln CVUL III Jumbo                                                                       10.588752
                Lincoln CVUL III Super Jumbo                                                                 10.585181
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.375105
                Lincoln CVUL III SC (Elite)                                                                  10.576856
                Lincoln CVUL III LC (Elite)                                                                  10.583992

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.374537
                Lincoln Corporate Variable 4 - Band 1                                                        10.576856
                Lincoln Corporate Variable 4 - Band 2                                                        10.583992
                Lincoln Corporate Variable 4 - Band 3                                                        10.588752
                Lincoln Corporate Variable 4 - Band 4                                                        10.591132
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                  10.593519
INVESCO V.I. CAPITAL APPRECIATION SERIES I
                Lincoln CVUL III Jumbo                      17.216336    9.880884   11.939716   13.761498    12.647590
                Lincoln CVUL III Super Jumbo                16.382757    9.388346   11.327551   13.036373    11.963182
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.232433
                Lincoln CVUL III SC (Elite)                 12.503049    7.139875    8.584525    9.845055     9.002984
                Lincoln CVUL III LC (Elite)                 12.734807    7.294186    8.796434   10.118367     9.280749
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.231873
                Lincoln Corporate Variable 4 - Band 1       14.955088    8.540188   10.268210   11.775968    10.768741
                Lincoln Corporate Variable 4 - Band 2       15.158521    8.682424   10.470560   12.044081    11.047048
                Lincoln Corporate Variable 4 - Band 4       14.898808    8.559372   10.353193   11.944829    10.988964
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
                Lincoln CVUL III Jumbo                      27.401314   16.304040   22.005881   24.786809    23.069740
                Lincoln CVUL III Super Jumbo                26.573351   15.787654   21.276977   23.929907    22.238768
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.243073
                Lincoln CVUL III SC (Elite)                 22.600207   13.380112   17.969326   20.139298    18.650560
                Lincoln CVUL III LC (Elite)                 23.036186   13.679314   18.426362   20.713513    19.240042
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.242512
                Lincoln Corporate Variable 4 - Band 1       24.530398   14.522893   19.504107   21.859419    20.243526
                Lincoln Corporate Variable 4 - Band 2       24.863330   14.764245   19.887823   22.356375    20.766038
                Lincoln Corporate Variable 4 - Band 4       24.282704   14.462919   19.540406   22.031766    20.526092
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME SERIES I
                Lincoln CVUL III Jumbo                                                                       10.616863
                Lincoln CVUL III Super Jumbo                                                                 10.613284
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.683755
                Lincoln CVUL III SC (Elite)                                                                  10.604936
                Lincoln CVUL III LC (Elite)                                                                  10.612091
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.683170
                Lincoln Corporate Variable 4 - Band 1                                                        10.604936
                Lincoln Corporate Variable 4 - Band 2                                                        10.612091
                Lincoln Corporate Variable 4 - Band 3                                                        10.616863
                Lincoln Corporate Variable 4 - Band 4                                                        10.619250
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                  10.621638
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
                Lincoln CVUL                                15.884033   13.274235   16.593834   17.859339    18.025082
                Lincoln CVUL/0.35%                                                              10.440824    10.574829
                Lincoln CVUL LC                             15.174838   12.720372   15.949206   17.217831    17.429355
                Lincoln CVUL LC/0.20%                                                           10.452712    10.602769
JANUS ASPEN SERIES BALANCED SERVICE CLASS
                Lincoln CVUL III Jumbo                      15.834938   13.265344   16.625571   17.939540    18.146215
                Lincoln CVUL III Super Jumbo                15.167278   12.686970   15.876873   17.106007    17.277135
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.339982
                Lincoln CVUL III SC (Elite)                 14.739203   12.285793   15.321145   16.449616    16.556106
                Lincoln CVUL III LC (Elite)                 15.019925   12.557429   15.706913   16.914439    17.075104
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.339417
                Lincoln Corporate Variable 4 - Band 1       14.576897   12.150453   15.152264   16.268362    16.373718
                Lincoln Corporate Variable 4 - Band 2       14.774509   12.352251   15.450270   16.638060    16.796101
                Lincoln Corporate Variable 4 - Band 3       14.182962   11.881440   14.891112   16.068001    16.253116
                Lincoln Corporate Variable 4 - Band 4       14.984962   12.565865   15.764656   17.027591    17.240999
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
                Lincoln CVUL                                13.140025    7.343341   10.562096   13.200561    12.921022
                Lincoln CVUL/0.35%                                                              11.789534    11.581430
                Lincoln CVUL LC                             10.085627    5.653369    8.154853   10.221850    10.036381
                Lincoln CVUL LC/0.20%                                                           11.802950    11.612033

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
                Lincoln CVUL III Jumbo                      24.503878   13.729858   19.792384   24.793506    24.335155
                Lincoln CVUL III Super Jumbo                22.404585   12.534726   18.042444   22.567556    22.117127
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.410139
                Lincoln CVUL III SC (Elite)                 18.276927   10.189592   14.615611   18.217463    17.791426
                Lincoln CVUL III LC (Elite)                 18.594033   10.397621   14.958820   18.701207    18.318777
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.409570
                Lincoln Corporate Variable 4 - Band 1       20.394155   11.369971   16.308706   20.327803    19.852413
                Lincoln Corporate Variable 4 - Band 2       20.672510   11.559890   16.630948   20.791648    20.366470
                Lincoln Corporate Variable 4 - Band 3       18.534515   10.385144   14.970791   18.753590    18.406905
                Lincoln Corporate Variable 4 - Band 4       19.980242   11.206436   16.170891   20.277179    19.922250
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
                Lincoln CVUL                                15.206891   16.010278   18.000067   19.299565    20.457415
                Lincoln CVUL/0.35%                                                              10.542155    11.213786
                Lincoln CVUL LC                             15.561183   16.432497   18.530232   19.927661    21.186638
                Lincoln CVUL LC/0.20%                                                           10.554158    11.243401
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
                Lincoln CVUL III Jumbo                      12.549203   13.239522   14.927582   16.049015    17.040384
                Lincoln CVUL III Super Jumbo                11.717506   12.343549   13.896524   14.918113    15.815889
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.107984
                Lincoln CVUL III SC (Elite)                 13.042061   13.690881   15.359550   16.431104    17.359083
                Lincoln CVUL III LC (Elite)                 13.294070   13.997345   15.750068   16.899469    17.907530
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.107430
                Lincoln Corporate Variable 4 - Band 1       11.468428   12.038893   13.506229   14.448492    15.264566
                Lincoln Corporate Variable 4 - Band 2       11.623599   12.238504   13.771382   14.776383    15.657801
                Lincoln Corporate Variable 4 - Band 3       11.546835   12.182008   13.735227   14.767087    15.679280
                Lincoln Corporate Variable 4 - Band 4       11.882158   12.548336   14.162392   15.241563    16.199245
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.130833   11.766634   13.293441   14.320710    15.235752
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
                Lincoln CVUL                                 5.914618    3.290730    5.127029    6.333367     5.744670
                Lincoln CVUL/0.35%                                                              11.663226    10.616246
                Lincoln CVUL LC                              6.048954    3.375612    5.275078    6.536772     5.947004
                Lincoln CVUL LC/0.20%                                                           11.676513    10.644308
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
                Lincoln CVUL                                12.465845    6.850265    9.367003   10.774624     9.228677
                Lincoln CVUL/0.35%                                                              10.958360     9.419252
                Lincoln CVUL LC                             11.107103    6.121998    8.396327    9.687059     8.322652
                Lincoln CVUL LC/0.20%                                                           10.970842     9.444390
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
                Lincoln CVUL III Jumbo                      16.974265    9.349970   12.821608   14.781811    12.688820
                Lincoln CVUL III Super Jumbo                17.066946    9.386884   12.852929   14.795733    12.681700
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.243027
                Lincoln CVUL III SC (Elite)                 13.406839    7.347962   10.025988   11.501196     9.823387
                Lincoln CVUL III LC (Elite)                 13.647625    7.502483   10.267585   11.813695    10.120670
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.242466
                Lincoln Corporate Variable 4 - Band 1       15.557427    8.526647   11.634255   13.346100    11.399154
                Lincoln Corporate Variable 4 - Band 2       15.768205    8.668221   11.862958   13.642942    11.687765
                Lincoln Corporate Variable 4 - Band 4       15.669307    8.639821   11.859637   13.686438    11.760318
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
                Lincoln CVUL                                13.554443    8.212941   11.309379   14.229092    14.736211
                Lincoln CVUL/0.35%                                                              11.764384    12.226405
                Lincoln CVUL LC                             13.661733    8.302882   11.467574   14.471431    15.032243
                Lincoln CVUL LC/0.20%                                                           11.777771    12.258703
                Lincoln CVUL III Jumbo                      13.733676    8.363356   11.574218   14.635218    15.232831
                Lincoln CVUL III Super Jumbo                13.679659    8.317945   11.494122   14.512179    15.082114
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.393452
                Lincoln CVUL III SC (Elite)                 13.554443    8.212941   11.309379   14.229092    14.736211
                Lincoln CVUL III LC (Elite)                 13.661733    8.302882   11.467574   14.471431    15.032243
                Lincoln CVUL III LC (Elite)/0.20%                                                            12.258703
                Lincoln Corporate Variable 4 - Band 1       13.554443    8.212941   11.309379   14.229092    14.736211
                Lincoln Corporate Variable 4 - Band 2       13.661903    8.302978   11.467676   14.471567    15.032401

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln Corporate Variable 4 - Band 3       13.733676    8.363356   11.574308   14.635332    15.232949
                Lincoln Corporate Variable 4 - Band 4       13.769805    8.393767   11.627925   14.717822    15.334144
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.648302    7.107657    9.856125   12.487668    13.023625
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
                Lincoln CVUL                                20.676265   12.496527   17.165281   21.542821    22.253242
                Lincoln CVUL/0.35%                                                              11.741965    12.171733
                Lincoln CVUL LC                             21.504995   13.036549   17.960852   22.608952    23.424745
                Lincoln CVUL LC/0.20%                                                           11.755331    12.203894
                Lincoln CVUL III Jumbo                      20.186134   12.261597   16.926991   21.350149    22.164833
                Lincoln CVUL III Super Jumbo                18.781534   11.391265   15.701942   19.775331    20.499132
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.390374
                Lincoln CVUL III SC (Elite)                 20.676265   12.496527   17.165281   21.542821    22.253242
                Lincoln CVUL III LC (Elite)                 21.504995   13.036549   17.960852   22.608952    23.424745
                Lincoln CVUL III LC (Elite)/0.20%                                                            12.203894
                Lincoln Corporate Variable 4 - Band 1       16.887377   10.206539   14.019699   17.595133    18.175360
                Lincoln Corporate Variable 4 - Band 2       17.115948   10.375865   14.295144   17.994594    18.643887
                Lincoln Corporate Variable 4 - Band 3       15.289527    9.287267   12.820963   16.171183    16.788247
                Lincoln Corporate Variable 4 - Band 4       16.466612   10.012292   13.835679   17.468499    18.153223
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.227349    7.442124   10.294330   13.010287    13.533793
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.205246    11.421466
                Lincoln CVUL III Super Jumbo                                                    10.195691    11.393682
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.045013
                Lincoln CVUL III SC (Elite)                                                     10.173435    11.329114
                Lincoln CVUL III LC (Elite)                                                     10.192510    11.384437
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.044463
                Lincoln Corporate Variable 4 - Band 1                                           10.173435    11.329114
                Lincoln Corporate Variable 4 - Band 2                                           10.192510    11.384437
                Lincoln Corporate Variable 4 - Band 3                                           10.205246    11.421466
                Lincoln Corporate Variable 4 - Band 4                                           10.211620    11.440028
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.218023    11.458645
LVIP CAPITAL GROWTH STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.813013    6.303291    8.484151   10.072154     9.146217
                Lincoln CVUL III Super Jumbo                10.803063    6.288028    8.450922   10.017682     9.083103
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.060087
                Lincoln CVUL III SC (Elite)                 10.779882    6.252560    8.373892    9.891721     8.937523
                Lincoln CVUL III LC (Elite)                 10.799748    6.282949    8.439875    9.999590     9.062162
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.059536
                Lincoln Corporate Variable 4 - Band 1       10.779882    6.252560    8.373892    9.891721     8.937523
                Lincoln Corporate Variable 4 - Band 2       10.799748    6.282949    8.439875    9.999590     9.062162
                Lincoln Corporate Variable 4 - Band 3       10.813013    6.303291    8.484267   10.071342     9.145467
                Lincoln Corporate Variable 4 - Band 4       10.819651    6.313486    8.506377   10.108633     9.188536
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.826293    6.323670    8.528648   10.145222     9.231031
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
                Lincoln CVUL III Jumbo                       8.305663    4.804777    6.609168    7.781696     7.092759
                Lincoln CVUL III Super Jumbo                 8.298008    4.793134    6.583269    7.739601     7.043804
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.515248
                Lincoln CVUL III SC (Elite)                  8.280174    4.766078    6.523229    7.642261     6.930884
                Lincoln CVUL III LC (Elite)                  8.295458    4.789260    6.574656    7.725618     7.027563
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.514673
                Lincoln Corporate Variable 4 - Band 1        8.280174    4.766078    6.523229    7.642261     6.930884
                Lincoln Corporate Variable 4 - Band 2        8.295458    4.789214    6.574202    7.725085     7.027075
                Lincoln Corporate Variable 4 - Band 3        8.305663    4.804777    6.609172    7.779072     7.089602
                Lincoln Corporate Variable 4 - Band 4        8.310770    4.812554    6.626491    7.809887     7.125585
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  8.315877    4.820341    6.643856    7.838174     7.158557

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
                Lincoln CVUL III Jumbo                       9.452941    6.230463    7.750903    9.651373     9.461245
                Lincoln CVUL III Super Jumbo                 9.444233    6.215373    7.720534    9.599163     9.395946
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.664575
                Lincoln CVUL III SC (Elite)                  9.423947    6.180306    7.650133    9.478435     9.245328
                Lincoln CVUL III LC (Elite)                  9.441333    6.210352    7.710437    9.581823     9.374280
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.663992
                Lincoln Corporate Variable 4 - Band 1        9.423947    6.180306    7.650133    9.478435     9.245328
                Lincoln Corporate Variable 4 - Band 2        9.441333    6.210352    7.710437    9.581823     9.374283
                Lincoln Corporate Variable 4 - Band 3        9.452941    6.230463    7.751404    9.651498     9.461296
                Lincoln Corporate Variable 4 - Band 4        9.458750    6.240543    7.771216    9.686337     9.505029
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  9.464563    6.250409    7.791341    9.721115     9.548727
LVIP DELAWARE BOND STANDARD CLASS
                Lincoln CVUL                                16.212597   15.627965   18.452206   19.878995    21.248212
                Lincoln CVUL/0.35%                                                              10.523874    11.288155
                Lincoln CVUL LC                             16.408013   15.864489   18.787702   20.301216    21.764684
                Lincoln CVUL LC/0.20%                                                           10.535854    11.317963
                Lincoln CVUL III Jumbo                      12.950716   12.546784   14.888393   16.119974    17.316608
                Lincoln CVUL III Super Jumbo                11.995708   11.604145   13.749209   14.864254    15.943749
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.083365
                Lincoln CVUL III SC (Elite)                 16.212597   15.627965   18.452206   19.878995    21.248212
                Lincoln CVUL III LC (Elite)                 16.408013   15.864489   18.787702   20.301216    21.764684
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.317963
                Lincoln Corporate Variable 4 - Band 1       11.760292   11.336641   13.385396   14.420392    15.413649
                Lincoln Corporate Variable 4 - Band 2       11.918790   11.523974   13.647398   14.746814    15.809877
                Lincoln Corporate Variable 4 - Band 3       11.675917   11.311746   13.422861   14.533212    15.612055
                Lincoln Corporate Variable 4 - Band 4       12.207436   11.838519   14.061988   15.240432    16.388147
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.081766   10.757619   12.790849   13.876630    14.936563
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.145132    10.100139
                Lincoln CVUL III Super Jumbo                                                    10.135631    10.075556
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.021319
                Lincoln CVUL III SC (Elite)                                                     10.113498    10.018427
                Lincoln CVUL III LC (Elite)                                                     10.132467    10.067375
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.020770
                Lincoln Corporate Variable 4 - Band 1                                           10.113498    10.018427
                Lincoln Corporate Variable 4 - Band 2                                           10.132467    10.067375
                Lincoln Corporate Variable 4 - Band 3                                           10.145132    10.100139
                Lincoln Corporate Variable 4 - Band 4                                           10.151470    10.116561
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.157817    10.133009
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
                Lincoln CVUL                                14.808331    9.819531   12.870605   14.376134    13.986574
                Lincoln CVUL/0.35%                                                              10.845074    10.588220
                Lincoln CVUL LC                             14.972410    9.958204   13.091583   14.666856    14.312324
                Lincoln CVUL LC/0.20%                                                           10.857420    10.616195
                Lincoln CVUL III Jumbo                      17.383046   11.584705   15.260358   17.130790    16.750190
                Lincoln CVUL III Super Jumbo                16.492708   10.974854   14.435341   16.180385    15.797169
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.375087
                Lincoln CVUL III SC (Elite)                 15.768755   10.456396   13.705354   15.308527    14.893701
                Lincoln CVUL III LC (Elite)                 16.068867   10.687463   14.050321   15.740937    15.360441
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.374519
                Lincoln Corporate Variable 4 - Band 1       15.430806   10.232299   13.411626   14.980441    14.574505
                Lincoln Corporate Variable 4 - Band 2       15.639488   10.401883   13.674864   15.320322    14.949987
                Lincoln Corporate Variable 4 - Band 3       14.697675    9.795063   12.902887   14.484373    14.162572
                Lincoln Corporate Variable 4 - Band 4       15.622655   10.421941   13.742401   15.442221    15.114251
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.500177    8.347281   11.017760   12.392973    12.141683

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                Lincoln CVUL                                12.659130    8.074369    9.996999   11.211354    11.266550
                Lincoln CVUL/0.35%                                                              10.642677    10.732593
                Lincoln CVUL LC                             12.759533    8.162887   10.136997   11.402565    11.493150
                Lincoln CVUL LC/0.20%                                                           10.654794    10.760952
                Lincoln CVUL III Jumbo                      12.826509    8.222221   10.230976   11.531297    11.646188
                Lincoln CVUL III Super Jumbo                12.776064    8.177584   10.160180   11.434353    11.530958
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.545682
                Lincoln CVUL III SC (Elite)                 12.659130    8.074369    9.996999   11.211354    11.266550
                Lincoln CVUL III LC (Elite)                 12.759533    8.162887   10.136997   11.402565    11.493150
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.760952
                Lincoln Corporate Variable 4 - Band 1       12.659114    8.074390    9.996992   11.211458    11.266649
                Lincoln Corporate Variable 4 - Band 2       12.758555    8.162288   10.136091   11.401551    11.492130
                Lincoln Corporate Variable 4 - Band 3       12.826226    8.222084   10.230790   11.531063    11.645941
                Lincoln Corporate Variable 4 - Band 4       12.860248    8.252114   10.278447   11.596383    11.723646
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.080858    7.759774    9.674880   10.926330    11.057294
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
                Lincoln CVUL                                13.528015    8.810938   11.374381   12.601799    12.593834
                Lincoln CVUL/0.35%                                                              10.495924    10.526093
                Lincoln CVUL LC                             13.097919    8.556490   11.079096   12.311484    12.340493
                Lincoln CVUL LC/0.20%                                                           10.507890    10.553903
                Lincoln CVUL III Jumbo                      18.701296   12.241526   15.882274   17.684275    17.761746
                Lincoln CVUL III Super Jumbo                17.458710   11.410989   14.782536   16.435109    16.482349
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.395499
                Lincoln CVUL III SC (Elite)                 13.528015    8.810938   11.374381   12.601799    12.593834
                Lincoln CVUL III LC (Elite)                 13.097919    8.556490   11.079096   12.311484    12.340493
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.553903
                Lincoln Corporate Variable 4 - Band 1       15.873094   10.338313   13.346127   14.786318    14.776972
                Lincoln Corporate Variable 4 - Band 2       16.088060   10.509865   13.608367   15.122135    15.158021
                Lincoln Corporate Variable 4 - Band 3       14.608403    9.562380   12.406360   13.813997    13.874498
                Lincoln Corporate Variable 4 - Band 4       15.954572   10.454047   13.576762   15.132282    15.213793
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.942692    7.833141   10.183131   11.361194    11.433824
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
                Lincoln CVUL III Jumbo                       9.235294    5.840472    7.603341    9.912852     9.378579
                Lincoln CVUL III Super Jumbo                 9.226791    5.826329    7.573559    9.859243     9.313862
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.348413
                Lincoln CVUL III SC (Elite)                  9.206980    5.793462    7.504518    9.735279     9.164587
                Lincoln CVUL III LC (Elite)                  9.223962    5.821627    7.563660    9.841441     9.292392
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.347846
                Lincoln Corporate Variable 4 - Band 1        9.206980    5.793462    7.504518    9.735279     9.164587
                Lincoln Corporate Variable 4 - Band 2        9.223965    5.821627    7.563665    9.841445     9.292403
                Lincoln Corporate Variable 4 - Band 3        9.235294    5.840472    7.604689    9.914627     9.380264
                Lincoln Corporate Variable 4 - Band 4        9.240967    5.849919    7.623261    9.948753     9.421972
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  9.246644    5.859382    7.643233    9.984784     9.465566
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                        7.962939
                Lincoln CVUL III Super Jumbo                                                                  7.954968
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.281494
                Lincoln CVUL III SC (Elite)                                                                   7.936399
                Lincoln CVUL III LC (Elite)                                                                   7.952312
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.280931
                Lincoln Corporate Variable 4 - Band 1                                                         7.936399
                Lincoln Corporate Variable 4 - Band 2                                                         7.952315
                Lincoln Corporate Variable 4 - Band 3                                                         7.962939
                Lincoln Corporate Variable 4 - Band 4                                                         7.968258
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                   7.973585

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                        9.230457
                Lincoln CVUL III Super Jumbo                                                                  9.221232
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.562643
                Lincoln CVUL III SC (Elite)                                                                   9.199741
                Lincoln CVUL III LC (Elite)                                                                   9.218158
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.562065
                Lincoln Corporate Variable 4 - Band 1                                                         9.199741
                Lincoln Corporate Variable 4 - Band 2                                                         9.218158
                Lincoln Corporate Variable 4 - Band 3                                                         9.230457
                Lincoln Corporate Variable 4 - Band 4                                                         9.236613
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                   9.242782
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                       10.511703
                Lincoln CVUL III Super Jumbo                                                                 10.501215
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.057315
                Lincoln CVUL III SC (Elite)                                                                  10.476783
                Lincoln CVUL III LC (Elite)                                                                  10.497721
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.056764
                Lincoln Corporate Variable 4 - Band 1                                                        10.476783
                Lincoln Corporate Variable 4 - Band 2                                                        10.497721
                Lincoln Corporate Variable 4 - Band 3                                                        10.511703
                Lincoln Corporate Variable 4 - Band 4                                                        10.518701
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                  10.525697
LVIP GLOBAL INCOME STANDARD CLASS
                Lincoln CVUL III Jumbo                                              10.773527   11.792451    11.896886
                Lincoln CVUL III Super Jumbo                                        10.763487   11.763812    11.850202
                Lincoln CVUL III Super Jumbo/0.15%                                                            9.971883
                Lincoln CVUL III SC (Elite)                                         10.740096   11.697258    11.741981
                Lincoln CVUL III LC (Elite)                                         10.760142   11.754281    11.834681
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.971337
                Lincoln Corporate Variable 4 - Band 1                               10.740096   11.697258    11.741981
                Lincoln Corporate Variable 4 - Band 2                               10.760142   11.754281    11.834694
                Lincoln Corporate Variable 4 - Band 3                               10.773527   11.792451    11.896886
                Lincoln Corporate Variable 4 - Band 4                               10.780227   11.811583    11.928112
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                         10.786952   11.830780    11.959455
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
                Lincoln CVUL                                11.105199    6.526130    8.977532    9.926834     9.297093
                Lincoln CVUL/0.35%                                                              10.712351    10.067984
                Lincoln CVUL LC                              9.796567    5.774435    7.967116    8.835669     8.300026
                Lincoln CVUL LC/0.20%                                                           10.724546    10.094591
                Lincoln CVUL III Jumbo                      18.132848   10.709566   14.805817   16.452753    15.486324
                Lincoln CVUL III Super Jumbo                17.045420   10.052189   13.876178   15.396611    14.470477
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.362401
                Lincoln CVUL III SC (Elite)                 11.105199    6.526130    8.977532    9.926834     9.297093
                Lincoln CVUL III LC (Elite)                  9.796567    5.774435    7.967116    8.835669     8.300026
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.094591
                Lincoln Corporate Variable 4 - Band 1       16.018776    9.413717   12.949369   14.318130    13.409834
                Lincoln Corporate Variable 4 - Band 2       16.235593    9.569815   13.203722   14.643154    13.755459
                Lincoln Corporate Variable 4 - Band 3       14.942321    8.825187   12.200642   13.555469    12.759059
                Lincoln Corporate Variable 4 - Band 4       15.905696    9.403598   13.013342   14.475331    13.638723
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.515132    7.998285   11.079642   12.336725    11.635336
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.917109    11.197738
                Lincoln CVUL III Super Jumbo                                                    10.906892    11.170490
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.250919
                Lincoln CVUL III SC (Elite)                                                     10.883091    11.107168
                Lincoln CVUL III LC (Elite)                                                     10.903489    11.161422

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.250358
                Lincoln Corporate Variable 4 - Band 1                                           10.883091    11.107168
                Lincoln Corporate Variable 4 - Band 2                                           10.903489    11.161422
                Lincoln Corporate Variable 4 - Band 3                                           10.917109    11.197738
                Lincoln Corporate Variable 4 - Band 4                                           10.923925    11.215940
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.930750    11.234176
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
                Lincoln CVUL III Jumbo                      11.262754    5.738753    7.780505    8.782730     7.899896
                Lincoln CVUL III Super Jumbo                11.252393    5.724859    7.750033    8.735234     7.845378
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.289671
                Lincoln CVUL III SC (Elite)                 11.228255    5.692571    7.679392    8.625405     7.719627
                Lincoln CVUL III LC (Elite)                 11.248942    5.720235    7.739902    8.719459     7.827289
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.289108
                Lincoln Corporate Variable 4 - Band 1       11.228255    5.692571    7.679392    8.625405     7.719627
                Lincoln Corporate Variable 4 - Band 2       11.248943    5.720268    7.739904    8.719462     7.827289
                Lincoln Corporate Variable 4 - Band 3       11.262754    5.738753    7.779119    8.778576     7.896373
                Lincoln Corporate Variable 4 - Band 4       11.269666    5.748034    7.800887    8.814537     7.936451
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.276652    5.757364    7.821368    8.846511     7.973222
LVIP MFS VALUE STANDARD CLASS
                Lincoln CVUL III Jumbo                       9.807670    6.627547    8.000946    8.910388     8.883547
                Lincoln CVUL III Super Jumbo                 9.798644    6.611505    7.969614    8.862199     8.822252
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.515995
                Lincoln CVUL III SC (Elite)                  9.777614    6.574225    7.896979    8.750769     8.680866
                Lincoln CVUL III LC (Elite)                  9.795637    6.606167    7.959196    8.846195     8.801914
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.515419
                Lincoln Corporate Variable 4 - Band 1        9.777614    6.574225    7.896979    8.750769     8.680866
                Lincoln Corporate Variable 4 - Band 2        9.795637    6.606211    7.959250    8.846255     8.801973
                Lincoln Corporate Variable 4 - Band 3        9.807670    6.627549    8.000950    8.910395     8.883553
                Lincoln Corporate Variable 4 - Band 4        9.813692    6.638263    8.021903    8.942659     8.924647
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  9.819774    6.649041    8.042968    8.975106     8.965996
LVIP MID-CAP VALUE STANDARD CLASS
                Lincoln CVUL III Jumbo                       8.725865    5.163406    7.340154    9.076331     8.214078
                Lincoln CVUL III Super Jumbo                 8.717827    5.150899    7.311395    9.027235     8.157382
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.425770
                Lincoln CVUL III SC (Elite)                  8.699101    5.121833    7.244730    8.913707     8.026608
                Lincoln CVUL III LC (Elite)                  8.715150    5.146737    7.301835    9.010929     8.138570
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.425199
                Lincoln Corporate Variable 4 - Band 1        8.699101    5.121833    7.244730    8.913707     8.026608
                Lincoln Corporate Variable 4 - Band 2        8.715150    5.146737    7.301835    9.010929     8.138397
                Lincoln Corporate Variable 4 - Band 3        8.725865    5.163406    7.340154    9.076331     8.214078
                Lincoln Corporate Variable 4 - Band 4        8.731228    5.171761    7.359389    9.109210     8.252093
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  8.736629    5.180154    7.378710    9.142252     8.290324
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
                Lincoln CVUL III Jumbo                      27.551346   17.417555   21.073910   21.549897    20.600379
                Lincoln CVUL III Super Jumbo                25.467833   16.076217   19.421828   19.830749    18.928524
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.281490
                Lincoln CVUL III SC (Elite)                 24.848095   15.629641   18.816299   19.142864    18.208003
                Lincoln CVUL III LC (Elite)                 25.324495   15.977746   19.293213   19.689584    18.784374
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.280927
                Lincoln Corporate Variable 4 - Band 1       22.600844   14.216542   17.115105   17.414437    16.563985
                Lincoln Corporate Variable 4 - Band 2       22.906670   14.452292   17.451218   17.809746    16.990960
                Lincoln Corporate Variable 4 - Band 3       19.137990   12.098762   14.638577   14.969213    14.309649
                Lincoln Corporate Variable 4 - Band 4       22.600538   14.302054   17.321711   17.730660    16.966406
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 14.974252    9.485489   11.499702   11.782968    11.286377
LVIP MONEY MARKET STANDARD CLASS
                Lincoln CVUL                                12.411352   12.613735   12.563514   12.481748    12.392802
                Lincoln CVUL/0.35%                                                               9.977282     9.945450

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL LC                             12.528781   12.771334   12.758708   12.713781    12.666871
                Lincoln CVUL LC/0.20%                                                            9.988645     9.971701
                Lincoln CVUL III Jumbo                      11.368116   11.611395   11.623140   11.605398    11.585717
                Lincoln CVUL III Super Jumbo                11.252552   11.476134   11.470523   11.435847    11.399341
                Lincoln CVUL III Super Jumbo/0.15%                                                            9.998726
                Lincoln CVUL III SC (Elite)                 12.411352   12.613735   12.563514   12.481748    12.392802
                Lincoln CVUL III LC (Elite)                 12.528781   12.771334   12.758708   12.713781    12.666871
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.971701
                Lincoln Corporate Variable 4 - Band 1       11.075304   11.255908   11.211043   11.138133    11.063726
                Lincoln Corporate Variable 4 - Band 2       11.221243   11.438483   11.427174   11.386934    11.344911
                Lincoln Corporate Variable 4 - Band 3       11.276705   11.518027   11.529677   11.512077    11.492554
                Lincoln Corporate Variable 4 - Band 4       11.362740   11.617515   11.640902   11.634770    11.626660
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.097316   11.357490   11.391740   11.397123    11.400575
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.544398    8.007022    9.941000   11.058709    11.174559
                Lincoln CVUL III Super Jumbo                10.534698    7.987652    9.902092   10.998929    11.097491
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.120521
                Lincoln CVUL III SC (Elite)                 10.512100    7.942636    9.811896   10.860693    10.919724
                Lincoln CVUL III LC (Elite)                 10.531467    7.981206    9.889156   10.979074    11.071920
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.119966
                Lincoln Corporate Variable 4 - Band 1       10.512100    7.942636    9.811896   10.860693    10.919724
                Lincoln Corporate Variable 4 - Band 2       10.531474    7.981215    9.889549   10.979406    11.072257
                Lincoln Corporate Variable 4 - Band 3       10.544398    8.007022    9.941000   11.058709    11.174559
                Lincoln Corporate Variable 4 - Band 4       10.550870    8.019962    9.967023   11.098743    11.226235
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.557336    8.032912    9.993104   11.138910    11.278137
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.388169    7.579549    9.505329   10.627666    10.626997
                Lincoln CVUL III Super Jumbo                10.378611    7.561210    9.468122   10.570212    10.553700
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.115856
                Lincoln CVUL III SC (Elite)                 10.356345    7.518591    9.381869   10.437355    10.384631
                Lincoln CVUL III LC (Elite)                 10.375428    7.555107    9.455752   10.551129    10.529380
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.115301
                Lincoln Corporate Variable 4 - Band 1       10.356345    7.518591    9.381869   10.437355    10.384631
                Lincoln Corporate Variable 4 - Band 2       10.375427    7.555236    9.455704   10.551074    10.529324
                Lincoln Corporate Variable 4 - Band 3       10.388169    7.579549    9.505329   10.627668    10.626997
                Lincoln Corporate Variable 4 - Band 4       10.394545    7.591799    9.530214   10.666142    10.676144
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.400926    7.604070    9.555167   10.704759    10.725520
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.495733    7.250702    9.258671   10.399446    10.320110
                Lincoln CVUL III Super Jumbo                10.486077    7.233156    9.222425   10.343221    10.248924
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.124535
                Lincoln CVUL III SC (Elite)                 10.463580    7.192380    9.138400   10.213207    10.084724
                Lincoln CVUL III LC (Elite)                 10.482860    7.227317    9.210374   10.324547    10.225304
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.123980
                Lincoln Corporate Variable 4 - Band 1       10.463580    7.192380    9.138400   10.213207    10.084724
                Lincoln Corporate Variable 4 - Band 2       10.482860    7.225898    9.208518   10.322472    10.223250
                Lincoln Corporate Variable 4 - Band 3       10.495733    7.250702    9.258671   10.399446    10.320110
                Lincoln Corporate Variable 4 - Band 4       10.502176    7.262423    9.282914   10.437099    10.367842
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.508622    7.274133    9.307181   10.474844    10.415750
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.319756    6.638268    8.675588    9.841368     9.678254
                Lincoln CVUL III Super Jumbo                10.310260    6.622200    8.641618    9.788154     9.611487
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.116523
                Lincoln CVUL III SC (Elite)                 10.288136    6.584858    8.562869    9.665101     9.457481
                Lincoln CVUL III LC (Elite)                 10.307096    6.616852    8.630324    9.770479     9.589334
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.115969
                Lincoln Corporate Variable 4 - Band 1       10.288136    6.584858    8.562869    9.665101     9.457481
                Lincoln Corporate Variable 4 - Band 2       10.307096    6.617323    8.630957    9.771203     9.590042
                Lincoln Corporate Variable 4 - Band 3       10.319756    6.638268    8.675588    9.841368     9.678254

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln Corporate Variable 4 - Band 4       10.326092    6.649001    8.698309    9.877005     9.723023
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.332431    6.659712    8.721032    9.912704     9.767932
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                        8.941073
                Lincoln CVUL III Super Jumbo                                                                  8.932139
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.098746
                Lincoln CVUL III SC (Elite)                                                                   8.911326
                Lincoln CVUL III LC (Elite)                                                                   8.929163
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.098192
                Lincoln Corporate Variable 4 - Band 1                                                         8.911326
                Lincoln Corporate Variable 4 - Band 2                                                         8.929163
                Lincoln Corporate Variable 4 - Band 3                                                         8.941073
                Lincoln Corporate Variable 4 - Band 4                                                         8.947035
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                   8.953032
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
                Lincoln CVUL                                12.253237    9.924029   12.303612   13.500805    13.900497
                Lincoln CVUL/0.35%                                                              10.686553    11.041511
                Lincoln CVUL LC                             12.350184   10.032634   12.475600   13.730633    14.179609
                Lincoln CVUL LC/0.20%                                                           10.698719    11.070676
                Lincoln CVUL III Jumbo                      12.415239   10.105677   12.591580   13.886004    14.368773
                Lincoln CVUL III Super Jumbo                12.366415   10.050837   12.504489   13.769305    14.226658
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.230768
                Lincoln CVUL III SC (Elite)                 12.253237    9.924029   12.303612   13.500805    13.900497
                Lincoln CVUL III LC (Elite)                 12.350184   10.032634   12.475600   13.730633    14.179609
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.070676
                Lincoln Corporate Variable 4 - Band 1       12.253237    9.924029   12.303612   13.500805    13.900497
                Lincoln Corporate Variable 4 - Band 2       12.350095   10.032549   12.475499   13.730519    14.179489
                Lincoln Corporate Variable 4 - Band 3       12.415239   10.105677   12.593362   13.889884    14.371763
                Lincoln Corporate Variable 4 - Band 4       12.447895   10.142404   12.649976   13.964351    14.464302
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.906727    9.711181   12.124246   13.397378    13.890915
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
                Lincoln CVUL                                13.640180    9.018293   11.555066   12.934162    12.843362
                Lincoln CVUL/0.35%                                                              10.911158    10.872570
                Lincoln CVUL LC                             13.748090    9.116957   11.716553   13.154298    13.101221
                Lincoln CVUL LC/0.20%                                                           10.923578    10.901295
                Lincoln CVUL III Jumbo                      13.820503    9.183394   11.825582   13.303258    13.276121
                Lincoln CVUL III Super Jumbo                13.766158    9.133549   11.743770   13.191438    13.144786
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.326658
                Lincoln CVUL III SC (Elite)                 13.640180    9.018293   11.555066   12.934162    12.843362
                Lincoln CVUL III LC (Elite)                 13.748090    9.116957   11.716553   13.154298    13.101221
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.901295
                Lincoln Corporate Variable 4 - Band 1       13.640180    9.018293   11.555066   12.934162    12.843362
                Lincoln Corporate Variable 4 - Band 2       13.747814    9.116819   11.716399   13.154119    13.101042
                Lincoln Corporate Variable 4 - Band 3       13.820503    9.183394   11.826374   13.304150    13.277009
                Lincoln Corporate Variable 4 - Band 4       13.856852    9.216774   11.880440   13.378332    13.364407
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.868821    8.568170   11.055437   12.461757    12.461249
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
                Lincoln CVUL                                13.061036    9.517729   12.101335   13.454192    13.516184
                Lincoln CVUL/0.35%                                                              10.823736    10.911749
                Lincoln CVUL LC                             13.164368    9.621887   12.270197   13.682888    13.787252
                Lincoln CVUL LC/0.20%                                                           10.836057    10.940576
                Lincoln CVUL III Jumbo                      13.233710    9.691957   12.384601   13.838091    13.971566
                Lincoln CVUL III Super Jumbo                13.181670    9.639357   12.298933   13.721786    13.833364
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.300615
                Lincoln CVUL III SC (Elite)                 13.061036    9.517729   12.101335   13.454192    13.516184
                Lincoln CVUL III LC (Elite)                 13.164368    9.621887   12.270197   13.682888    13.787252
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.940576
                Lincoln Corporate Variable 4 - Band 1       13.061036    9.517729   12.101335   13.454192    13.516184
                Lincoln Corporate Variable 4 - Band 2       13.164363    9.621884   12.270508   13.683235    13.787602

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln Corporate Variable 4 - Band 3       13.233710    9.691957   12.384628   13.836862    13.970509
                Lincoln Corporate Variable 4 - Band 4       13.268517    9.727183   12.442044   13.916174    14.064465
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.480600    9.158724   11.726644   13.129125    13.282310
LVIP SSgA BOND INDEX STANDARD CLASS
                Lincoln CVUL III Jumbo                                  10.327561   10.773428   11.393334    12.211628
                Lincoln CVUL III Super Jumbo                            10.317709   10.747024   11.348381    12.145223
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.072185
                Lincoln CVUL III SC (Elite)                             10.294755   10.685664   11.244179    11.991678
                Lincoln CVUL III LC (Elite)                             10.314511   10.738325   11.333530    12.123269
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.071633
                Lincoln Corporate Variable 4 - Band 1                   10.294755   10.685664   11.244179    11.991678
                Lincoln Corporate Variable 4 - Band 2                   10.314497   10.738280   11.333480    12.123215
                Lincoln Corporate Variable 4 - Band 3                   10.327561   10.772446   11.392288    12.210490
                Lincoln Corporate Variable 4 - Band 4                   10.334135   10.791067   11.423401    12.256099
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                             10.340710   10.808731   11.453543    12.300727
LVIP SSgA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.627827    10.891510
                Lincoln CVUL III Super Jumbo                                                    10.621850    10.869065
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.209265
                Lincoln CVUL III SC (Elite)                                                     10.607914    10.816874
                Lincoln CVUL III LC (Elite)                                                     10.619858    10.861594
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.208706
                Lincoln Corporate Variable 4 - Band 1                                           10.607914    10.816874
                Lincoln Corporate Variable 4 - Band 2                                           10.619858    10.861594
                Lincoln Corporate Variable 4 - Band 3                                           10.627827    10.891510
                Lincoln Corporate Variable 4 - Band 4                                           10.631815    10.906499
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.635803    10.921510
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.582553    10.856835
                Lincoln CVUL III Super Jumbo                                                    10.576600    10.834462
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.211045
                Lincoln CVUL III SC (Elite)                                                     10.562723    10.782435
                Lincoln CVUL III LC (Elite)                                                     10.574617    10.827014
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.210486
                Lincoln Corporate Variable 4 - Band 1                                           10.562723    10.782435
                Lincoln Corporate Variable 4 - Band 2                                           10.574617    10.827014
                Lincoln Corporate Variable 4 - Band 3                                           10.582553    10.856835
                Lincoln Corporate Variable 4 - Band 4                                           10.586524    10.871776
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.590499    10.886814
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
                Lincoln CVUL III Jumbo                                   5.626922    8.126806    8.699226     7.628637
                Lincoln CVUL III Super Jumbo                             5.621535    8.106853    8.664872     7.587098
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.396431
                Lincoln CVUL III SC (Elite)                              5.608983    8.060485    8.585237     7.491051
                Lincoln CVUL III LC (Elite)                              5.619740    8.100213    8.653450     7.573302
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.395861
                Lincoln Corporate Variable 4 - Band 1                    5.608983    8.060485    8.585237     7.491051
                Lincoln Corporate Variable 4 - Band 2                    5.619740    8.100213    8.653450     7.573302
                Lincoln Corporate Variable 4 - Band 3                    5.626922    8.126524    8.698932     7.628395
                Lincoln Corporate Variable 4 - Band 4                    5.630517    8.140136    8.722204     7.656455
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              5.634114    8.153512    8.745275     7.684421
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
                Lincoln CVUL III Jumbo                                   6.214415   11.777218   15.017761    12.749003
                Lincoln CVUL III Super Jumbo                             6.209713   11.750686   14.961510    12.682180
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.281320
                Lincoln CVUL III SC (Elite)                              6.198756   11.689008   14.831073    12.527614
                Lincoln CVUL III LC (Elite)                              6.208147   11.741855   14.942821    12.659981
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.280756

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln Corporate Variable 4 - Band 1                    6.198756   11.689008   14.831073    12.527614
                Lincoln Corporate Variable 4 - Band 2                    6.208147   11.741855   14.942806    12.660378
                Lincoln Corporate Variable 4 - Band 3                    6.214415   11.777419   15.018007    12.749208
                Lincoln Corporate Variable 4 - Band 4                    6.217551   11.794940   15.055379    12.793747
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              6.220689   11.812624   15.094231    12.839618
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
                Lincoln CVUL                                14.446133    8.541311   11.093835   11.978846    11.921698
                Lincoln CVUL/0.35%                                                              10.562484    10.548968
                Lincoln CVUL LC                             14.560595    8.634819   11.248988   12.182840    12.161165
                Lincoln CVUL LC/0.20%                                                           10.574507    10.576837
                Lincoln CVUL III Jumbo                      14.637105    8.697702   11.353595   12.320728    12.323442
                Lincoln CVUL III Super Jumbo                14.579550    8.650487   11.275036   12.217152    12.201518
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.281059
                Lincoln CVUL III SC (Elite)                 14.446133    8.541311   11.093835   11.978846    11.921698
                Lincoln CVUL III LC (Elite)                 14.560595    8.634819   11.248988   12.182840    12.161165
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.576837
                Lincoln Corporate Variable 4 - Band 1       14.446133    8.541311   11.093835   11.978846    11.921698
                Lincoln Corporate Variable 4 - Band 2       14.560475    8.634850   11.249027   12.182883    12.161210
                Lincoln Corporate Variable 4 - Band 3       14.637105    8.697702   11.355162   12.320205    12.322141
                Lincoln Corporate Variable 4 - Band 4       14.675600    8.729321   11.406272   12.390264    12.405399
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.359844    7.954651   10.404437   11.313303    11.338461
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
                Lincoln CVUL III Jumbo                                   5.948140    7.589672    8.108423     7.090493
                Lincoln CVUL III Super Jumbo                             5.942448    7.571041    8.076406     7.051888
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.357715
                Lincoln CVUL III SC (Elite)                              5.929188    7.527744    8.002189     6.962624
                Lincoln CVUL III LC (Elite)                              5.940552    7.564840    8.065761     7.039067
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.357148
                Lincoln Corporate Variable 4 - Band 1                    5.929188    7.527744    8.002189     6.962624
                Lincoln Corporate Variable 4 - Band 2                    5.940552    7.564830    8.065743     7.039039
                Lincoln Corporate Variable 4 - Band 3                    5.948140    7.589715    8.108461     7.090532
                Lincoln Corporate Variable 4 - Band 4                    5.951937    7.602119    8.129838     7.116347
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              5.955737    7.614569    8.151291     7.142279
LVIP SSgA LARGE CAP 100 STANDARD CLASS
                Lincoln CVUL III Jumbo                                   6.419934    8.670236   10.313407    10.531452
                Lincoln CVUL III Super Jumbo                             6.413786    8.648948   10.272681    10.474134
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.479515
                Lincoln CVUL III SC (Elite)                              6.399462    8.599478   10.178278    10.341598
                Lincoln CVUL III LC (Elite)                              6.411738    8.641864   10.259142    10.455097
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.478941
                Lincoln Corporate Variable 4 - Band 1                    6.399462    8.599478   10.178278    10.341598
                Lincoln Corporate Variable 4 - Band 2                    6.411738    8.641864   10.259142    10.455097
                Lincoln Corporate Variable 4 - Band 3                    6.419934    8.670337   10.313103    10.530269
                Lincoln Corporate Variable 4 - Band 4                    6.424036    8.684458   10.340647    10.569839
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              6.428141    8.698626   10.367883    10.608286
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.968252    10.921237
                Lincoln CVUL III Super Jumbo                                                    10.962083    10.898726
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.289750
                Lincoln CVUL III SC (Elite)                                                     10.947702    10.846380
                Lincoln CVUL III LC (Elite)                                                     10.960028    10.891233
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.289186
                Lincoln Corporate Variable 4 - Band 1                                           10.947702    10.846380
                Lincoln Corporate Variable 4 - Band 2                                           10.960028    10.891233
                Lincoln Corporate Variable 4 - Band 3                                           10.968252    10.921237
                Lincoln Corporate Variable 4 - Band 4                                           10.972367    10.936270
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.976483    10.951355

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          10.871547    10.881681
                Lincoln CVUL III Super Jumbo                                                    10.865431    10.859252
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.286651
                Lincoln CVUL III SC (Elite)                                                     10.851176    10.807095
                Lincoln CVUL III LC (Elite)                                                     10.863394    10.851786
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.286088
                Lincoln Corporate Variable 4 - Band 1                                           10.851176    10.807095
                Lincoln Corporate Variable 4 - Band 2                                           10.863394    10.851786
                Lincoln Corporate Variable 4 - Band 3                                           10.871547    10.881681
                Lincoln Corporate Variable 4 - Band 4                                           10.875625    10.896660
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     10.879684    10.911739
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          11.172986    10.865850
                Lincoln CVUL III Super Jumbo                                                    11.166702    10.843450
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.312085
                Lincoln CVUL III SC (Elite)                                                     11.152054    10.791363
                Lincoln CVUL III LC (Elite)                                                     11.164609    10.835994
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.311521
                Lincoln Corporate Variable 4 - Band 1                                           11.152054    10.791363
                Lincoln Corporate Variable 4 - Band 2                                           11.164609    10.835994
                Lincoln Corporate Variable 4 - Band 3                                           11.172986    10.865850
                Lincoln Corporate Variable 4 - Band 4                                           11.177177    10.880808
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     11.181551    10.895990
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                          11.238224    11.020394
                Lincoln CVUL III Super Jumbo                                                    11.231904    10.997676
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.321165
                Lincoln CVUL III SC (Elite)                                                     11.217170    10.944849
                Lincoln CVUL III LC (Elite)                                                     11.229798    10.990114
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.320600
                Lincoln Corporate Variable 4 - Band 1                                           11.217170    10.944849
                Lincoln Corporate Variable 4 - Band 2                                           11.229798    10.990114
                Lincoln Corporate Variable 4 - Band 3                                           11.238224    11.020394
                Lincoln Corporate Variable 4 - Band 4                                           11.242440    11.035565
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                     11.246657    11.050372
LVIP SSgA S&P 500 INDEX STANDARD CLASS
                Lincoln CVUL                                11.883480   7.411226     9.280163   10.572425    10.693008
                Lincoln CVUL/0.35%                                                              10.832829    10.994821
                Lincoln CVUL LC                             11.977510   7.492422     9.410898   10.753744    10.909093
                Lincoln CVUL LC/0.20%                                                           10.845162    11.023871
                Lincoln CVUL III Jumbo                      12.040608   7.546941     9.498359   10.875395    11.054602
                Lincoln CVUL III Super Jumbo                11.993253   7.505968     9.432630   10.783963    10.945224
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.564589
                Lincoln CVUL III SC (Elite)                 11.883480   7.411226     9.280163   10.572425    10.693008
                Lincoln CVUL III LC (Elite)                 11.977510   7.492422     9.410898   10.753744    10.909093
                Lincoln CVUL III LC (Elite)/0.20%                                                            11.023871
                Lincoln Corporate Variable 4 - Band 1       11.883480   7.411226     9.281024   10.573598    10.694194
                Lincoln Corporate Variable 4 - Band 2       11.977546   7.492385     9.410852   10.753691    10.909039
                Lincoln Corporate Variable 4 - Band 3       12.040608   7.546941     9.499051   10.876179    11.055400
                Lincoln Corporate Variable 4 - Band 4       12.072282   7.574381     9.542433   10.936779    11.128127
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.702296   7.349606     9.268521   10.633462    10.830334
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
                Lincoln CVUL III Jumbo                       9.240610   6.089071     7.658309    9.644430     9.186088
                Lincoln CVUL III Super Jumbo                 9.232096   6.074323     7.628302    9.592260     9.122688
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.573404
                Lincoln CVUL III SC (Elite)                  9.212260   6.040047     7.560039    9.473687     8.978405
                Lincoln CVUL III LC (Elite)                  9.229260   6.069463     7.618390    9.575013     9.101728

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.572826
                Lincoln Corporate Variable 4 - Band 1        9.212260    6.040047    7.558743    9.471623     8.976448
                Lincoln Corporate Variable 4 - Band 2        9.229257    6.069416    7.618324    9.574938     9.101657
                Lincoln Corporate Variable 4 - Band 3        9.240610    6.089071    7.657477    9.643143     9.184828
                Lincoln Corporate Variable 4 - Band 4        9.246290    6.098924    7.678379    9.679367     9.228599
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  9.251972    6.108790    7.698498    9.714428     9.271304
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
                Lincoln CVUL III Jumbo                                   6.744679   10.208457   13.015618    12.702579
                Lincoln CVUL III Super Jumbo                             6.738218   10.183388   12.964222    12.633438
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.468675
                Lincoln CVUL III SC (Elite)                              6.723165   10.125133   12.845084    12.473568
                Lincoln CVUL III LC (Elite)                              6.736065   10.175045   12.947135    12.610475
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.468103
                Lincoln Corporate Variable 4 - Band 1                    6.723165   10.125133   12.845084    12.473568
                Lincoln Corporate Variable 4 - Band 2                    6.736118   10.175127   12.947242    12.610575
                Lincoln Corporate Variable 4 - Band 3                    6.744679   10.209059   13.016384    12.703323
                Lincoln Corporate Variable 4 - Band 4                    6.748990   10.225203   13.049995    12.748882
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              6.753304   10.241969   13.084452    12.795344
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
                Lincoln CVUL III Jumbo                      10.023839    5.817719    8.307639    9.678265     9.499276
                Lincoln CVUL III Super Jumbo                10.014613    5.803632    8.275107    9.625929     9.433737
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.319760
                Lincoln CVUL III SC (Elite)                  9.993119    5.770893    8.199693    9.504908     9.282562
                Lincoln CVUL III LC (Elite)                 10.011540    5.798944    8.264291    9.608573     9.412026
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.319195
                Lincoln Corporate Variable 4 - Band 1        9.993119    5.770893    8.199693    9.504908     9.282562
                Lincoln Corporate Variable 4 - Band 2       10.011540    5.798944    8.261500    9.605262     9.408771
                Lincoln Corporate Variable 4 - Band 3       10.023839    5.817719    8.308633    9.678091     9.499000
                Lincoln Corporate Variable 4 - Band 4       10.029995    5.827130    8.329397    9.713313     9.543222
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 10.036150    5.836552    8.351207    9.748483     9.587364
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
                Lincoln CVUL                                15.088548    8.573848   12.459596   15.882863    15.162062
                Lincoln CVUL/0.35%                                                              11.912717    11.412005
                Lincoln CVUL LC                             15.254268    8.694122   12.672357   16.201674    15.512923
                Lincoln CVUL LC/0.20%                                                           11.926291    11.442155
                Lincoln CVUL III Jumbo                      19.651600   11.222845   16.390886   20.998885    20.146494
                Lincoln CVUL III Super Jumbo                18.487997   10.542459   15.374110   19.666773    18.840145
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.257153
                Lincoln CVUL III SC (Elite)                 15.544305    8.832826   12.838063   16.365145    15.622456
                Lincoln CVUL III LC (Elite)                 15.835940    9.025646   13.155555   16.820365    16.105312
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.256591
                Lincoln Corporate Variable 4 - Band 1       16.711450    9.496039   13.799733   17.591201    16.792871
                Lincoln Corporate Variable 4 - Band 2       16.938167    9.653880   14.071214   17.991098    17.226275
                Lincoln Corporate Variable 4 - Band 3       15.786330    9.015426   13.164728   16.861035    16.175505
                Lincoln Corporate Variable 4 - Band 4       16.244600    9.286429   13.576330   17.410450    16.720456
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.079350    7.484491   10.952934   14.060212    13.516511
LVIP TEMPLETON GROWTH STANDARD CLASS
                Lincoln CVUL III Jumbo                       9.891794    6.144033    7.855270    8.354568     8.080065
                Lincoln CVUL III Super Jumbo                 9.882689    6.129161    7.824509    8.309387     8.024308
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.422881
                Lincoln CVUL III SC (Elite)                  9.861478    6.094601    7.753200    8.204913     7.895700
                Lincoln CVUL III LC (Elite)                  9.879657    6.124212    7.814282    8.294381     8.005808
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.422311
                Lincoln Corporate Variable 4 - Band 1        9.861478    6.094601    7.753200    8.204913     7.895700
                Lincoln Corporate Variable 4 - Band 2        9.879657    6.124212    7.814282    8.294381     8.005808
                Lincoln Corporate Variable 4 - Band 3        9.891794    6.144033    7.855270    8.354402     8.079693
                Lincoln Corporate Variable 4 - Band 4        9.897868    6.153967    7.875844    8.384824     8.117450
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                  9.903922    6.163904    7.896461    8.415178     8.154999

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
                Lincoln CVUL III Jumbo                      11.060505    5.596314    8.289396   10.526883     9.708211
                Lincoln CVUL III Super Jumbo                11.050329    5.582759    8.256926   10.469950     9.641217
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.159057
                Lincoln CVUL III SC (Elite)                 11.026620    5.551259    8.181654   10.338299     9.486689
                Lincoln CVUL III LC (Elite)                 11.046939    5.578248    8.246131   10.451040     9.618988
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.158501
                Lincoln Corporate Variable 4 - Band 1       11.026620    5.551259    8.181654   10.338299     9.486689
                Lincoln Corporate Variable 4 - Band 2       11.046939    5.578249    8.246463   10.451508     9.619372
                Lincoln Corporate Variable 4 - Band 3       11.060505    5.596314    8.289396   10.525942     9.707104
                Lincoln Corporate Variable 4 - Band 4       11.067295    5.605368    8.311114   10.565009     9.753131
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.074019    5.614401    8.332835   10.603206     9.798196
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                        9.201215
                Lincoln CVUL III Super Jumbo                                                                  9.192019
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.554512
                Lincoln CVUL III SC (Elite)                                                                   9.170597
                Lincoln CVUL III LC (Elite)                                                                   9.188955
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.553935
                Lincoln Corporate Variable 4 - Band 1                                                         9.170597
                Lincoln Corporate Variable 4 - Band 2                                                         9.188955
                Lincoln Corporate Variable 4 - Band 3                                                         9.201215
                Lincoln Corporate Variable 4 - Band 4                                                         9.207350
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                   9.213497
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
                Lincoln CVUL III Jumbo                                                                        7.989325
                Lincoln CVUL III Super Jumbo                                                                  7.981327
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.286376
                Lincoln CVUL III SC (Elite)                                                                   7.962698
                Lincoln CVUL III LC (Elite)                                                                   7.978663
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.285812
                Lincoln Corporate Variable 4 - Band 1                                                         7.962698
                Lincoln Corporate Variable 4 - Band 2                                                         7.978663
                Lincoln Corporate Variable 4 - Band 3                                                         7.989325
                Lincoln Corporate Variable 4 - Band 4                                                         7.994661
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                   8.000000
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
                Lincoln CVUL                                14.255170    8.730954   10.690139   12.518775    12.111309
                Lincoln CVUL/0.35%                                                              11.018882    10.697641
                Lincoln CVUL LC                             15.429956    9.478949   11.640868   13.673061    13.267721
                Lincoln CVUL LC/0.20%                                                           11.031427    10.725909
                Lincoln CVUL III Jumbo                      12.568472    7.736570    9.520126   11.204452    10.894142
                Lincoln CVUL III Super Jumbo                12.519043    7.694565    9.454239   11.110246    10.786341
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.441008
                Lincoln CVUL III SC (Elite)                 14.255170    8.730954   10.690139   12.518775    12.111309
                Lincoln CVUL III LC (Elite)                 15.429956    9.478949   11.640868   13.673061    13.267721
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.725909
                Lincoln Corporate Variable 4 - Band 1       12.404461    7.597438    9.302268   10.893496    10.538931
                Lincoln Corporate Variable 4 - Band 2       12.502610    7.680618    9.432385   11.079026    10.750649
                Lincoln Corporate Variable 4 - Band 3       12.568726    7.737108    9.520788   11.205227    10.894858
                Lincoln Corporate Variable 4 - Band 4       12.601533    7.764700    9.564305   11.267699    10.966608
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.860899    7.315672    9.020232   10.637350    10.363464
M BUSINESS OPPORTUNITY VALUE
                Lincoln Corporate Variable 4 - Band 2       17.405749   11.358074   14.093548   15.339191    14.649661
                Lincoln Corporate Variable 4 - Band 3       15.502575   10.136386   12.602812   13.744141    13.152617
                Lincoln Corporate Variable 4 - Band 4       17.087521   11.183905   13.919130   15.194846    14.555449
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 12.462914    8.165243   10.172368   11.115789    10.658776

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
M CAPITAL APPRECIATION
                Lincoln Corporate Variable 4 - Band 2       18.228531   10.524794   15.578035   19.705859    18.209520
                Lincoln Corporate Variable 4 - Band 3       18.427604   10.661084   15.811345   20.040993    18.556326
                Lincoln Corporate Variable 4 - Band 4       17.606891   10.196484   15.137433   19.205977    17.800985
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.382921    7.758078   11.528957   14.642258    13.584714
M INTERNATIONAL EQUITY
                Lincoln Corporate Variable 4 - Band 2       21.388754   12.815263   15.990870   16.660850    14.344079
                Lincoln Corporate Variable 4 - Band 3       18.129935   10.884494   13.608854   14.207388    12.256310
                Lincoln Corporate Variable 4 - Band 4       20.655887   12.413402   15.535973   16.235474    14.019927
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 14.527479    8.739209   10.948487   11.452874     9.899905
M LARGE CAP GROWTH
                Lincoln Corporate Variable 4 - Band 2       17.773530    9.033077   12.362305   15.152897    14.971483
                Lincoln Corporate Variable 4 - Band 3       18.099628    9.217284   12.639656   15.523841    15.368711
                Lincoln Corporate Variable 4 - Band 4       17.534199    8.938300   12.269347   15.084094    14.948308
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 13.987193    7.137316    9.806990   12.068888    11.972219
MFS VIT CORE EQUITY INITIAL CLASS
                Lincoln CVUL                                11.705129    7.072106    9.300507   10.825297    10.640426
                Lincoln CVUL/0.35%                                                              11.074450    10.923925
                Lincoln CVUL LC                             11.237591    6.810165    8.982937   10.487282    10.338910
                Lincoln CVUL LC/0.20%                                                           11.087244    10.952310
                Lincoln CVUL III Jumbo                      17.900875   10.869988   14.366724   16.806229    16.601691
                Lincoln CVUL III Super Jumbo                16.749615   10.155623   13.402436   15.654724    15.441006
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.433958
                Lincoln CVUL III SC (Elite)                 11.705129    7.072106    9.300507   10.825297    10.640426
                Lincoln CVUL III LC (Elite)                 11.237591    6.810165    8.982937   10.487282    10.338910
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.952310
                Lincoln Corporate Variable 4 - Band 1       15.266043    9.223682   12.130015   14.119013    13.877570
                Lincoln Corporate Variable 4 - Band 2       15.471936    9.376206   12.367655   14.438833    14.234592
                Lincoln Corporate Variable 4 - Band 3       14.604141    8.868105   11.720860   13.711092    13.544223
                Lincoln Corporate Variable 4 - Band 4       15.341456    9.325233   12.337246   14.446509    14.284943
MFS VIT GROWTH INITIAL CLASS
                Lincoln CVUL                                10.942266    6.800178    9.296839   10.647953    10.539300
                Lincoln CVUL/0.35%                                                              10.980480    10.906564
                Lincoln CVUL LC                             11.331793    7.063454    9.685903   11.126872    11.046442
                Lincoln CVUL LC/0.20%                                                           10.992971    10.935372
                Lincoln CVUL III Jumbo                      20.061100   12.529790   17.215907   19.816660    19.712827
                Lincoln CVUL III Super Jumbo                18.557864   11.573487   15.878118   18.249403    18.126555
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.257297
                Lincoln CVUL III SC (Elite)                 10.942266    6.800178    9.296839   10.647953    10.539300
                Lincoln CVUL III LC (Elite)                 11.331793    7.063454    9.685903   11.126872    11.046442
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.935372
                Lincoln Corporate Variable 4 - Band 1       16.890036   10.496477   14.350221   16.435746    16.268033
                Lincoln Corporate Variable 4 - Band 2       17.118976   10.670819   14.632497   16.809317    16.687818
                Lincoln Corporate Variable 4 - Band 3       16.932857   10.575968   14.531361   16.726564    16.638926
                Lincoln Corporate Variable 4 - Band 4       16.882359   10.554964   14.516908   16.726503    16.655531
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                              6.323887    8.706400   10.041695    10.009090
MFS VIT RESEARCH INITIAL CLASS
                Lincoln CVUL                                12.607452    8.001553   10.372640   11.937631    11.800873
                Lincoln CVUL/0.35%                                                              10.963357    10.876433
                Lincoln CVUL LC                             12.292742    7.825243   10.174853   11.745069    11.644594
                Lincoln CVUL LC/0.20%                                                           10.975855    10.904517
MFS VIT TOTAL RETURN INITIAL CLASS
                Lincoln CVUL                                16.075543   12.430388   14.569052   15.904034    16.074333
                Lincoln CVUL/0.35%                                                              10.570720    10.719612
                Lincoln CVUL LC                             16.601568   12.875753   15.136462   16.573050    16.799311
                Lincoln CVUL LC/0.20%                                                           10.582758    10.748719
                Lincoln CVUL III Jumbo                      15.439712   11.998643   14.133585   15.505950    15.749118
                Lincoln CVUL III Super Jumbo                14.643132   11.362524   13.364221   14.639918    14.847210

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.315678
                Lincoln CVUL III SC (Elite)                 16.075543   12.430388   14.569052   15.904034    16.074333
                Lincoln CVUL III LC (Elite)                 16.601568   12.875753   15.136462   16.573050    16.799311
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.748719
                Lincoln Corporate Variable 4 - Band 1       13.854298   10.712765   12.555848   13.706331    13.851786
                Lincoln Corporate Variable 4 - Band 2       14.042341   10.890882   12.803091   14.018219    14.209606
                Lincoln Corporate Variable 4 - Band 3       13.066824   10.154604   11.961435   13.122886    13.328682
                Lincoln Corporate Variable 4 - Band 4       14.111909   10.977753   12.943983   14.215038    14.452409
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.689272    9.102274   10.743322   11.810076    12.019305
MFS VIT UTILITIES INITIAL CLASS
                Lincoln CVUL                                24.807023   15.354423   20.312012   22.955374    24.341596
                Lincoln CVUL/0.35%                                                              11.380305    12.109869
                Lincoln CVUL LC                             24.038510   14.923537   19.801300   22.445350    23.872325
                Lincoln CVUL LC/0.20%                                                           11.393248    12.141818
                Lincoln CVUL III Jumbo                      35.625294   22.161160   29.463399   33.464409    35.663216
                Lincoln CVUL III Super Jumbo                30.547741   18.974074   25.188347   28.565993    30.397291
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.438639
                Lincoln CVUL III SC (Elite)                 24.807023   15.354423   20.312012   22.955374    24.341596
                Lincoln CVUL III LC (Elite)                 24.038510   14.923537   19.801300   22.445350    23.872325
                Lincoln CVUL III LC (Elite)/0.20%                                                            12.141818
                Lincoln Corporate Variable 4 - Band 1       27.566540   17.062466   22.571578   25.509040    27.049487
                Lincoln Corporate Variable 4 - Band 2       27.939960   17.345627   23.015060   26.088246    27.746818
                Lincoln Corporate Variable 4 - Band 3       23.856367   14.840152   19.730069   22.409342    23.881761
                Lincoln Corporate Variable 4 - Band 4       28.146498   17.526426   23.324807   26.518718    28.289437
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 16.675666   10.394111   13.846693   15.758464    16.827526
NB AMT MID-CAP GROWTH I CLASS
                Lincoln CVUL                                17.371511    9.768937   12.766238   16.365709    16.328266
                Lincoln CVUL/0.35%                                                              11.983906    11.998967
                Lincoln CVUL LC                             15.496681    8.740887   11.456960   14.731509    14.742223
                Lincoln CVUL LC/0.20%                                                           11.997567    12.030348
                Lincoln CVUL III Jumbo                      22.604089   12.775405   16.778654   21.617353    21.676416
                Lincoln CVUL III Super Jumbo                21.771476   12.286333   16.112143   20.727554    20.753011
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.228548
                Lincoln CVUL III SC (Elite)                 17.371511    9.768937   12.766238   16.365709    16.328266
                Lincoln CVUL III LC (Elite)                 15.496681    8.740887   11.456960   14.731509    14.742223
                Lincoln CVUL III LC (Elite)/0.20%                                                            12.030348
                Lincoln Corporate Variable 4 - Band 1       19.812719   11.141763   14.560129   18.665632    18.623157
                Lincoln Corporate Variable 4 - Band 2       20.081425   11.326906   14.846542   19.089879    19.103765
                Lincoln Corporate Variable 4 - Band 3       18.708949   10.573947   13.887356   17.892249    17.941146
                Lincoln Corporate Variable 4 - Band 4       19.817444   11.211679   14.739658   19.009323    19.080345
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 14.766867    8.362709   11.005202   14.207280    14.274638
NB AMT PARTNERS I CLASS
                Lincoln CVUL                                15.877095    7.505802   11.632924   13.361518    11.761235
                Lincoln CVUL/0.35%                                                              10.646015     9.403866
                Lincoln CVUL LC                             17.418623    8.259370   12.839313   14.791440    13.059074
                Lincoln CVUL LC/0.20%                                                           10.658141     9.428743
NB AMT REGENCY I CLASS
                Lincoln CVUL III Jumbo                      21.160729   11.442251   16.736268   21.076223    19.667388
                Lincoln CVUL III Super Jumbo                19.747590   10.662076   15.571748   19.580375    18.244112
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.483574
                Lincoln CVUL III SC (Elite)                 20.097390   10.812925   15.736876   19.718967    18.308980
                Lincoln CVUL III LC (Elite)                 20.480601   11.052212   16.133448   20.276546    18.883318
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.483001
                Lincoln Corporate Variable 4 - Band 1       18.238067    9.812528   14.280912   17.894631    16.615082
                Lincoln Corporate Variable 4 - Band 2       18.485318    9.975554   14.561814   18.301317    17.043813
                Lincoln Corporate Variable 4 - Band 3       15.033890    8.129284   11.890479   14.973852    13.972921
                Lincoln Corporate Variable 4 - Band 4       17.755912    9.610798   14.071513   17.738147    16.569023
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                 11.641638    6.307624    9.244464   11.664961    10.907036

SUBACCOUNT      PRODUCT(S)                                     2007        2008        2009        2010        2011
-------------   -----------------------------------------   ---------   ---------   ---------   ---------   ----------
OPPENHEIMER MAIN STREET FUND/VA CLASS A
                Lincoln CVUL                                12.462896    7.614914    9.700693   11.184707    11.105035
                Lincoln CVUL/0.35%                                                              10.971891    10.931956
                Lincoln CVUL LC                             12.227271    7.493225    9.574454   11.072326    11.025611
                Lincoln CVUL LC/0.20%                                                           10.984368    10.960708
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
                Lincoln CVUL III Jumbo                                              12.612813   15.674571    14.460897
                Lincoln CVUL III Super Jumbo                                        12.601074   15.636546    14.404186
                Lincoln CVUL III Super Jumbo/0.15%                                                            9.915019
                Lincoln CVUL III SC (Elite)                                         12.573721   15.548175    14.272717
                Lincoln CVUL III LC (Elite)                                         12.597162   15.623896    14.385340
                Lincoln CVUL III LC (Elite)/0.20%                                                             9.914476
                Lincoln Corporate Variable 4 - Band 1                               12.573721   15.548175    14.272717
                Lincoln Corporate Variable 4 - Band 2                               12.597162   15.622079    14.383754
                Lincoln Corporate Variable 4 - Band 3                               12.612813   15.674571    14.460897
                Lincoln Corporate Variable 4 - Band 4                               12.620644   15.699971    14.498827
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                         12.628459   15.725383    14.536830
PREMIER VIT OpCAP MANAGED CLASS I
                Lincoln CVUL                                13.161868    9.179769   11.367631
                Lincoln CVUL LC                             13.264279    9.280124   11.526422
PUTNAM VT GROWTH & INCOME CLASS IB
                Lincoln CVUL III Jumbo                      16.072665    9.833461   12.739515   14.542019    13.839400
                Lincoln CVUL III Super Jumbo                15.099831    9.224391   11.932533   13.600458    12.923909
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.586497
                Lincoln CVUL III SC (Elite)                 13.200842    8.036071   10.359013   11.765773    11.141383
                Lincoln CVUL III LC (Elite)                 13.451829    8.213520   10.619573   12.097928    11.490369
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.585918
                Lincoln Corporate Variable 4 - Band 1       13.773450    8.384649   10.808352   12.276132    11.624658
                Lincoln Corporate Variable 4 - Band 2       13.959969    8.523784   11.020725   12.554924    11.924415
                Lincoln Corporate Variable 4 - Band 4       14.070993    8.617445   11.175306   12.769243    12.164450
T. ROWE PRICE EQUITY INCOME
                Lincoln CVUL III Jumbo                                                                       10.612395
                Lincoln CVUL III Super Jumbo                                                                 10.608817
                Lincoln CVUL III Super Jumbo/0.15%                                                           10.598137
                Lincoln CVUL III SC (Elite)                                                                  10.600472
                Lincoln CVUL III LC (Elite)                                                                  10.607624
                Lincoln CVUL III LC (Elite)/0.20%                                                            10.597557
                Lincoln Corporate Variable 4 - Band 1                                                        10.600472
                Lincoln Corporate Variable 4 - Band 2                                                        10.607624
                Lincoln Corporate Variable 4 - Band 3                                                        10.612395
                Lincoln Corporate Variable 4 - Band 4                                                        10.614782
                Lincoln Corporate Variable 5 and Lincoln
                   Corporate Commitment VUL                                                                  10.617168

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2011, 2010, 2009, 2008, and 2007, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Ernst & Young LLP
---------------------

Philadelphia, Pennsylvania
April 3, 2012

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Commission Schedule for Variable Life Policies.(2)

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)

(4) (a) Policy Form LN939(15)

     (b) Load Amortization Rider-LR853(15)

     (c) Term Insurance Rider-LR526(8)

     (d) Enhanced Surrender Value Rider-LR529(9)

     (e) Adjustable Benefit Enhancement Rider(12)

     (f) Alternative Policy Loan Rider-LR791(13)

     (g) Surrender Value and Loan Spread Enhancement Rider-LR793 (Filed
    Herewith)

(5) (a) Application Part I-B58(17)

     (b) Application Part II (Corporate/Individual Owner)-B59(17)

     (c) Consent Forms B10457 and B10458(17)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(7)

(7) Reinsurance Contracts.(14)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AIM Variable Insurance Funds (Invesco Variable Insurance Funds).(18)

     (b) AllianceBernstein Variable Products Series Fund, Inc.(19)

     (c) American Century Investments Variable Portfolios, Inc.(18)

     (d) American Funds Insurance Series(19)

     (e) BlackRock Variable Series Fund, Inc.(18)

     (f) Delaware VIP Trust(19)

     (g) DWS Investments VIT Funds(16)

     (h) DWS Variable Series II(19)

     (i) Fidelity Variable Insurance Products(19)

     (j) Franklin Templeton Variable Insurance Products Trust(19)

     (k) Goldman Sachs Variable Insurance Trust.(19)

     (l) Janus Aspen Series(16)

     (m) Lincoln Variable Insurance Products Trust(19)

     (n) M Fund, Inc.(10)

     (o) MFS Variable Insurance Trust(19)

     (p) Neuberger Berman Advisers Management Trust(10)

     (q) PIMCO Variable Insurance Trust(18)

     (r) T. Rowe Price Equity Series, Inc.(20)

(9) (a) Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(19)
--------------
(1) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.

(3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(4) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.

(5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(6) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(8) Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(11) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-170695) filed on March 30, 2012.

(12) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(15) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(17) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.

(18) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(19) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(20) (a) T. Rowe Price International Series, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment
No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)

  (b) T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective
  Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen***              Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President and Secretary
C. Phillip Elam II***         Senior Vice President, Chief Investment Officer
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornellio***       Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (11)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Jeffrey D. Coutts*         Senior Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

      * Principal Business address is 150 North Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c)  N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 3rd day of April, 2012. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S (REGISTRANT)

                           By       /s/ Michael L. Parker
                              ---------------------------------
                              Michael L. Parker
                              Vice President
                              The Lincoln National Life Insurance Company




                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (DEPOSITOR)

                           By       /s/ Michael L. Parker
                              ---------------------------------
                              Michael L. Parker
                                Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement (File No.: 333-125790; 811-09241;
CIK: 0001080299) on Form N-6 has been signed below on April 3, 2012 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

SIGNATURE                                            TITLE
/s/ Dennis R. Glass *                                President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                            Executive Vice President; Chief Administrative Officer
------------------------------                       and Director
Charles C. Cornelio

/s/ C Phillip Elam II *                              Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *                              Executive Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag


/s/ Mark E. Konen *                                  Executive Vice President and Director
------------------------------
Mark E. Konen


/s/ Keith J. Ryan *                                  Vice President and Director
------------------------------
Keith J. Ryan




* By        /s/ John L. Reizian
     ----------------------------------------
       John L. Reizian
       Attorney-in-Fact, pursuant to a Power-
       of-Attorney filed with this Registration
       Statement

                              POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137,
333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123;
811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274,
333-144275; 811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695;
333-175888; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                TITLE
---------                                                -----
/s/ Dennis R. Glass                                      President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                                  Executive Vice President; Chief Administrative Officer
------------------------------                           and Director
Charles C. Cornelio

/s/ C. Phillip Elam II                                   Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                                    Senior Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ Mark E. Konen                                        Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ Keith J. Ryan                                        Vice President and Director
------------------------------
Keith J. Ryan


Version dated: March 2012